                                                    Registration No. 333-40186
                                                            File No. 811-10001

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]
Pre-Effective Amendment No.                                              [   ]
Post-Effective Amendment No. 6                                             [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
      Amendment No. 6

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                  OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)
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              (Exact Name of Registrant as Specified in Charter)

            6803 South Tucson Way, Centennial, Colorado 80112-3924
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             (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (303) 768-3200

                             Robert G. Zack, Esq.
                            OppenheimerFunds, Inc.
Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008
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                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
     [   ] immediately upon filing pursuant to paragraph (b)
     [X]   on November 28, 2005 pursuant to paragraph (b)
     [   ] 60 days after filing pursuant to paragraph (a)(1)
     [   ] on _______________ pursuant to paragraph (a)(1)
     [   ] 75 days after filing pursuant to paragraph (a)(2)
     [   ] on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Oppenheimer
Main Street Opportunity Fund(R)

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Prospectus dated November 28, 2005

                                         Oppenheimer Main Street Opportunity
                                         Fund(R)is a mutual fund that seeks
                                         long-term capital appreciation. It
                                         invests primarily in common stocks.
                                             This Prospectus contains important
                                         information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. It also contains
                                         important information about how to buy
                                         and sell shares of the Fund and other
                                         account features. Please read this
                                         Prospectus carefully before you invest
                                         and keep it for future reference about
                                         your account.

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.
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Contents

      About the Fund

      The Fund's Investment Objective and Principal Investment Strategies

      Main Risks of Investing in the Fund

      The Fund's Past Performance

      Fees and Expenses of the Fund

      About the Fund's Investments

      How the Fund is Managed

      About Your Account

      How to Buy Shares
      Class A Shares
      Class B Shares
      Class C Shares
      Class N Shares
      Class Y Shares

      Special Investor Services
      AccountLink
      PhoneLink
      OppenheimerFunds Internet Website
      Automatic Withdrawal and Exchange Plans
      Retirement Plans

      How to Sell Shares
      By Mail
      By Telephone

      How to Exchange Shares

      Shareholder Account Rules and Policies

      Dividends, Capital Gains and Taxes

      Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks long-term capital appreciation.

WHAT DOES THE FUND INVEST IN? The Fund invests primarily in common stocks of
U.S. companies of small, medium and large capitalization ranges.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? The
Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:
   o  Multi-factor quantitative models: "Top-down" models analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
   o  Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
   o  Judgment: After analyzing the models and fundamental research, the portfolio managers apply their judgment to decide which securities to buy or sell.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking long-term capital appreciation. Investors in the Fund should be willing to assume the risks of short-term share price fluctuations. The Fund is a moderately aggressive Fund focusing on stock investments. The Fund does not seek income and is not designed for investors needing current income.
Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment Manager,
OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective. There is no assurance that the Fund will achieve its objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. The Fund's net asset values per share will fluctuate as the value of the Fund's portfolio securities change.

      The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. The Fund currently focuses its stock investments in U.S.
issuers and accordingly will be affected primarily by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. Also, securities of small and medium-size companies may have more volatile prices than stocks of large companies.

      At times, the Manager may increase the Fund's emphasis of its investments in a particular industry compared to the weighting of that industry in the Russell 3000 Index which the Fund uses as a performance benchmark. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, the stock markets can be volatile, and the price of the Fund's shares will go up and down. The Fund generally will not use income-oriented investments to help cushion the Fund's return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but may be more volatile than funds that invest in both stocks and bonds.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or
IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)
[See appendix to prospectus for data in bar chart showing the annual total return]

Sales  charges  and taxes are not  included in the  calculations  of return in this bar chart, and if those charges and taxes were included,  the returns may be less than those shown.

For the period  from  1/1/05  through  9/30/05,  the  cumulative  return  (not annualized) before taxes for Class A shares was 4.34%.

During the period shown in the bar chart,  the highest return (not annualized)
before taxes for a calendar  quarter was 18.20%  (2nd Qtr '03)  and the lowest return  (not  annualized)  before  taxes for a calendar  quarter  was  -17.13%
(3rd Qtr '02).

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Average Annual Total Returns       1 Year           5 Years
for    the    periods    ended                    (or life of
December 31, 2004                               class, if less)
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Class  A   Shares   (inception
9/25/00)                            6.18%            7.18%
  Return Before Taxes               4.50%            6.77%
  Return After Taxes on
  Distributions                     5.19%            6.07%
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares
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Russell 3000 Index (reflects
no deduction for fees,
expenses or taxes)                 11.95%          -1.76%(1)
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Class B Shares (inception           6.65%            7.43%
9/25/00)
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Class C Shares (inception          10.79%            7.87%
9/25/00)
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Class N Shares (inception          11.18%            9.79%
3/1/01)
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Class Y Shares (inception          13.07%            9.06%
9/25/00)
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1. From 9/30/00.

The Fund's average annual total returns in the table include the applicable sales charges: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charges of 5%
(1-year) and 3% (life of class); and for Class C and Class N shares, the 1%
contingent deferred sales charge for the 1-year period. There is no sales charge on Class Y shares. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Russell 3000 Index, an unmanaged index of large-capitalization U.S. companies. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund investments vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the Fund's expenses during its fiscal year ended July 31, 2005.

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Shareholder Fees (charges paid
directly from your investment):

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                                Class A  Class B  Class C   Class N    Class Y
                                 Shares   Shares   Shares     Shares     Shares

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Maximum Sales Charge (Load) on   5.75%     None     None       None       None
purchases (as % of offering

price)
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Maximum Deferred Sales Charge
(Load) (as % of the lower of
the original offering price or  None(1)   5%(2)     1%(3)     1%(4)       None
redemption proceeds)

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Annual Fund Operating Expenses
(deducted from Fund assets):
(% of average daily net assets)

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                               Class A  Class B   Class C   Class N    Class Y
                                Shares   Shares    Shares     Shares   Shares

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Management Fees                 0.63%     0.63%     0.63%     0.63%      0.63%
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Distribution and/or Service     0.25%     1.00%     1.00%     0.50%       None
(12b-1) Fees

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Other Expenses                  0.23%     0.32%     0.22%     0.41%      0.19%
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Total Annual Operating          1.11%     1.95%     1.85%     1.54%      0.82%
Expenses
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Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.
The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee to 0.35% of average daily net assets per fiscal year for all classes.
That undertaking may be amended or withdrawn at any time. After the waiver, the actually "Other Expenses and "Total Annual Operating Expenses" as
percentages of average daily net assets were 0.40% and 1.53 % for Class N.
For Class A, Class B, Class C, and Class Y the "other expenses" represents the expenses incurred during the prior fiscal year due to the expense limitation described above not being exceeded.
A contingent deferred sales charge may apply to redemptions of investments of
   $1 million or more ($500,000 for certain retirement plan accounts) of
   Class A shares. See "How to Buy Shares" for details.
Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

Applies to shares redeemed within 12 months of purchase.
Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are redeemed:     1 Year        3 Years       5 Years      10 Years
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Class A Shares               $682          $909         $1,155        $1,856
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Class B Shares               $700          $918         $1,262      $1,872(1)
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Class C Shares               $290          $587         $1,010        $2,189
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Class N Shares               $258          $490          $846         $1,848
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Class Y Shares               $84           $263          $457         $1,018
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   If shares are not        1 Year        3 Years       5 Years      10 Years
       redeemed:
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Class A Shares               $682          $909         $1,155        $1,856
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Class B Shares               $200          $618         $1,062      $1,872(1)
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Class C Shares               $190          $587         $1,010        $2,189
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Class N Shares               $158          $490          $846         $1,848
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Class Y Shares               $84           $263          $457         $1,018
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 In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges. There is no sales charge on Class Y shares.
 1.  Class B expenses for years 7 through 10 are based on Class A expenses since Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the
Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. At times, the Fund may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Fund may vary its investments among the different capitalization ranges. The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

      In addition to quantitative research, the Manager tries to reduce risk by carefully controlling the portfolio weight of any one security in the
Fund. The Fund attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the
Fund does not concentrate 25% or more of its total assets in investments in any one industry.
Stock Investments. The Fund invests primarily in common stocks of U.S.
      companies. The Fund focuses on securities of issuers in small, medium and large capitalization ranges. "Capitalization" refers to the market value of all of the issuers' outstanding common stock.
Portfolio Turnover. A change in the securities held by the Fund is known as
      "portfolio turnover." The Fund can engage in active and frequent trading to try to achieve its objective, and may have a high portfolio turnover rate (for example, over 100%). Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial
      Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rate during prior fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. The Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them.
These techniques have certain risks, although some are designed to help reduce overall investment or market risks.
Risks of Foreign Investing. The Fund can buy securities of companies or governments in any country, developed or underdeveloped. While there is no limit on the amount of the Fund's assets that may be invested in foreign securities, the Manager does not currently plan to invest significant amounts of the Fund's assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks, such as the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
      attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of the New York Stock Exchange (the
      "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing"
      to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.
Other Equity Securities. Equity securities include common stocks, as well as
      "equity equivalents" such as preferred stocks and securities convertible into common stock. Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt. The Manager considers some convertible securities to be
      "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities.
Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
Derivative Investments. The Fund can invest in a number of different kinds of
      "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the
      Fund might use may be considered "derivative" investments. The Fund does not expect to use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it
      to. As a result of these risks, the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.
Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the
      Fund's return.
Temporary Defensive and Interim Investments. In times of adverse or unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be, highly-rated commercial paper and money market instruments, U.S.
      government securities and repurchase agreements. The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.
Loans of Portfolio Securities.  The Fund has entered into a Securities Lending
      Agreement  with  JP  Morgan  Chase.   Under  that  agreement   portfolio
      securities  of the Fund may be  loaned  to  brokers,  dealers  and other financial  institutions.  The Securities Lending Agreement provides that loans  must  be  adequately  collateralized  and  may be  made  only  in conformity with the Fund's  Securities  Lending  Guidelines,  adopted by the Fund's Board of  Trustees.  The value of the  securities  loaned may not exceed 25% of the value of the Fund's net assets.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the
Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $190 billion in assets as of September 30, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for its last fiscal year ended July 31, 2005 was 0.63%
      of average annual net assets for each class of shares.

      A discussion regarding the basis for the Board of Trustee's approval of the Fund's investment advisory contract is available in the Fund's Annual
Report to shareholders for the year ended July 31, 2005.
Portfolio Managers. The Fund's portfolio is managed by Nikolaos Monoyios and
      Mark Zavanelli who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Monoyios, CFA, has been a manager of the Fund's portfolio since September 2000. Mr. Monoyios has been a Senior Vice President of the Manager since October 2003 and was formerly a Vice President of the Manager from April 1998 through
      September 2003. He is an officer of other portfolios in the
      OppenheimerFunds complex. Mr. Zavanelli, CFA, has been a manager of the
      Fund's portfolio since October 2003 and a Vice President of the Manager since November 2000. He is an officer of other portfolios in the
      OppenheimerFunds complex. Prior to joining the Manager in May 1998, Mr.
      Zavanelli was President of Waterside Capital Management, a registered investment advisor from August 1995 through April 1998.

      The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.
Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds
      (collectively the "funds") including the Fund, 30 present and former
      Directors or Trustees and 8 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the
      Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the
      Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys'
      fees and litigation expenses.

      The  defendants  believe  the claims  asserted  in these law suits to be without merit,  and intend to defend the suits  vigorously.  The Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution  agreements with the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge for that service.

Buying Shares Through the Distributor. Complete an OppenheimerFunds new
      account application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the
      Distributor will act as your agent in buying the shares. Class B, Class
      C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the
      Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.
Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this Prospectus as a "regular business day").
      The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean
      "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of
      Trustees believes accurately reflects the fair value.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the
      Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.
      In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the
      Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be
      "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, the
      Distributor or its designated agent must receive your order, in good order, by the time the NYSE closes that day. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the NYSE and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 p.m.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.
How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.
   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class
      B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of more than $100,000 of Class B shares or $1 million or more of Class C shares from a single investor. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.
      o     Investing  for the Longer  Term.  If you are  investing  less than
      $100,000 for the  longer-term,  for example for  retirement,  and do not expect to need  access to your  money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may  not  be  available  to  Class  B,  Class  C and  Class  N shareholders.  Other  features  may  not be  advisable  (because  of the effect of the  contingent  deferred  sales  charge) for Class B, Class C and Class N shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.
How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

-------------------------------------------------------------------------------
Amount of Purchase         Front-End Sales   Front-End Sales  Concession As a
                             Charge As a       Charge As a
                            Percentage of   Percentage of Net  Percentage of
                            Offering Price   Amount Invested   Offering Price
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Less than $25,000               5.75%             6.10%            4.75%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$25,000 or more but             5.50%             5.82%            4.75%
less than $50,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$50,000 or more but             4.75%             4.99%            4.00%
less than $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$100,000 or more but            3.75%             3.90%            3.00%
less than $250,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$250,000 or more but            2.50%             2.56%            2.00%
less than $500,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$500,000 or more but            2.00%             2.04%            1.60%
less than $1 million
-------------------------------------------------------------------------------

Due to rounding,  the actual sales charge for a particular  transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.
Can You Reduce Class A Sales Charges? You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a
      "Letter of Intent." The Fund reserves the right to modify or to cease offering these programs at any time.
o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class
      B or, Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of Oppenheimer Money
      Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts
      (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

      To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The
      Distributor or intermediary through which you are buying shares will calculate the value of your eligible Oppenheimer fund shares, based on the current offering price, to determine which Class A sales charge rate you qualify for on your current purchase
   o  Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a
      Letter. Your Class A shares of Oppenheimer Money Market Fund or
      Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. You may also be able to apply the Right of Accumulation to these purchases.

      If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares - Letters of Intent" in the Fund's
      Statement of Additional Information for more complete information.
Other Special Sales Charge Arrangements and Waivers. The Fund and the
      Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.
o     Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.
o     Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to "How to Exchange Shares" in this
      Prospectus and in the Statement of Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.

o     Reinvestment Privilege. Within six months of a redemption of certain
      Class A and Class B shares, the proceeds may be reinvested in Class A shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B shares that were subject to a contingent deferred sales charge when redeemed. The investor must ask the Transfer Agent or financial intermediary for that privilege at the time of reinvestment and must identify the account from which the redemption was made.

o     Other Special Reductions and Waivers. The Fund and the Distributor
      offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of investors (primarily retirement plans that purchase shares in special programs through the
      Distributor). These are described in greater detail in Appendix B to the Statement of Additional Information, which may be ordered by calling 800.225.5677 or through the OppenheimerFunds website, at
      www.oppenheimerfunds.com (follow the hyperlinks: "Access Accounts and
      Services" - "Forms & literature" - "Order Literature" - "Statements of
      Additional Information"). A description of these waivers and special sales charge arrangements is also available for viewing on the
      OppenheimerFunds website (follow the hyperlinks: "Research Funds" -
      "Fund Documents" - "View a description . . ."). To receive a waiver or special sales charge rate under these programs, the purchaser must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase, or notify the
      Transfer Agent at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.

o     Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $5 million or more in plan assets. In that case the Distributor may pay from its own resources, at the time of sale, concessions in an amount equal to 0.25% of the purchase price of Class A shares purchased within the first six months of account establishment by those retirement plans to dealers of record, subject to certain exceptions described in "Retirement Plans" in the Statement of Additional
      Information.

      There is also no initial sales charge on purchases of Class A shares of the Fund by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors, insurance companies or recordkeepers. No contingent deferred sales charge is charged upon the redemption of such shares.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or on purchases of Class A shares by certain retirement plans that satisfied certain requirements prior to
      March 1, 2001 ("grandfathered retirement accounts"). However, those
      Class A shares may be subject to a Class A contingent deferred sales charge, as described below. Retirement plans holding shares of
      Oppenheimer funds in an omnibus account(s) for the benefit of plan participants in the name of a fiduciary or financial intermediary
      (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions); or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in  Contingent Deferred Sales Charge on
Which Purchase Order was Accepted  Redemptions in That Year (As % of Amount
                                   Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                              5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                              4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                              3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                              3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                              2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                              1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                        None
-------------------------------------------------------------------------------

In the table,  a "year" is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
      Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See
"Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      Class N shares are sold at net asset value without an initial sales charge. A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares
(other than the time those orders must be received by the Distributor or
Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to
Class Y shares. Instructions for buying, selling, exchanging or transferring
Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25%
      service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor retains the first year's service fee paid by the Fund. After the shares have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers periodically.

Distribution and Service Plans for Class B, Class C and Class N Shares. The
      Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and
      0.25% on Class N shares. The Distributor also receives a service fee of
      0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or
      Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 4.00% of the purchase price. The
      Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      The Distributor normally retains the asset-based sales charge on Class
      C shares during the first year after the purchase of Class C shares.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class N shares is therefore 1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

      For certain group retirement plans held in omnibus accounts, the
      Distributor will pay the full Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase. New group omnibus plans may not purchase Class B shares.

      For Class C shares purchased through the OppenheimerFunds Recordkeeper
      Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase. The Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCorp for providing personal services to the Class C accounts holding those shares.

      In addition, the Manager and the Distributor may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Manager receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.
Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check.
   o  The redemption check is not payable to all shareholders listed on the account statement.
   o  The redemption check is not sent to the address of record on your account statement.
   o  Shares are being transferred to a Fund account with a different owner or name.
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.
Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.
      The minimum redemption you can have sent by wire is $2,500. There is a
      $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
      1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 p.m., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.
Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
      Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?   The   Distributor   has  made
arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers  may  charge for that  service.  If your shares are held in the name of your dealer,  you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix B to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectus of the selected fund must offer the exchange privilege.
   o  When you establish an account, you must hold the shares you buy for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
   o  Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

      You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can
obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time.

      A contingent deferred sales charge (CDSC) is not charged when you exchange shares of the Fund for shares of another Oppenheimer fund. However, if you exchange your shares during the applicable CDSC holding period, the holding period will carry over to the fund shares that you acquire.
Similarly, if you acquire shares of the Fund in exchange for shares of another Oppenheimer fund that are subject to a CDSC holding period, that holding period will carry over to the acquired shares of the Fund. In either of these situations, a CDSC may be imposed if the acquired shares are redeemed before the end of the CDSC holding period that applied to the exchanged shares.

      There are a number of other special conditions and limitations that apply to certain types of exchanges. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.
Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover.
      Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.
Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares for which share certificates have been issued may not be exchanged by telephone or the internet.
Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
      The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the
      Fund's brokerage or administrative expenses might be increased.
      Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
o     Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days, in order to receive that day's net asset value on the exchanged shares. Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received. However, the Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial representative.
o     Limits on Disruptive Activity. The Transfer Agent may, in its
      discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.
o     Exchanges of Client Accounts by Financial Advisers. The Fund and the
      Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the
      Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this
      Prospectus. Further details are provided under "How to Sell Shares."

o     Right to Refuse Exchange and Purchase Orders. The Distributor and/or
      the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.
o     Right to Terminate or Suspend Account Privileges. The Transfer Agent
      may send a written warning to direct shareholders that the Transfer
      Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.
o     Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan, that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or
      "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply.

      While the Fund, the Distributor, the Manager and the Transfer Agent
      encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a financial intermediary. Therefore the Transfer
      Agent might not be able to apply this policy to accounts such as (a)
      accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

      However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the
      Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the
      Transfer Agent and the fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.
Additional Policies and Procedures. The Fund's Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:
o     30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible
      Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.
o     Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
o     Dividend Reinvestments/B Share Conversions. Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
o     Asset Allocation. Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will be subject to the
      30-day limit. However, investment programs by other Oppenheimer
      "funds-of-funds" that entail rebalancing of investments in underlying
      Oppenheimer funds will not be subject to these limits.
o     Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of
      Additional Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
      Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer
      Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer
      Agent may use this information to attempt to verify your identity. The
      Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and pay them annually.
Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.69     $     10.70       $    9.28     $   10.47       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .12 2          (.02)           (.01)         (.04)             -- 3
Net realized and unrealized gain (loss)                  1.86            2.01            1.43         (1.15)            .48
                                                  ----------------------------------------------------------------------------
Total from investment operations                         1.98            1.99            1.42         (1.19)            .48
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.08)             --              --            --            (.01)
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.09)             --              --            --            (.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.58     $     12.69       $   10.70     $    9.28       $   10.47
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                      16.16%          18.60%          15.30%       (11.37)%          4.76%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,844,002     $ 1,213,822       $ 501,277     $ 300,244       $ 119,194
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,490,786     $   892,462       $ 362,221     $ 248,681       $  48,406
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                             0.90%           0.11%          (0.02)%       (0.36)%         (0.11)%
Total expenses                                           1.11% 6         1.17% 6,7       1.23% 6       1.30% 6,7       1.33% 6
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of transfer agent fees less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.31     $     10.47       $    9.15     $   10.40       $   10.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .01 2          (.07)           (.07)         (.06)           (.03)
Net realized and unrealized gain (loss)                  1.80            1.91            1.39         (1.19)            .43
                                                  ---------------------------------------------------------------------------
Total from investment operations                         1.81            1.84            1.32         (1.25)            .40
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --              --              --            --              --
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.01)             --              --            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.11     $     12.31       $   10.47     $    9.15       $   10.40
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      15.17%          17.57%          14.43%       (12.02)%          4.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   434,456     $   366,608       $ 237,002     $ 167,906       $  51,412
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   403,468     $   321,870       $ 187,066     $ 117,801       $  17,362
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.06%          (0.76)%         (0.85)%       (1.11)%         (0.99)%
Total expenses                                           1.95%           2.01%           2.12%         2.05%           2.15%
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 5           N/A 5,6        2.07%          N/A 5,6         N/A 5
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

CLASS C     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.34     $     10.48       $    9.15     $   10.40       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .02 2          (.05)           (.06)         (.06)           (.03)
Net realized and unrealized gain (loss)                  1.81            1.91            1.39         (1.19)            .43
                                                  ----------------------------------------------------------------------------
Total from investment operations                         1.83            1.86            1.33         (1.25)            .40
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --              --              --            --              --
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.01)             --              --            --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.16     $     12.34       $   10.48     $    9.15       $   10.40
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      15.30%          17.75%          14.54%       (12.02)%          4.00%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   448,492     $   348,928       $ 198,180     $ 141,434       $  43,613
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   404,242     $   289,046       $ 159,105     $  97,899       $  16,456
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.16%          (0.63)%         (0.73)%       (1.11)%         (0.98)%
Total expenses                                           1.85% 5         1.89% 5,6       1.95% 5       2.05% 5,6       2.15% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

S
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.56     $     10.62       $    9.23     $   10.45       $    9.84
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .06 2          (.04)           (.03)         (.03)           (.01)
Net realized and unrealized gain (loss)                  1.84            1.98            1.42         (1.19)            .62
                                                  ---------------------------------------------------------------------------
Total from investment operations                         1.90            1.94            1.39         (1.22)            .61
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.05)             --              --            --              --
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.06)             --              --            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.40     $     12.56       $   10.62     $    9.23       $   10.45
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      15.62%          18.27%          15.06%       (11.67)%          6.20%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    58,243     $    33,665       $  13,369     $   5,158       $       8
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    46,600     $    22,846       $   8,524     $   2,026       $       3
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.46%          (0.28)%         (0.30)%       (0.67)%         (0.64)%
Total expenses                                           1.54%           1.62%           1.49%         1.58%           1.57%
Expenses after payments and waivers and
reduction to custodian expenses                          1.53%           1.54%            N/A 5         N/A 5,6         N/A 5
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

CLASS Y     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.86     $     10.79       $    9.31     $   10.48       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .15 2           .05             .02          (.03)            .02
Net realized and unrealized gain (loss)                  1.89            2.02            1.46         (1.14)            .47
                                                  ----------------------------------------------------------------------------
Total from investment operations                         2.04            2.07            1.48         (1.17)            .49
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.13)             --              --            --            (.01)
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.14)             --              --            --            (.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.76     $     12.86       $   10.79     $    9.31       $   10.48
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      16.43%          19.18%          15.90%       (11.16)%          4.94%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    44,303     $     6,589       $   4,428     $   2,696       $       1
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    27,864     $     5,921       $   3,102     $   1,953       $       1
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             1.14%           0.57%           0.44%        (0.07)%          0.35%
Total expenses                                           0.82%           0.67%           0.77%         1.04%         168.30% 5
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 6           N/A 6           N/A 6        1.00%           1.01%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

6. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street Opportunity Fund(R)
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or

                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-10001              The    Fund's    shares    are
distributed by:
PR0731.001.1105                           [logo]              OppenheimerFunds
Distributor, Inc.

Printed on recycled paper

                          APPENDIX TO PROSPECTUS OF
                  OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)

      Graphic material included in the Prospectus of Oppenheimer Main Street
Opportunity Fund(R)(the "Fund") under the heading: "Annual Total Returns
(Class A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each calendar year, for the past five fiscal years, without deducting sales charges or taxes. Set forth below are the relevant data point that will appear on the bar chart:

--------------------------------------------------------------------------------

               Year Ended                         Annual Total Return

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                12/31/01                                 16.14%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                12/31/02                                -16.04%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                12/31/03                                 40.56%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                12/31/04                                 12.66%

--------------------------------------------------------------------------------

Oppenheimer Main Street Opportunity Fund(R)

6803 South Tucson Way, Centennial, Colorado 80112-3924

1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 28, 2005

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 28, 2005. It should be read together with the
Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund

Additional Information about the Fund's Investment Policies and Risks..    2
...............................................The Fund's Investment Policies
2

About Your Account

Financial Information About the Fund

Appendix B: OppenheimerFunds Special Sales Charge Arrangements and Waivers

B-1
                                      42

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager can use in selecting portfolio securities will vary over time. The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goal. It can use some of the special investment techniques and strategies at some times or not at all.

      |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund can focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on or has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

      |_| Over-the-Counter Securities. Securities of small capitalization issuers may be traded on securities exchanges or in the over-the-counter market. The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That can affect the price the Fund is able to obtain when it wants to sell a security.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more. As noted below, the Fund limits its investments in unseasoned small cap issuers.

      |_| ?Rights and Warrants. The Fund can invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |_| Convertible Securities. Convertible securities are preferred stocks or debt securities that are convertible into an issuer's common stock.
Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities)
caused them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible debt fixed-income securities.

      To determine whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following factors:
o     whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
      and
o     the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |_| Preferred Stock. Preferred stock, unlike common stock, has a stated
dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |X| Foreign Securities. The Fund can purchase equity and debt
securities issued or guaranteed by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

         |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments  due to changes in currency rates or  currency  control  regulations  (for  example,  currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in foreign  countries  comparable to those  applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
            U.S.;
o     less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
            taxation,  political,  financial or social  instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |X| Passive Foreign Investment Companies. Some securities of
corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRCss.954.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the
Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its previous fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund can have a portfolio turnover rate of 100% or more.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund can from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement having a maturity beyond seven days that causes more than 10% of its net assets to exceed that limit. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the policies and
procedures established by the Fund's Board of Trustees, the manager determines the liquidity of certain of the Fund's investments. To enable the
Fund to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to value or dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The
Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of
Trustees. These loans are limited to not more than 25% of the value of the
Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The
Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S.
government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund can also pay reasonable finder's, custodian bank and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      The Fund may lend its portfolio securities pursuant to the Securities
Lending Agreement (the "Securities Lending Agreement") with JP Morgan Chase, subject to the restrictions stated in the Prospectus. The Fund will lend such portfolio securities to attempt to increase the Fund's income. Under the
Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the
Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and the
Fund. The Fund will receive, pursuant to the Securities Lending Agreement,
80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested defaults. The Securities Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      |X| Derivatives. The Fund can invest in a variety of derivative investments for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree.

      Other derivative investments the Fund can invest in include
"index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S.
dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use them. However, the Fund is not required to do so in seeking its goal. The Fund may use hedging instruments to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
      o  sell futures contracts,
      o  buy puts on such futures or on securities, or
      o  write covered calls on securities or futures.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
      o  buy futures, or
      o  buy calls on such futures or on securities.

      If the Fund hedges with futures and/or options on futures, it will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      |_| Futures. The Fund can buy and sell futures contracts that relate to
(1) broadly-based stock indices (these are referred to as "stock index futures"), (2) securities indices (these are referred to as "financial futures"), (3) foreign currencies (these are referred to as "forward contracts") and (4) an individual stock ("single stock futures").

      A stock index is used as the basis for trading stock index futures. In some cases these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be deposited with the
Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

      |_| Writing Covered Call Options. The Fund can write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets can be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the
Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any
OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund can also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      |_| Writing Put Options. The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the
Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur an unrealized loss immediately, which would then be realized when the underlying security is sold. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      |_| Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.
The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index of future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.
However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      |_| Buying and Selling Options on Foreign Currencies. The Fund can buy
and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the
Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage concessions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage concession each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those concessions could be higher on a relative basis than the concessions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any additional appreciation in excess of the covered call price if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as
"Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60%
long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the
Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other
         receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:
|_|   high-quality (rated in the top rating categories of
         nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,
|_|   commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top rating category of a nationally recognized rating organization,
|_|   debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by
         Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|   preferred stocks,
|_|   certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      o  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      o  The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or
         instrumentalities or securities of other investment companies.

      o  The Fund cannot make loans except (a) through lending of securities,
         (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

      o  The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the
         Investment Company Act.

      o  The Fund cannot concentrate investments. That means it cannot invest
         25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

      o  The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes.
         However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

      o  The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

      o  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      o  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.
         Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      |X|  Does  the  Fund   Have   Additional   Restrictions   That  Are  Not
"Fundamental" Policies?

The Fund has an additional  operating  policy that is not  "fundamental,"  and which can be changed by the Board of Trustees without shareholder approval:
      o  The  Fund  cannot  invest  in  the  securities  of  other  registered
         investment   companies  or  registered  unit  investment   trusts  in
         reliance  on  sub-paragraph  (F) or (G) of  section  12(d)(1)  of the
         Investment Company Act.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its
Statements of Investments on Form N-Q, which are publicly available at the
SEC. In addition, the top 10 or more holdings are posted on the
OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund Profiles"
section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be
"compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below.
If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:
o     The third-party recipient must first submit a request for release of
      Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
      Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or
Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:
o     Employees of the Fund's Manager, Distributor and Transfer Agent who
      need to have access to such information (as determined by senior officers of such entity),
o     The Fund's certified public accountants and independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:
o     Brokers and dealers in connection with portfolio transactions
      (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

      Portfolio holdings information (which may include information on the
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the
Manager, Distributor, or Transfer Agent, in the following circumstances:
o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Fund and the Manager, Distributor,
and Transfer Agent (the "CCO") shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the
Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons            Fixed Income Securities   Natexis Bleichroeder
ABG Securities                 Fortis Securities         Ned Davis Research
                                                         Group
ABN AMRO                       Fox-Pitt, Kelton          Nomura Securities
Advest                         Friedman, Billing, Ramsey Pacific Crest
AG Edwards                     Fulcrum Global Partners   Pacific Crest
                                                         Securities
American Technology Research   Garp Research             Pacific Growth
                                                         Equities
Auerbach Grayson               George K Baum & Co.       Petrie Parkman
Banc of America Securities     Goldman                   Pictet
Barclays                       Goldman Sachs             Piper Jaffray Inc.
Baseline                       HSBC                      Plexus
Bear Stearns                   HSBC Securities Inc       Prager Sealy & Co.
Belle Haven                    ING Barings               Prudential Securities
Bloomberg                      ISI Group                 Ramirez & Co.
BNP Paribas                    Janney Montgomery         Raymond James
BS Financial Services          Jefferies                 RBC Capital Markets
Buckingham Research Group      Jeffries & Co.            RBC Dain Rauscher
Caris & Co.                    JP Morgan                 Research Direct
CIBC World Markets             JP Morgan Securities      Robert W. Baird
Citigroup                      JPP Eurosecurities        Roosevelt & Cross
Citigroup Global Markets       Keefe, Bruyette & Woods   Russell Mellon
Collins Stewart                Keijser Securities        Ryan Beck & Co.
Craig-Hallum Capital Group LLC Kempen & Co. USA Inc.     Sanford C. Bernstein
Credit Agricole Cheuvreux      Kepler Equities/Julius    Scotia Capital Markets
N.A. Inc.                      Baer Sec
Credit Suisse First Boston     KeyBanc Capital Markets   SG Cowen & Co.
Daiwa Securities               Leerink Swan              SG Cowen Securities
Davy                           Legg Mason                Soleil Securities
                                                         Group
Deutsche Bank                  Lehman                    Standard & Poors
Deutsche Bank Securities       Lehman Brothers           Stone & Youngberg
Dresdner Kleinwort Wasserstein Lipper                    SWS Group
Emmet & Co                     Loop Capital Markets      Taylor Rafferty
Empirical Research             MainFirst Bank AG         Think Equity Partners
Enskilda Securities            Makinson Cowell US Ltd    Thomas Weisel Partners
Essex Capital Markets          Maxcor Financial          UBS
Exane BNP Paribas              Merrill                   Wachovia
Factset                        Merrill Lynch             Wachovia Corp
Fidelity Capital Markets       Midwest Research          Wachovia Securities
Fimat USA Inc.                 Mizuho Securities         Wescott Financial
First Albany                   Morgan Stanley            William Blair

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in June 2000.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y. All classes invest in the same investment portfolio.
Only retirement plans may purchase Class N shares. Only certain institutional investors may purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

       Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's
 Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      Shareholder and Trustee Liability. The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee. The Audit Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the
"Independent Trustees"). The members of the Audit Committee are Edward L.
Cameron (Chairman), George C. Bowen, Robert J. Malone and F. William
Marshall, Jr. The Audit Committee held 7 meetings during the Fund's fiscal year ended July 31, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors").
Other main functions of the Audit Committee, outlined in the Audit Committee
Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the
Manager's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (vi) reviewing the independence of the Fund's independent Auditors; and (vii) pre-approving the provision of any audit and non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the
Manager and certain affiliates of the Manager.

The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam
Freedman and Beverly L. Hamilton. The Review Committee held 6 meetings during the Fund's fiscal year ended July 31, 2005. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the Fund's investment performance as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law.

The Governance Committee is comprised solely of Independent Trustees. The members of the Governance Committee are, Robert J. Malone (Chairman), William
Armstrong, Beverly L. Hamilton and F. William Marshall, Jr. The Governance
Committee held 5 meetings during the Fund's fiscal year ended July 31, 2005.
The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics and the nomination of Trustees, including Independent Trustees. The
Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance
Committee's consideration by mailing such information to the Governance
Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The
Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent Trustees it will recommend to the
Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address below. The
Governance Committee will consider if a different process should be recommended to the Board.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an Independent Trustee. All of the Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as
"Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust II
                                           Oppenheimer   Principal   Protected

Oppenheimer Capital Income Fund            Trust III
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund

                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Equity Fund, Inc.              Fund

Oppenheimer High Yield Fund                Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                Oppenheimer Variable Account Funds
Oppenheimer International Bond  Fund       Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund

                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the
Distributor.

      Messrs. Gillespie, Monoyios, Murphy, Petersen, Vandehey, Vottiero,
Wixted, Zack and Zavanelli and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board II Funds.
As of October 31, 2005 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the
Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II
Funds. In addition, none of the Independent Trustees (nor any of their immediate family members) own securities of either the Manager or the
Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board
II Funds.

      Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each
Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------
                                    Independent Trustees
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Name, Position(s)    Principal Occupation(s) During the Past 5         Dollar     Aggregate
                                                                                   Dollar
                                                                                  Range of

                                                                                   Shares
                                                                      Range of   Beneficially
                                                                       Shares     Owned in

with the Fund,       Years; Other Trusteeships/Directorships Held;  Beneficially     All
Length of Service,   Number of Portfolios in the Fund Complex         Owned in   Supervised
Age                  Currently Overseen                               the Fund      Funds

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                                    As of December 31, 2004
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

William L.           Chairman of the following private mortgage     Over $100,000 Over
Armstrong,           banking companies: Cherry Creek Mortgage                     $100,000
Chairman of the      Company (since 1991), Centennial State
Board of Trustees    Mortgage Company (since 1994), and The El
since 2003, Trustee  Paso Mortgage Company (since 1993); Chairman
since 2000           of the following private companies:
Age: 68              Ambassador Media Corporation (since 1984) and
                     Broadway Ventures (since 1984); Director of
                     the following: Helmerich & Payne, Inc. (oil
                     and gas drilling/production company) (since
                     1992), Campus Crusade for Christ (since 1991)
                     and The Lynde and Harry Bradley Foundation,
                     Inc. (non-profit organization) (since 2002);
                     former Chairman of the following: Transland
                     Financial Services, Inc. (private mortgage
                     banking company) (1997-2003), Great Frontier
                     Insurance (insurance agency) (1995-2000),
                     Frontier Real Estate, Inc. (residential real
                     estate brokerage) (1994-2000) and Frontier
                     Title (title insurance agency) (1995-2000);
                     former Director of the following:
                     UNUMProvident (insurance company)
                     (1991-2004), Storage Technology Corporation
                     (computer equipment company) (1991-2003) and
                     International Family Entertainment
                     (television channel) (1992-1997); U.S.
                     Senator (January 1979-January 1991). Oversees
                     38 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Robert G. Avis,      Director and President of A.G. Edwards         Over $100,000 Over
Trustee since 2000   Capital, Inc. (General Partner of private                    $100,000
Age: 74              equity funds) (until February 2001);
                     Chairman, President and Chief Executive
                     Officer of A.G. Edwards Capital, Inc. (until
                     March 2000); Director of A.G. Edwards & Sons,
                     Inc. (brokerage company) (until 2000) and
                     A.G. Edwards Trust Company (investment
                     adviser) (until 2000); Vice Chairman and
                     Director of A.G. Edwards, Inc. (until March
                     1999); Vice Chairman of A.G. Edwards & Sons,
                     Inc. (until March 1999); Chairman of A.G.
                     Edwards Trust Company (until March 1999) and
                     A.G.E. Asset Management (investment adviser)
                     (until March 1999). Oversees 38 portfolios in
                     the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

George C. Bowen,     Assistant Secretary and Director of            Over $100,000 Over
Trustee since 2000   Centennial Asset Management Corporation                      $100,000
Age: 69              (December 1991-April 1999); President,
                     Treasurer and Director of Centennial Capital
                     Corporation (June 1989-April 1999); Chief
                     Executive Officer and Director of MultiSource
                     Services, Inc. (March 1996-April 1999); Mr.
                     Bowen held several positions with the Manager
                     and with subsidiary or affiliated companies
                     of the Manager (September 1987-April 1999).
                     Oversees 38 portfolios in the
                     OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Edward L. Cameron,   Member of The Life Guard of Mount Vernon       None          Over
Trustee since 2000   (George Washington historical site) (since                   $100,000
Age: 67              June 2000); Director of Genetic ID, Inc.
                     (biotech company) (March 2001-May 2002);
                     Partner at PricewaterhouseCoopers LLP
                     (accounting firm) (July 1974-June 1999);
                     Chairman of Price Waterhouse LLP Global
                     Investment Management Industry Services Group
                     (July 1994-June 1998). Oversees 38 portfolios
                     in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Jon S. Fossel,       Director of UNUMProvident (insurance company)  None          Over
Trustee since 2000   (since June 2002); Director of Northwestern                  $100,000
Age: 63              Energy Corp. (public utility corporation)
                     (since November 2004); Director of P.R.
                     Pharmaceuticals (October 1999-October 2003);
                     Director of Rocky Mountain Elk Foundation
                     (non-profit organization) (February
                     1998-February 2003); Chairman and Director
                     (until October 1996) and President and Chief
                     Executive Officer (until October 1995) of the
                     Manager; President, Chief Executive Officer
                     and Director of the following: Oppenheimer
                     Acquisition Corp. ("OAC") (parent holding
                     company of the Manager), Shareholders
                     Services, Inc. and Shareholder Financial
                     Services, Inc. (until October 1995). Oversees
                     38 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Sam Freedman,        Director of Colorado Uplift (charitable        Over $100,000 Over
Trustee since 2000   organization) (since September 1984). Mr.                    $100,000
Age: 65              Freedman held several positions with the
                     Manager and with subsidiary or affiliated
                     companies of the Manager (until October
                     1994). Oversees 38 portfolios in the
                     OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Beverly L. Hamilton, Trustee of Monterey Institute for              Over $100,000 Over
Trustee since 2002   International Studies (educational                           $100,000
Age: 59              organization) (since February 2000); Director
                     of The California Endowment (philanthropic
                     organization) (since April 2002); Director of
                     Community Hospital of Monterey Peninsula
                     (since February 2002); Director of American
                     Funds' Emerging Markets Growth Fund, Inc.
                     (mutual fund) (since October 1991); President
                     of ARCO Investment Management Company
                     (February 1991-April 2000); Member of the
                     investment committees of The Rockefeller
                     Foundation and The University of Michigan;
                     Advisor at Credit Suisse First Boston's
                     Sprout venture capital unit (venture capital
                     fund) (1994-January 2005); Trustee of
                     MassMutual Institutional Funds (investment
                     company) (1996-June 2004); Trustee of MML
                     Series Investment Fund (investment company)
                     (April 1989-June 2004); Member of the
                     investment committee of Hartford Hospital
                     (2000-2003); and Advisor to Unilever
                     (Holland) pension fund (2000-2003). Oversees
                     38 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Robert J. Malone,    Director of Jones International University     Over $100,000 Over
Trustee since 2002   (educational organization) (since August                     $100,000
Age: 61              2005); Chairman, Chief Executive Officer and
                     Director of Steele Street State Bank
                     (commercial banking) (since August 2003);
                     Director of Colorado UpLIFT (charitable
                     organization) (since 1986); Trustee of the
                     Gallagher Family Foundation (non-profit
                     organization) (since 2000); Former Chairman
                     of U.S. Bank-Colorado (subsidiary of U.S.
                     Bancorp and formerly Colorado National Bank)
                     (July 1996-April 1999); Director of
                     Commercial Assets, Inc. (real estate
                     investment trust) (1993-2000); Director of
                     Jones Knowledge, Inc. (2001-July 2004); and
                     Director of U.S. Exploration, Inc. (oil and
                     gas exploration) (1997-February 2004).
                     Oversees 38 portfolios in the
                     OppenheimerFunds complex.

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

F. William           Trustee of MassMutual Select Funds (formerly   Over $100,000 Over
Marshall, Jr.,       MassMutual Institutional Funds) (investment                  $100,000
Trustee since 2000   company) (since 1996) and MML Series
Age: 63              Investment Fund (investment company) (since
                     1996), the Springfield Library and Museum
                     Association (museums) (since 1995) and the
                     Community Music School of Springfield (music
                     school) (since 1996); Chairman and Trustee
                     (since 2003) and Chairman of the Investment
                     Committee (since 1994) of the Worcester
                     Polytech Institute (private university);
                     President and Treasurer of the SIS Funds
                     (private charitable fund) (since January
                     1999); Chairman of SIS & Family Bank, F.S.B.
                     (formerly SIS Bank) (commercial bank)
                     (January 1999-July 1999); Member of the
                     Investment Committee of the Community
                     Foundation of Western Massachusetts
                     (1998-2003); and Executive Vice President of
                     Peoples Heritage Financial Group, Inc.
                     (commercial bank) (January 1999-July 1999).
                     Oversees 40 portfolios in the
                     OppenheimerFunds complex.*

---------------------------------------------------------------------------------------------

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a
Trustee for an indefinite term and as an officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested
Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Trustee of the Fund and the other Board
II Funds (defined below) for which he is a director or trustee.

--------------------------------------------------------------------------------------------
                              Interested Trustee and Officer
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

Name, Position(s)    Principal Occupation(s) During the Past 5        Dollar     Aggregate

                                                                                  Dollar
                                                                                 Range Of
                                                                                  Shares
                                                                     Range of   Beneficially
                                                                      Shares     Owned in

Held with the Fund,  Years; Other Trusteeships/Directorships Held;  Beneficially    All
Length of Service,   Number of Portfolios in the Fund Complex        Owned in   Supervised
Age                  Currently Overseen                              the Fund      Funds

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                                                    As of December 31, 2004
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

John V. Murphy,      Chairman, Chief Executive Officer and          Over        Over
President and        Director (since June 2001) and President       $100,000    $100,000
Trustee since 2001   (since September 2000) of the Manager;
Age: 56              President and director or trustee of other
                     Oppenheimer funds; President and Director of
                     OAC and of Oppenheimer Partnership Holdings,
                     Inc. (holding company subsidiary of the
                     Manager) (since July 2001); Director of
                     OppenheimerFunds Distributor, Inc.
                     (subsidiary of the Manager) (since November
                     2001); Chairman and Director of Shareholder
                     Services, Inc. and of Shareholder Financial
                     Services, Inc. (transfer agent subsidiaries
                     of the Manager) (since July 2001); President
                     and Director of OppenheimerFunds Legacy
                     Program (charitable trust program established
                     by the Manager) (since July 2001); Director
                     of the following investment advisory
                     subsidiaries of the Manager: OFI
                     Institutional Asset Management, Inc.,
                     Centennial Asset Management Corporation,
                     Trinity Investment Management Corporation and
                     Tremont Capital Management, Inc. (since
                     November 2001), HarbourView Asset Management
                     Corporation and OFI Private Investments, Inc.
                     (since July 2001); President (since November
                     2001) and Director (since July 2001) of
                     Oppenheimer Real Asset Management, Inc.;
                     Executive Vice President of Massachusetts
                     Mutual Life Insurance Company (OAC's parent
                     company) (since February 1997); Director of
                     DLB Acquisition Corporation (holding company
                     parent of Babson Capital Management LLC)
                     (since June 1995); Member of the Investment
                     Company Institute's Board of Governors (since
                     October 3, 2003); Chief Operating Officer of
                     the Manager (September 2000-June 2001);
                     President and Trustee of MML Series
                     Investment Fund and MassMutual Select Funds
                     (open-end investment companies) (November
                     1999-November 2001); Director of C.M. Life
                     Insurance Company (September 1999-August
                     2000); President, Chief Executive Officer and
                     Director of MML Bay State Life Insurance
                     Company (September 1999-August 2000);
                     Director of Emerald Isle Bancorp and Hibernia
                     Savings Bank (wholly-owned subsidiary of
                     Emerald Isle Bancorp) (June 1989-June 1998).
                     Oversees 77 portfolios as an officer and
                     director or trustee and 10 additional
                     portfolios as an officer in the
                     OppenheimerFunds complex.

--------------------------------------------------------------------------------------------

     The addresses of the officers in the chart below are as follows: for
Messrs. Gillespie, Monoyios and Zavanelli and Ms. Bloomberg, Two World
Financial Center, 225 Liberty Street, New York, New York 10281-1008, for
Messrs. Petersen, Vandehey, Vottiero, and Wixted and Ms. Ives, 6803 S. Tucson
Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement death or removal.

   ----------------------------------------------------------------------------------------

                                 Other Officers of the Fund

   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------

   Name, Position(s)      Principal Occupation(s) During Past 5 Years
   Held with the Fund,
   Length of Service, Age

   ----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Nikolaos D. Monoyios,  Senior Vice President of the Manager since October 2003; a
Vice President and     Certified Financial Analyst. Formerly Vice President of the
Portfolio Manager      Manager (April 1998-September 2003). An officer of 6 portfolios

since 2000             in the OppenheimerFunds complex.
Age: 56
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Mark Zavanelli,        Vice President of the Manager since November 2000; a Chartered
Vice President and     Financial Analyst; an officer of 3 portfolios in the
Portfolio Manager      OppenheimerFunds complex. Prior to joining the Manager in May
since 2000             1998 he was President of Waterside Capital Management, a
Age: 35                registered investment advisor (August 1995 - April 1998).

----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------
   Mark S. Vandehey,      Senior Vice President and Chief Compliance Officer of the

   Vice President and     Manager (since March 2004); Vice President of OppenheimerFunds
   Chief Compliance       Distributor, Inc., Centennial Asset Management Corporation and
   Officer since 2004     Shareholder Services, Inc. (since June 1983); Vice President
   Age: 55                and Director of Internal Audit of the Manager (1997-February
                          2004). An officer of 87 portfolios in the OppenheimerFunds complex.

   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------

   Brian W. Wixted,       Senior Vice President and Treasurer of the Manager (since March
   Treasurer since 2000   1999); Treasurer of the following: HarbourView Asset Management
   Age: 46                Corporation, Shareholder Financial Services, Inc., Shareholder
                          Services, Inc., Oppenheimer Real Asset Management Corporation,
                          and Oppenheimer Partnership Holdings, Inc. (since March 1999),
                          OFI Private Investments, Inc. (since March 2000),
                          OppenheimerFunds International Ltd. and OppenheimerFunds plc
                          (since May 2000), OFI Institutional Asset Management, Inc.
                          (since November 2000), and OppenheimerFunds Legacy Program
                          (since June 2003); Treasurer and Chief Financial Officer of OFI
                          Trust Company (trust company subsidiary of the Manager) (since
                          May 2000); Assistant Treasurer of the following: OAC (since
                          March 1999), Centennial Asset Management Corporation (March
                          1999-October 2003) and OppenheimerFunds Legacy Program (April
                          2000-June 2003); Principal and Chief Operating Officer of
                          Bankers Trust Company-Mutual Fund Services Division (March
                          1995-March 1999). An officer of 87 portfolios in the
                          OppenheimerFunds complex.

   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------
   Brian Petersen,        Assistant Vice President of the Manager (since August 2002);
   Assistant Treasurer    Manager/Financial Product Accounting of the Manager (November

   since 2004             1998-July 2002). An officer of 87 portfolios in the
   Age: 35                OppenheimerFunds complex.

   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------

   Philip F. Vottiero,    Vice President/Fund Accounting of the Manager (since March
   Assistant Treasurer    2002); Vice President/Corporate Accounting of the Manager (July
   since 2002             1999-March 2002); Chief Financial Officer of Sovlink
   Age: 42                Corporation (April 1996-June 1999). An officer of 87 portfolios in the OppenheimerFunds complex.
   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------

   Robert G. Zack,        Executive Vice President (since January 2004) and General
   Secretary since 2001   Counsel (since March 2002) of the Manager; General Counsel and
   Age: 57                Director of the Distributor (since December 2001); General
                          Counsel of Centennial Asset Management Corporation (since
                          December 2001); Senior Vice President and General Counsel of
                          HarbourView Asset Management Corporation (since December 2001);
                          Secretary and General Counsel of OAC (since November 2001);
                          Assistant Secretary (since September 1997) and Director (since
                          November 2001) of OppenheimerFunds International Ltd. and
                          OppenheimerFunds plc; Vice President and Director of
                          Oppenheimer Partnership Holdings, Inc. (since December 2002);
                          Director of Oppenheimer Real Asset Management, Inc. (since
                          November 2001); Senior Vice President, General Counsel and
                          Director of Shareholder Financial Services, Inc. and
                          Shareholder Services, Inc. (since December 2001); Senior Vice
                          President, General Counsel and Director of OFI Private
                          Investments, Inc. and OFI Trust Company (since November 2001);
                          Vice President of OppenheimerFunds Legacy Program (since June
                          2003); Senior Vice President and General Counsel of OFI
                          Institutional Asset Management, Inc. (since November 2001);
                          Director of OppenheimerFunds (Asia) Limited (since December
                          2003); Senior Vice President (May 1985-December 2003), Acting
                          General Counsel (November 2001-February 2002) and Associate
                          General Counsel (May 1981-October 2001) of the Manager;
                          Assistant Secretary of the following: Shareholder Services,
                          Inc. (May 1985-November 2001), Shareholder Financial Services,
                          Inc. (November 1989-November 2001), and OppenheimerFunds
                          International Ltd. (September 1997-November 2001). An officer of 87 portfolios in the OppenheimerFunds complex.

   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------

   Lisa I. Bloomberg,     Vice President and Associate Counsel of the Manager (since May
   Assistant Secretary    2004); First Vice President (April 2001-April 2004), Associate
   since 2004             General Counsel (December 2000-April 2004), Corporate Vice
   Age: 37                President (May 1999-April 2001) and Assistant General Counsel
                          (May 1999-December 2000) of UBS Financial Services Inc.
                          (formerly, PaineWebber Incorporated). An officer of 87
                          portfolios in the OppenheimerFunds complex.

   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------

   Kathleen T. Ives,      Vice President (since June 1998) and Senior Counsel and
   Assistant Secretary    Assistant Secretary (since October 2003) of the Manager; Vice
   since 2001             President (since 1999) and Assistant Secretary (since October
   Age: 40                2003) of the Distributor; Assistant Secretary of Centennial
                          Asset Management Corporation (since October 2003); Vice
                          President and Assistant Secretary of Shareholder Services, Inc.
                          (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                          Program and Shareholder Financial Services, Inc. (since
                          December 2001); Assistant Counsel of the Manager (August
                          1994-October 2003). An officer of 87 portfolios in the
                          OppenheimerFunds complex.

   ----------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------

   Phillip S. Gillespie,  Senior Vice President and Deputy General Counsel of the Manager
   Assistant Secretary    (since September 2004); First Vice President (2000-September
   since 2004             2004), Director (2000-September 2004) and Vice President
   Age: 41                (1998-2000) of Merrill Lynch Investment Management. An officer of 87 portfolios in the OppenheimerFunds complex.

   ----------------------------------------------------------------------------------------

      Remuneration of Trustees. The Trustees of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. The Independent
Trustees received the compensation shown below from the Fund for serving as a
Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended July 31, 2005. The total compensation, including accrued retirement benefits, from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable)
of the boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2004.

---------------------------------------------------------------------------------
Trustee Name and Other Fund    Aggregate Compensation   Total Compensation From
Position(s) (as applicable)         from Fund(1)         Fund and Fund Complex
                                                                Paid(2)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Armstrong                   $5,810                  $178,000

Chairman of the Board of
Trustees and
Governance Committee Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Avis                         $3,869                  $118,500
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Bowen                           $3,869                  $118,500
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward L. Cameron                      $4,439                  $136,000
Audit Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jon S. Fossel                          $4,439                  $136,000
Review Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sam Freedman                           $3,839                  $118,500
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Beverly Hamilton(2)                  $3,891(3)                $152,355(5)

Review Committee Member and
Governance Committee Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Malone

Audit Committee Member and           $4,425(4)                 $121,726
Governance Committee Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
F. William Marshall, Jr.               $3,869                 $167,500(6)

Audit Committee Member and
Governance Committee Member

---------------------------------------------------------------------------------

"Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
In accordance with SEC regulations, for purposes of this section only, "Fund
   Complex" includes the Oppenheimer funds, the MassMutual Institutional
   Funds, the MassMutual Select Funds and the MML Series Investment Fund, the
   investment adviser for which is the indirect parent company of the Fund's
   Manager. The Manager also serves as the Sub-Advisor to the following:
   MassMutual Premier International Equity Fund, MassMutual Premier Main
   Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier
   Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager
   does not consider MassMutual Institutional Funds, MassMutual Select Funds
   and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund
   Complex" as that term may be otherwise interpreted.

Includes $3,891 deferred by Ms. Hamilton under the "Deferred Compensation
   Plan" described below.
Includes $4,425 deferred by Mr. Malone under the "Deferred Compensation Plan"
   described below.

Includes $36,654 deferred by Ms. Hamilton under a deferred compensation plan for serving as a Trustee for MassMutual Institutional Funds and MML Series
   Investment Fund (until June 30, 2004).

Includes $49,000 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

      Deferred Compensation Plan For Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred compensation account.

      Major Shareholders. As of October 31, 2005, the only persons or entities who owned of record or were known by the Fund to own beneficially 5%
or more of any class of the Fund's outstanding shares were:

      Charles Schwab & Co Inc, Special Custody Acct for the Exclusive Benefit
      of Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco,
      CA 94104-4122 owned 7,494,196.816 Class A shares (5.35% of the Class A shares then outstanding).

      Oppenheimer Portfolio Series Active Allocation, Attn: FPA Trade Settle
      (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924 owned
      1,103,964.726 Class Y shares (25.45% of the Class Y shares then outstanding).

      Oregon College Savings Plan Aggressive Portfolio, c/o OppenheimerFunds,
      Inc., Attn: Amy Sullivan, P.O. Box 5270, Denver, CO 80217-5270, owned
      775,538.408 Class Y shares (17.87% of the Class Y shares then outstanding).

      Taynik & Co., c/o Investors Bank & Trust, FPG90, P.O. Box 9130, Boston,
      Ma 02117-9130 owned 650,673.866 Class Y shares (15.00% of the Class Y shares then outstanding).

      Oregon College Savings Plan Moderate Portfolio, c/o OppenheimerFunds,
      Inc., Attn: Amy Sullivan, P.O. Box 5270, Denver, CO 80217-5270, owned
      637,543.677 Class Y shares (24.10% of the Class Y shares then outstanding).

      Oppenheimer Portfolio Series Moderate Investor, Attn: FPA Trade Settle
      (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, owned
      428,969.047 Class Y shares (9.88% of the Class Y shares then outstanding).

      Oppenheimer Portfolio Series Aggressive Investor, Attn: FPA Trade
      Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, owned
      314,587.601 Class Y shares (7.25% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

      |X| Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and the Manager where a directly-controlled affiliate of the Manager manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's
Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     In general, the Fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
      The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the
SEC's website at www.sec.gov.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.
The management fees paid by the Fund to the Manager during its last three fiscal years were:

--------------------------------------------------------------------------------
      Fiscal Year Ended 7/31:        Management Fees Paid to OppenheimerFunds,
                                                       Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               2003                                 $5,094,428
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               2004                                 $10,024,907
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               2005                                 $15,047,809
--------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the investment advisory agreement relates.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and
"Main Street" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" and "Main Street" as part of its name.

 Portfolio Managers. The Fund's portfolio is managed by Nikolaos D. Monoyios and Mark Zavanelli (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers"). They are the persons who are responsible for the day-to-day management of the Fund's investments.

      |X| Other Accounts Managed. In addition to managing the Fund's
investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information, as of July 31, 2005, regarding the other portfolios managed by each Portfolio Manager. No account has a performance-based advisory fee:

Portfolio Manager   RegistereTotal      Other     Total      Other   Total
                                                  Assets in
                             Assets in            Other
                             Registered Pooled    Pooled              Assets
                    InvestmenInvestment InvestmentInvestment         in Other
                    CompaniesCompanies  Vehicles  Vehicles   AccountsAccounts
                    Managed   Managed*   Managed   Managed*  Managed  Managed
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Nikolaos D.           11                   1        $20.6      4      $74.9*
 Monoyios                      $22,835.8

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Mark Zavanelli        3       $6,194.6   None        None      2     $342.5**
* In millions.
** In thousands.

      As indicated above, each of the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

      |X| Compensation of the Portfolio Managers. The Fund's Portfolio
Managers are employed and compensated by the Manager, not the Fund. Under the
Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of
July 31, 2005, each Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent.
The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the
Fund is Lipper - Multi Cap Core Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio
Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the
Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

      |X| Ownership of Fund Shares. As of July 31, 2005 each Portfolio
Manager beneficially owned shares of the Fund as follows:

                                      Range of Shares Beneficially
                                           Owned in the Fund
                 --------------------------------------------------
                 --------------------------------------------------

                 Nikolaos D. Monoyios     $100,001 - $500,000

                 --------------------------------------------------
                 --------------------------------------------------

                 Mark Zavanelli            $50,001 - $100,000

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the
Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the
Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated concession, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------------------------
  Fiscal Year Ended 7/31:     Total Brokerage Commissions Paid by the Fund(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            2003                                 $4,776,851
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            2004                                 $9,335,561
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            2005                               $7,612.704(2)
--------------------------------------------------------------------------------

1. Amounts do not include spreads or commissions on principal  transactions on a net trade basis.
2. In the fiscal year ended 7/31/05,  the amount of  transactions  directed to brokers for research  services was  $125,842,727 and amount of the commissions paid to broker-dealers for those services was $127,077.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

------------------------------------------------
    Fiscal        Aggregate         Class A
                                   Front-End
     Year         Front-End      Sales Charges
    Ended      Sales Charges on   Retained by
    7/31:       Class A Shares  Distributor(1)
------------------------------------------------
------------------------------------------------
     2003         $1,461,338       $421,853
------------------------------------------------
------------------------------------------------
     2004         $4,395,206      $1,242,598
------------------------------------------------
------------------------------------------------
     2005         $4,296,391      $1,232,937
------------------------------------------------
1.  Includes  amounts  retained by a  broker-dealer  that is an affiliate or a parent of the Distributor.

-------------------------------------------------------------------------------
    Fiscal      Concessions on  Concessions on  Concessions on   Concessions
                                                                  on Class N
     Year       Class A Shares  Class B Shares  Class C Shares      Shares
    Ended        Advanced by      Advanced by     Advanced by    Advanced by
    7/31:       Distributor(1)  Distributor(1)  Distributor(1)  Distributor(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     2003          $52,085        $1,971,274       $502,343        $46,862
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     2004          $130,734       $3,251,057      $1,089,476       $133,912
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     2005          $145,496        2,308.377       $797,486        $150,401
-------------------------------------------------------------------------------
1. The Distributor  advances concession  payments to financial  intermediaries for  certain  sales of Class A shares  and for  sales of Class B,  Class C and
Class N shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
 Fiscal Year       Class A          Class B         Class C        Class N
                  Contingent      Contingent      Contingent      Contingent
                Deferred Sales  Deferred Sales  Deferred Sales     Deferred
                   Charges          Charges         Charges     Sales Charges

                 Retained by      Retained by     Retained by    Retained by
 Ended 7/31:     Distributor      Distributor     Distributor    Distributor

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     2003          $11,171         $514,149         $40,371         $8,593
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     2004           $1,069         $460,471         $31,687        $19,491
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     2005           $4,511         $703,509         $65,992        $24,968
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings. The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed. In their sole discretion, the Manager and/or the Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

    While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

    Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

      |X| Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended July 31, 2005 payments under the Class A plan totaled $3,686,295, of which $3,654 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $117,890 paid to an affiliate of the Distributor's parent company.
Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any quarter cannot be recovered in subsequent periods. The
Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class N Distribution and Service Plan Fees.
Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide for the service fee are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class
N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

-------------------------------------------------------------------------------

 Distribution Fees Paid to the Distributor for the Fiscal Year Ended 7/31/05

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class                Total         Amount       Distributor's   Distributor's
                                                  Aggregate      Unreimbursed
                                                Unreimbursed    Expenses as %
                   Payments     Retained by       Expenses      of Net Assets
                  Under Plan    Distributor      Under Plan        of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan      $4,025,589   $3,211,554(1)     $6,256,957         1.44%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan      $4,033,695   $1,029,152(2)     $3,582,059         0.80%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $232,388     $148,713(3)       $661,093          1.14%
-------------------------------------------------------------------------------
1. Includes $48,719 paid to an affiliate of the Distributor's parent company.
2. Includes $81,361 paid to an affiliate of the Distributor's parent company.
3. Includes $6,520 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
   o  Total returns measure the performance of a hypothetical account in the
      Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
   o  The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
   o  An investment in the Fund is not insured by the FDIC or any other government agency.
   o  The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
   o  When an investor's shares are redeemed, they may be worth more or less than their original cost.
   o  Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares), are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

      o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------
      o Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD 1/n    - 1= Average Annual Total Return (After Taxes on
            Distributions)
 P

      o Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on
Fund distributions and on the redemption of Fund shares, according to the following formula:

             - 1= Average Annual Total Return (After Taxes on
ATVDR 1/n    Distributions and Redemption)

 P

      o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------
      o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

------------------------------------------------------------------------------
           The Fund's Total Returns for the Periods Ended 7/31/05
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class of    Cumulative Total            Average Annual Total Returns
                Returns
          (10 years or life of
                 class,
Shares          if less)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                       1-Year                 5-Year
                                                       (or life of class, if
                                                               less)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
            After     Without     After     Without      After      Without
            Sales      Sales      Sales      Sales       Sales       Sales
           Charge      Charge     Charge     Charge     Charge      Charge
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A   39.01%(1)  47.49%(1)    9.48%      16.16%    7.03%(1)    8.34%(1)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B   39.78%(2)  41.78%(2)    10.17%     15.17%    7.15%(2)    7.46%(2)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C   42.29%(3)  42.29%(3)    14.30%     15.30%    7.54%(3)    7.54%(3)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N   47.59%(4)  47.59%(4)    14.62%     15.62%    9.21%(4)    9.21%(4)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class Y   49.92%(5)  49.92%(5)    16.43%     16.43%    8.71%(5)    8.71%(5)
------------------------------------------------------------------------------

1. Inception of Class A: 09/25/00.
2. Inception of Class B: 09/25/00.
3. Inception of Class C: 09/25/00.
4. Inception of Class N: 03/01/01.
5. Inception of Class Y: 09/25/00.

-------------------------------------------------------------------
         Average Annual Total Returns for Class A Shares
        (After Sales Charge) For the Periods Ended 7/31/05
-------------------------------------------------------------------
-------------------------------------------------------------------
                                1-Year              5-Year
                                              (or life of class)
-------------------------------------------------------------------
-------------------------------------------------------------------
After Taxes on                   7.75%             6.67%(1)
Distributions
-------------------------------------------------------------------
-------------------------------------------------------------------
After Taxes on                   7.29%             5.96%(1)
Distributions and
Redemption of Fund Shares
-------------------------------------------------------------------

1. Inception of Class A: 09/25/00.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper").
Lipper is a widely-recognized independent mutual fund monitoring service.
Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.
Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among the Large Blend category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time, the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

      When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the
Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix B to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals          Oppenheimer  Main  Street  Opportunity
                                         Fund
Oppenheimer AMT-Free New York Municipals Oppenheimer Main Street Small Cap Fund
Oppenheimer Balanced Fund                Oppenheimer MidCap Fund
Oppenheimer Core Bond Fund               Oppenheimer New Jersey Municipal Fund

                                         Oppenheimer   Pennsylvania   Municipal

Oppenheimer California Municipal Fund    Fund
Oppenheimer Capital Appreciation Fund    Oppenheimer Portfolio Series:
Oppenheimer Capital Income Fund              Active Allocation Fund
Oppenheimer Champion Income Fund             Aggressive Investor Fund
Oppenheimer Convertible Securities Fund      Conservative Investor Fund
Oppenheimer Developing Markets Fund          Moderate Investor Fund

                                         Oppenheimer  Principal  Protected Main
Oppenheimer Disciplined Allocation Fund  Street Fund
                                         Oppenheimer  Principal  Protected Main
Oppenheimer Discovery Fund               Street Fund II
                                         Oppenheimer  Principal  Protected Main
Oppenheimer Dividend Growth Fund         Street Fund III
Oppenheimer Emerging Growth Fund         Oppenheimer Quest Balanced Fund
                                         Oppenheimer  Quest Capital Value Fund,
Oppenheimer Emerging Technologies Fund   Inc.
                                         Oppenheimer Quest  International Value
Oppenheimer Enterprise Fund              Fund, Inc.
                                         Oppenheimer  Quest  Opportunity  Value
Oppenheimer Equity Fund, Inc.            Fund
Oppenheimer Global Fund                  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Opportunities Fund    Oppenheimer Real Asset Fund
Oppenheimer Gold & Special Minerals Fund Oppenheimer Real Estate Fund
                                         Oppenheimer     Rochester     National

Oppenheimer Growth Fund                  Municipals
Oppenheimer High Yield Fund              Oppenheimer Select Value Fund
Oppenheimer International Bond Fund      Oppenheimer Senior Floating Rate Fund
Oppenheimer   International  Diversified Oppenheimer  Small- & Mid-  Cap  Value
Fund                                     Fund
Oppenheimer International Growth Fund    Oppenheimer Strategic Income Fund
Oppenheimer  International Small Company
Fund                                     Oppenheimer Total Return Bond Fund
Oppenheimer International Value Fund     Oppenheimer U.S. Government Trust
Oppenheimer   Limited  Term   California
Municipal Fund                           Oppenheimer Value Fund
Oppenheimer Limited-Term Government Fund Limited-Term New York Municipal Fund
Oppenheimer Limited Term Municipal Fund  Rochester Fund Municipals
Oppenheimer Main Street Fund
And the following money market funds:

Oppenheimer Cash Reserves                Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.      Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class
A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter.
Class A shares of Oppenheimer Money Market Fund and Oppenheimer Cash Reserves
on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

      |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

o     to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,

o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class
         A shares the new account balance may become subject to the Minimum
         Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
         Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
         Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan
         programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
      o  Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
         are valued as follows:
         (1)      if last sale information is regularly reported, they are
            valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
         (2)      if last sale information is not available on a valuation
            date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing
            "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
      o  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
            Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"
         prices determined by a portfolio pricing service approved by the
         Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
         "asked" prices determined by a pricing service approved by the
         Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
         readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the
         "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at
4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix B to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer Money Market Fund, Inc.
   Oppenheimer AMT-Free Municipals           Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free New York             Oppenheimer Principal Protected Main
   Municipals                                Street Fund II
   Oppenheimer California Municipal Fund     Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Limited Term California       Oppenheimer Senior Floating Rate Fund
   Municipal Fund
   Oppenheimer Limited Term Municipal        Rochester Fund Municipals
   Fund

   The following funds do not offer Class Y shares:

   Limited Term New York Municipal Fund     Oppenheimer Limited Term California
                                            Municipal Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main

                                            Street Fund

   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Dividend Growth Fund         Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Total Return Bond Fund

     o  Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares. o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.

     o Class B and Class C shares of  Oppenheimer  Cash  Reserves are  generally available  only by exchange  from the same class of shares of other  Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

     o  Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
exchanged only for Class A shares of other  Oppenheimer  funds.  They may not be acquired  by  exchange  of shares of any  class of any other  Oppenheimer  funds except  Class A shares of  Oppenheimer  Money  Market Fund or  Oppenheimer  Cash
Reserves acquired by exchange of Class M shares.

     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money  market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a sales  charge upon  payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

        o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment trust for which reinvestment  arrangements  have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

 o Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at
net  asset  value  for  shares  of  any  of  the  Oppenheimer  funds.   However,
shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of  Oppenheimer  Principal  Protected  Main  Street  Fund until after the expiration of the warranty period (8/5/2010).  o Shares of Oppenheimer Principal
Protected  Main Street Fund II may be exchanged at net asset value for shares of any of the  Oppenheimer  funds.  However,  shareholders  are  not  permitted  to exchange shares of other Oppenheimer  funds for shares of Oppenheimer  Principal
Protected Main Street Fund II until after the expiration of the warranty  period
(3/3/2011).

o  Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund  III may be
exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer  funds.
However,  shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

The Fund may amend,  suspend or terminate  the  exchange  privilege at any time.
Although the Fund may impose these changes at any time, it will provide you with notice of those changes  whenever it is required to do so by applicable  law. It may be  required  to provide 60 days'  notice  prior to  materially  amending or terminating  the  exchange  privilege.  That 60 day  notice is not  required  in extraordinary circumstances.

|X| How  Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any  Oppenheimer  fund (other than  Rochester  National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the  initial  purchase  of the  exchanged  Class A shares,  the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When  Class A shares of  Rochester  National  Municipals  and  Rochester  Fund
Municipals  acquired  by  exchange  of Class A shares  of any  Oppenheimer  fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within 24 months of the beginning of the calendar month of the initial  purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of  Oppenheimer  Senior  Floating  Rate Fund are subject to the Class A contingent  deferred sales charge of the other  Oppenheimer  fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer  Money Market
Fund,  Inc.  acquired  by  exchange  of Class A shares of any  Oppenheimer  fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o  Except  with  respect  to the  Class  B  shares  described  in the  next  two paragraphs,  the  contingent  deferred sales charge is imposed on Class B shares acquired  by  exchange  if they are  redeemed  within  six years of the  initial purchase of the exchanged Class B shares.

o With  respect to Class B shares of Limited  Term  California  Municipal  Fund,
Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York
Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred  sales  charge is imposed on the  acquired  shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Cash Reserves that were acquired through the exchange  of Class B  shares  initially  purchased  in the  Oppenheimer  Capital
Preservation  Fund,  the Class B contingent  deferred sales charge is imposed on the  acquired  shares if they are  redeemed  within  five years of that  initial purchase.

o With respect to Class C shares,  the Class C contingent  deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o With respect to Class N shares, a 1% contingent  deferred sales charge will be imposed  if the  retirement  plan  (not  including  IRAs and  403(b)  plans)  is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are  redeemed  to effect an  exchange, the  priorities  described  in "How To Buy  Shares"  in the  Prospectus  for the
imposition of the Class B, Class C or Class N contingent  deferred  sales charge will be followed  in  determining  the order in which the shares are  exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan,  will be switched  to the new fund  account  unless you tell the  Transfer
Agent not to do so. However,  special  redemption and exchange  features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

   Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any  dividends  or the  realization  of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.
That is because of the effect of the asset-based  sales charge on Class B, Class
C and  Class  N  shares.  Those  dividends  will  also  differ  in  amount  as a consequence of any  difference in the net asset values of the different  classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly  highlighted  in the  Prospectus.  The  following  is only a summary  of certain  additional  tax  considerations  generally  affecting  the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     |X| Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

The  Internal  Revenue  Code  contains a number of  complex  tests  relating  to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is identified in reports  mailed to  shareholders  in January of each year with a copy sent to the IRS.

     |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury  and all income and any tax withheld is identified in reports mailed to  shareholders in March of each year with a copy sent to the IRS.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is  identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax  consequences  to foreign  persons  entitled to claim the benefits of an applicable  tax treaty may be different  from those  described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

Dividend  Reinvestment  in Another Fund.  Shareholders  of the Fund may elect to reinvest all dividends and/or capital gains  distributions in shares of the same class of any of the other Oppenheimer  funds listed above.  Reinvestment will be made  without  sales  charge at the net  asset  value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

   Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial  institutions  that  have  a  sales  agreement  with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is a
division  of  the  Manager.   It  is  responsible  for  maintaining  the  Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The  Custodian.  Citibank,  N.A.  is the  custodian  of the Fund's  assets.  The custodian's  responsibilities  include  safeguarding  and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the custodian in excess of
$100,000  are not  protected  by  federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

     Independent  Registered Public  Accounting Firm.  Deloitte & Touche LLP
serves  as the  independent  registered  public  accounting  firm for the  Fund.
Deloitte &  Touche LLP audits the Fund's  financial  statements and performs other  related  audit  services.  Deloitte  &  Touche  LLP also  acts as the independent registered public accounting firm for certain other funds advised by the  Manager  and its  affiliates.  Audit and  non-audit  services  provided  by
Deloitte  &  Touche  LLP to the  Fund  must  be  pre-approved  by the  Audit
Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Opportunity Fund, including the statement of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Opportunity Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
September 15, 2005

STATEMENT OF INVESTMENTS  July 31, 2005
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
COMMON STOCKS--98.5%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.3%
-------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%
Autoliv, Inc.                                       30,600     $      1,363,230
-------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The) 1,2            15,500              269,855
-------------------------------------------------------------------------------
Modine Manufacturing Co.                            10,900              393,163
-------------------------------------------------------------------------------
Sauer-Danfoss, Inc.                                 20,000              393,600
-------------------------------------------------------------------------------
Tenneco Automotive, Inc. 1                          39,000              735,540
-------------------------------------------------------------------------------
TRW Automotive Holdings Corp. 1                      5,700              151,791
                                                               ----------------
                                                                      3,307,179

-------------------------------------------------------------------------------
AUTOMOBILES--0.3%
Ford Motor Co.                                     737,600            7,921,824
-------------------------------------------------------------------------------
DISTRIBUTORS--0.1%
Genuine Parts Co.                                   35,700            1,634,703
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.0%
Ameristar Casinos, Inc.                             28,000              821,240
-------------------------------------------------------------------------------
Bob Evans Farms, Inc.                               45,300            1,148,808
-------------------------------------------------------------------------------
Brinker International, Inc. 1                        5,600              229,040
-------------------------------------------------------------------------------
CBRL Group, Inc.                                     7,800              305,526
-------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                           37,850            1,450,034
-------------------------------------------------------------------------------
Choice Hotels International, Inc.                   10,400              689,728
-------------------------------------------------------------------------------
CKE Restaurants, Inc.                               66,700              864,432
-------------------------------------------------------------------------------
Darden Restaurants, Inc.                            71,700            2,487,990
-------------------------------------------------------------------------------
Hilton Hotels Corp.                                 98,700            2,442,825
-------------------------------------------------------------------------------
IHOP Corp.                                          16,300              715,896
-------------------------------------------------------------------------------
International Game Technology                       20,200              552,672
-------------------------------------------------------------------------------
Isle of Capri Casinos, Inc. 1                       44,600            1,248,800
-------------------------------------------------------------------------------
Jack in the Box, Inc. 1                             26,000              989,300
-------------------------------------------------------------------------------
La Quinta Corp. 1                                   56,700              510,300
-------------------------------------------------------------------------------
Landry's Restaurants, Inc.                          21,900              682,185

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Marriott International, Inc., Cl. A                 62,600     $      4,286,222
-------------------------------------------------------------------------------
McDonald's Corp.                                   347,500           10,831,575
-------------------------------------------------------------------------------
MGM Mirage, Inc. 1                                 208,000            9,453,600
-------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc. 1                    1,200               68,388
-------------------------------------------------------------------------------
Penn National Gaming, Inc. 1                        47,900            1,712,425
-------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.       81,000            5,128,920
-------------------------------------------------------------------------------
Vail Resorts, Inc. 1                                36,100            1,025,601
-------------------------------------------------------------------------------
Wendy's International, Inc.                         45,700            2,362,690
-------------------------------------------------------------------------------
Yum! Brands, Inc.                                  123,800            6,480,930
                                                               ----------------
                                                                     56,489,127

-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.9%
American Greetings Corp., Cl. A                     42,000            1,068,480
-------------------------------------------------------------------------------
Black & Decker Corp.                            26,100            2,357,091
-------------------------------------------------------------------------------
Blount International, Inc. 1                         1,400               24,612
-------------------------------------------------------------------------------
Centex Corp.                                        24,800            1,834,704
-------------------------------------------------------------------------------
D.R. Horton, Inc.                                  146,333            6,011,360
-------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                          4,900              161,700
-------------------------------------------------------------------------------
Furniture Brands International, Inc.                29,300              561,388
-------------------------------------------------------------------------------
KB Home                                             18,300            1,498,953
-------------------------------------------------------------------------------
Lennar Corp., Cl. A                                 26,200            1,762,474
-------------------------------------------------------------------------------
MDC Holdings, Inc.                                  10,900              931,078
-------------------------------------------------------------------------------
Mestek, Inc. 1                                       2,300               55,200
-------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                             26,100              649,107
-------------------------------------------------------------------------------
NVR, Inc. 1                                          1,300            1,219,400
-------------------------------------------------------------------------------
Pulte Homes, Inc.                                   12,000            1,123,440
-------------------------------------------------------------------------------
Ryland Group, Inc. (The)                            31,600            2,553,280
-------------------------------------------------------------------------------
Standard Pacific Corp.                              15,600            1,488,084
-------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 1                  24,700              425,087

                  20 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
Toll Brothers, Inc. 1                               24,400     $      1,352,248
-------------------------------------------------------------------------------
Tupperware Corp.                                    43,000              917,190
-------------------------------------------------------------------------------
Whirlpool Corp.                                      5,700              455,886
-------------------------------------------------------------------------------
Yankee Candle, Inc. (The)                           13,600              412,080
                                                               ----------------
                                                                     26,862,842

-------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.0%
eBay, Inc. 1                                        17,500              731,150
-------------------------------------------------------------------------------
Insight Enterprises, Inc. 1                          5,100              104,040
                                                               ----------------
                                                                        835,190

-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co.                                   38,300            1,024,142
-------------------------------------------------------------------------------
Marvel Enterprises, Inc. 1                          36,100              699,979
-------------------------------------------------------------------------------
Nautilus, Inc. 2                                    40,900            1,139,474
-------------------------------------------------------------------------------
Oakley, Inc.                                         9,700              181,196
-------------------------------------------------------------------------------
SCP Pool Corp.                                       2,300               83,812
                                                               ----------------
                                                                      3,128,603

-------------------------------------------------------------------------------
MEDIA--1.9%
Arbitron, Inc.                                      28,400            1,178,600
-------------------------------------------------------------------------------
Catalina Marketing Corp.                            49,400            1,182,142
-------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                             235,500            7,236,915
-------------------------------------------------------------------------------
Emmis Communications Corp., Cl. A 1                 17,600              361,328
-------------------------------------------------------------------------------
Gannett Co., Inc.                                   12,900              941,184
-------------------------------------------------------------------------------
Getty Images, Inc. 1                                16,200            1,308,150
-------------------------------------------------------------------------------
Harte-Hanks, Inc.                                   27,300              742,560
-------------------------------------------------------------------------------
Insight Communications Co., Inc. 1                   4,100               47,437
-------------------------------------------------------------------------------
Journal Communications, Inc.                         4,700               75,200
-------------------------------------------------------------------------------
Liberty Corp.                                       10,500              405,825
-------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                       128,000            5,889,280
-------------------------------------------------------------------------------
Media General, Inc., Cl. A                           7,200              493,200

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
MEDIA Continued
Meredith Corp.                                      32,400     $      1,603,800
-------------------------------------------------------------------------------
News Corp., Inc., Cl. A                             98,000            1,605,240
-------------------------------------------------------------------------------
NTL, Inc. 1                                          5,200              346,476
-------------------------------------------------------------------------------
Omnicom Group, Inc.                                  1,100               93,357
-------------------------------------------------------------------------------
R.H. Donnelley Corp. 1                              21,100            1,382,050
-------------------------------------------------------------------------------
Readers Digest Assn., Inc. (The), Cl. A,
Non-Vtg.                                            49,600              805,504
-------------------------------------------------------------------------------
Scholastic Corp. 1                                  10,000              369,700
-------------------------------------------------------------------------------
Sinclair Broadcast
Group, Inc., Cl. A                                  34,300              308,700
-------------------------------------------------------------------------------
Time Warner, Inc. 1                                626,600           10,664,732
-------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                318,029           10,650,791
-------------------------------------------------------------------------------
Walt Disney Co. (The)                              176,100            4,515,204
-------------------------------------------------------------------------------
Wiley (John) & Sons, Inc., Cl. A                32,400            1,388,340
                                                               ----------------
                                                                     53,595,715

-------------------------------------------------------------------------------
MULTILINE RETAIL--1.4%
Big Lots, Inc. 1                                    59,900              776,903
-------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                              66,000            1,508,760
-------------------------------------------------------------------------------
Federated Department Stores, Inc.                  120,300            9,127,161
-------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.)                143,500            8,056,090
-------------------------------------------------------------------------------
Nordstrom, Inc.                                     96,000            3,552,960
-------------------------------------------------------------------------------
Shopko Stores, Inc. 1                               15,000              381,750
-------------------------------------------------------------------------------
Stage Stores, Inc. 1                                24,400            1,077,748
-------------------------------------------------------------------------------
Stein Mart, Inc.                                    40,600              921,214
-------------------------------------------------------------------------------
Target Corp.                                       245,500           14,423,125
                                                               ----------------
                                                                     39,825,711

-------------------------------------------------------------------------------
SPECIALTY RETAIL--3.0%
Aaron Rents, Inc.                                    1,300               31,902
-------------------------------------------------------------------------------
Abercrombie & Fitch Co., Cl. A                  23,600            1,700,380
-------------------------------------------------------------------------------
Advance Auto Parts, Inc. 1                          38,400            2,648,064
-------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                     62,000            2,042,900
-------------------------------------------------------------------------------
AutoNation, Inc. 1                                  91,400            1,973,326

                  21 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Barnes & Noble, Inc. 1                           27,500     $      1,128,050
-------------------------------------------------------------------------------
bebe stores, inc.                                   26,250              747,075
-------------------------------------------------------------------------------
Bed Bath &
Beyond, Inc. 1                                      86,000            3,947,400
-------------------------------------------------------------------------------
Best Buy Co., Inc.                                  22,700            1,738,820
-------------------------------------------------------------------------------
Blockbuster, Inc., Cl. B                            24,085              196,293
-------------------------------------------------------------------------------
Borders Group, Inc.                                  3,100               76,911
-------------------------------------------------------------------------------
Buckle, Inc. (The)                                  17,700              764,994
-------------------------------------------------------------------------------
Building Materials Holding Corp.                    13,700            1,138,470
-------------------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp.             20,800              853,424
-------------------------------------------------------------------------------
Charming Shoppes, Inc. 1                           160,000            1,876,800
-------------------------------------------------------------------------------
Children's Place Retail Stores, Inc. 1              25,000            1,142,500
-------------------------------------------------------------------------------
Circuit City Stores, Inc./ Circuit City Group       61,800            1,127,850
-------------------------------------------------------------------------------
CSK Auto Corp. 1                                    18,300              342,393
-------------------------------------------------------------------------------
Electronics Boutique Holdings Corp. 1               25,100            1,622,966
-------------------------------------------------------------------------------
Finish Line, Inc. (The), Cl. A                      47,400              857,466
-------------------------------------------------------------------------------
GameStop Corp. 1,2                                  39,500            1,356,825
-------------------------------------------------------------------------------
GameStop Corp., Cl. B 1                             19,834              634,688
-------------------------------------------------------------------------------
Gap, Inc. (The)                                    174,500            3,683,695
-------------------------------------------------------------------------------
Genesco, Inc. 1                                     27,500            1,024,925
-------------------------------------------------------------------------------
Guitar Center, Inc. 1                               13,300              859,114
-------------------------------------------------------------------------------
Hibbett Sporting Goods, Inc. 1                      26,600            1,064,798
-------------------------------------------------------------------------------
Home Depot, Inc.                                   451,700           19,653,467
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                  127,200            8,423,184
-------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 1                       45,450            1,634,382
-------------------------------------------------------------------------------
Michaels Stores, Inc.                               63,200            2,591,200
-------------------------------------------------------------------------------
Movie Gallery, Inc.                                 51,600            1,294,128
-------------------------------------------------------------------------------
Office Depot, Inc. 1                                42,200            1,197,636
-------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1               40,600              990,234
-------------------------------------------------------------------------------
Pantry, Inc. (The) 1                                23,400              997,308

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Payless ShoeSource, Inc. 1                          37,800     $        734,076
-------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                               12,000              253,080
-------------------------------------------------------------------------------
Sherwin-Williams Co.                                 3,800              180,918
-------------------------------------------------------------------------------
Sonic Automotive, Inc.                               9,200              214,360
-------------------------------------------------------------------------------
Staples, Inc.                                      135,650            3,088,751
-------------------------------------------------------------------------------
Talbots, Inc. (The)                                 16,400              560,388
-------------------------------------------------------------------------------
Tiffany & Co.                                   19,300              656,779
-------------------------------------------------------------------------------
TJX Cos., Inc. (The)                               131,900            3,100,969
-------------------------------------------------------------------------------
Too, Inc. 1                                         22,300              575,117
-------------------------------------------------------------------------------
United Auto Group, Inc.                             31,400            1,109,990
-------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                            11,600              704,236
-------------------------------------------------------------------------------
Zale Corp. 1                                        35,000            1,190,000
                                                               ----------------
                                                                     83,732,232

-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Brown Shoe Co., Inc.                                 5,700              224,865
-------------------------------------------------------------------------------
Carter's, Inc. 1                                     5,500              334,675
-------------------------------------------------------------------------------
Coach, Inc. 1                                      129,200            4,536,212
-------------------------------------------------------------------------------
K-Swiss, Inc., Cl. A                                29,700            1,002,969
-------------------------------------------------------------------------------
Kellwood Co.                                        44,500            1,081,795
-------------------------------------------------------------------------------
Nike, Inc., Cl. B                                   25,700            2,153,660
-------------------------------------------------------------------------------
Phillips/Van Heusen Corp.                           36,400            1,233,960
-------------------------------------------------------------------------------
Timberland Co., Cl. A 1                             42,500            1,418,650
-------------------------------------------------------------------------------
Tommy Hilfiger Corp. 1                              20,200              269,064
-------------------------------------------------------------------------------
UniFirst Corp.                                      14,900              663,199
-------------------------------------------------------------------------------
Wolverine World Wide, Inc.                          63,150            1,389,300
                                                               ----------------
                                                                     14,308,349

-------------------------------------------------------------------------------
CONSUMER STAPLES--7.7%
-------------------------------------------------------------------------------
BEVERAGES--1.9%
Anheuser-Busch Cos., Inc.                           20,000              887,000
-------------------------------------------------------------------------------
Brown-Forman Corp., Cl. B                           16,600              970,270
-------------------------------------------------------------------------------
Coca-Cola Co. (The)                                488,400           21,372,384
-------------------------------------------------------------------------------
Hansen Natural Corp. 1                               5,300              489,720

                  22 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
BEVERAGES Continued
Pepsi Bottling Group, Inc. (The)                    87,000     $      2,536,920
-------------------------------------------------------------------------------
PepsiAmericas, Inc.                                 44,600            1,149,788
-------------------------------------------------------------------------------
PepsiCo, Inc.                                      485,000           26,447,050
                                                               ----------------
                                                                     53,853,132

-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.7%
7-Eleven, Inc. 1                                    57,000            1,929,450
-------------------------------------------------------------------------------
Albertson's, Inc. 2                                114,000            2,429,340
-------------------------------------------------------------------------------
Costco Wholesale Corp.                              33,300            1,530,801
-------------------------------------------------------------------------------
Kroger Co. (The) 1                                  65,800            1,306,130
-------------------------------------------------------------------------------
Longs Drug Stores, Inc.                             34,900            1,514,311
-------------------------------------------------------------------------------
Ruddick Corp.                                       43,500            1,198,860
-------------------------------------------------------------------------------
Safeway, Inc.                                      115,700            2,811,510
-------------------------------------------------------------------------------
SUPERVALU, Inc.                                     41,900            1,483,260
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              557,400           27,507,690
-------------------------------------------------------------------------------
Walgreen Co.                                       120,000            5,743,200
-------------------------------------------------------------------------------
Whole Foods Market, Inc.                             6,200              846,362
                                                               ----------------
                                                                     48,300,914

-------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Archer-Daniels-Midland Co.                         389,000            8,923,660
-------------------------------------------------------------------------------
Campbell Soup Co.                                    7,800              240,630
-------------------------------------------------------------------------------
Chiquita Brands International, Inc.                 44,600            1,346,028
-------------------------------------------------------------------------------
Dean Foods Co. 1                                    33,900            1,210,230
-------------------------------------------------------------------------------
Flowers Foods, Inc.                                 46,425            1,169,446
-------------------------------------------------------------------------------
General Mills, Inc.                                 90,000            4,266,000
-------------------------------------------------------------------------------
Gold Kist Holdings, Inc. 1                           2,600               53,040
-------------------------------------------------------------------------------
Hershey Co. (The)                                   91,800            5,863,266
-------------------------------------------------------------------------------
Lancaster Colony Corp.                              27,200            1,203,056
-------------------------------------------------------------------------------
Pilgrim's Pride Corp., Cl. B                        44,900            1,699,465
-------------------------------------------------------------------------------
Sara Lee Corp.                                      69,800            1,391,114
-------------------------------------------------------------------------------
Seaboard Corp.                                         400              687,604
-------------------------------------------------------------------------------
TreeHouse Foods, Inc. 1                              6,780              207,332

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Tyson Foods, Inc., Cl. A                            31,000     $        577,840
                                                               ----------------
                                                                     28,838,711

-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Chattem, Inc. 1                                     12,500              569,500
-------------------------------------------------------------------------------
Energizer Holdings, Inc. 1                          31,300            2,000,070
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                                50,800            3,239,008
-------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                   23,000              543,260
-------------------------------------------------------------------------------
Playtex Products, Inc. 1                            11,600              123,656
-------------------------------------------------------------------------------
Procter & Gamble Co. (The)                     447,400           24,888,862
                                                               ----------------
                                                                     31,364,356

-------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
Avon Products, Inc.                                 52,700            1,723,817
-------------------------------------------------------------------------------
Gillette Co.                                       381,300           20,464,371
                                                               ----------------
                                                                     22,188,188

-------------------------------------------------------------------------------
TOBACCO--1.2%
Altria Group, Inc.                                 425,700           28,504,872
-------------------------------------------------------------------------------
Loews Corp./Carolina Group                          16,300              634,559
-------------------------------------------------------------------------------
Reynolds American, Inc.                             59,400            4,948,614
-------------------------------------------------------------------------------
Vector Group Ltd.                                    7,800              151,398
                                                               ----------------
                                                                     34,239,443

-------------------------------------------------------------------------------
ENERGY--12.5%
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.9%
Cal Dive International, Inc. 1                      33,200            1,966,104
-------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc. 2                   31,900            1,820,214
-------------------------------------------------------------------------------
Ensign Energy Services, Inc.                       130,000            3,361,382
-------------------------------------------------------------------------------
Grant Prideco, Inc. 1                               27,000              866,700
-------------------------------------------------------------------------------
Halliburton Co.                                      4,600              257,830
-------------------------------------------------------------------------------
Helmerich & Payne, Inc.                         39,600            2,261,952
-------------------------------------------------------------------------------
Oil States International, Inc. 1                     8,800              260,304

                  23 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Precision Drilling Corp. 1                          50,000     $      2,116,744
-------------------------------------------------------------------------------
Todco, Cl. A 1                                      15,600              479,076
-------------------------------------------------------------------------------
Transocean, Inc. 1                                  80,000            4,514,400
-------------------------------------------------------------------------------
Trican Well Service Ltd. 1                          55,200            1,705,538
-------------------------------------------------------------------------------
Trican Well Service Ltd. 1                         180,000            5,561,538
-------------------------------------------------------------------------------
Universal Compression Holdings, Inc. 1               9,700              393,335
-------------------------------------------------------------------------------
Veritas DGC, Inc. 1                                 10,300              317,240
                                                               ----------------
                                                                     25,882,357

-------------------------------------------------------------------------------
OIL & GAS--11.6%
Alberta Clipper Energy, Inc. 1                      84,316              323,749
-------------------------------------------------------------------------------
Alon USA Energy, Inc. 1                            107,700            1,911,675
-------------------------------------------------------------------------------
Amerada Hess Corp.                                  35,600            4,195,816
-------------------------------------------------------------------------------
Anadarko Petroleum Corp.                           118,100           10,434,135
-------------------------------------------------------------------------------
Apache Corp.                                       117,500            8,037,000
-------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                500,000            1,862,669
-------------------------------------------------------------------------------
Bear Ridge Resources Ltd. 1                         32,120               95,779
-------------------------------------------------------------------------------
Berry Petroleum Co., Cl. A                           8,800              501,688
-------------------------------------------------------------------------------
Burlington Resources, Inc.                         185,300           11,879,583
-------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                    120,000            4,999,796
-------------------------------------------------------------------------------
Chamaelo Exploration Ltd. 1                         18,320              114,495
-------------------------------------------------------------------------------
Chesapeake Energy Corp.                             96,300            2,514,393
-------------------------------------------------------------------------------
Chevron Corp.                                      618,700           35,890,787
-------------------------------------------------------------------------------
Clear Energy, Inc. 1                               264,466            1,101,897
-------------------------------------------------------------------------------
Comstock Resources, Inc. 1                          23,500              650,715
-------------------------------------------------------------------------------
ConocoPhillips                                     385,500           24,128,445
-------------------------------------------------------------------------------
CONSOL Energy, Inc.                                 34,100            2,296,976
-------------------------------------------------------------------------------
Crew Energy, Inc. 1                                 80,000            1,020,220
-------------------------------------------------------------------------------
Cyries Energy, Inc. 1                               30,720              328,520

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
OIL & GAS Continued
Devon Energy Corp.                                 210,900     $     11,829,381
-------------------------------------------------------------------------------
Duvernay Oil Corp. 1                                64,500            1,791,593
-------------------------------------------------------------------------------
Ember Resources, Inc. 1                             84,316              489,068
-------------------------------------------------------------------------------
Encore Acquisition Co. 1                            41,500            1,308,910
-------------------------------------------------------------------------------
Energy Partners Ltd. 1                              19,600              518,616
-------------------------------------------------------------------------------
EOG Resources, Inc.                                124,200            7,588,620
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                1,623,100           95,357,125
-------------------------------------------------------------------------------
Forest Oil Corp. 1                                   7,100              317,796
-------------------------------------------------------------------------------
Frontier Oil Corp.                                  40,000            1,120,800
-------------------------------------------------------------------------------
Galleon Energy, Inc., Cl. A 1                       11,500              137,168
-------------------------------------------------------------------------------
General Maritime Corp.                               6,600              257,334
-------------------------------------------------------------------------------
Highpine Oil & Gas Ltd. 1                       18,400              315,673
-------------------------------------------------------------------------------
Holly Corp.                                         19,200              898,944
-------------------------------------------------------------------------------
Houston Exploration Co. 1                           19,000            1,098,010
-------------------------------------------------------------------------------
Kerr-McGee Corp.                                    63,629            5,103,682
-------------------------------------------------------------------------------
Kinder Morgan, Inc.                                 44,100            3,918,726
-------------------------------------------------------------------------------
Marathon Oil Corp.                                 173,000           10,096,280
-------------------------------------------------------------------------------
Mission Oil & Gas, Inc. 1                       64,494              445,222
-------------------------------------------------------------------------------
Mission Oil & Gas, Inc. 1,3                     74,500              514,297
-------------------------------------------------------------------------------
Murphy Oil Corp.                                    15,500              822,120
-------------------------------------------------------------------------------
Newfield Exploration Co. 1                          49,400            2,099,006
-------------------------------------------------------------------------------
Noble Energy, Inc.                                  29,700            2,450,547
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                         137,800           11,338,184
-------------------------------------------------------------------------------
OMI Corp.                                           13,800              248,814
-------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 1                  309,200            5,759,373
-------------------------------------------------------------------------------
Peabody Energy Corp.                                 4,200              276,108
-------------------------------------------------------------------------------
Pioneer Natural Resources Co.                       13,100              567,623
-------------------------------------------------------------------------------
Pogo Producing Co.                                  22,100            1,216,163
-------------------------------------------------------------------------------
Premcor, Inc.                                       32,900            2,521,456
-------------------------------------------------------------------------------
ProEx Energy Ltd. 1                                 30,720              306,184
-------------------------------------------------------------------------------
ProspEx Resources Ltd. 1                            72,240              202,429

                  24 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
OIL & GAS Continued
Real Resources, Inc. 1                             165,000     $      2,966,913
-------------------------------------------------------------------------------
Remington Oil & Gas Corp. 1                     20,700              815,787
-------------------------------------------------------------------------------
Spinnaker Exploration Co. 1                          7,900              309,996
-------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                 28,900              913,240
-------------------------------------------------------------------------------
Stone Energy Corp. 1                                22,300            1,186,583
-------------------------------------------------------------------------------
Sunoco, Inc.                                        22,300            2,803,779
-------------------------------------------------------------------------------
Swift Energy Co. 1                                  29,700            1,211,166
-------------------------------------------------------------------------------
Talisman Energy, Inc.                              100,000            4,386,259
-------------------------------------------------------------------------------
Tesoro Corp.                                        46,600            2,247,052
-------------------------------------------------------------------------------
Thunder Energy Trust                               126,488            1,281,362
-------------------------------------------------------------------------------
TKE Energy Trust                                   150,000            1,254,851
-------------------------------------------------------------------------------
Trilogy Energy Trust                               170,000            2,706,834
-------------------------------------------------------------------------------
Tusk Energy Corp. 1                                291,600            1,172,070
-------------------------------------------------------------------------------
Tusk Energy Corp. 1,3                              258,700            1,039,830
-------------------------------------------------------------------------------
Unocal Corp.                                       145,900            9,461,615
-------------------------------------------------------------------------------
USEC, Inc.                                           5,400               84,726
-------------------------------------------------------------------------------
Valero Energy Corp.                                 10,900              902,302
-------------------------------------------------------------------------------
Vault Energy Trust                                  45,800              405,598
-------------------------------------------------------------------------------
Vintage Petroleum, Inc.                             53,600            1,882,968
-------------------------------------------------------------------------------
W&T Offshore, Inc.                               4,000              111,560
-------------------------------------------------------------------------------
Whiting Petroleum Corp. 1                           16,400              655,180
-------------------------------------------------------------------------------
Williams Cos., Inc. (The)                          304,000            6,456,960
                                                               ----------------
                                                                    327,460,221

-------------------------------------------------------------------------------
FINANCIALS--22.6%
-------------------------------------------------------------------------------
CAPITAL MARKETS--0.2%
Bank of New York Co., Inc. (The)                   162,900            5,014,062
-------------------------------------------------------------------------------
Greenhill & Co., Inc.                            5,800              222,488
-------------------------------------------------------------------------------
Mellon Financial Corp.                               7,500              228,450
-------------------------------------------------------------------------------
Northern Trust Corp.                                24,000            1,219,200
                                                               ----------------
                                                                      6,684,200

-------------------------------------------------------------------------------
COMMERCIAL BANKS--7.9%
AmSouth Bancorp                                     43,600            1,216,876

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Anchor BanCorp Wisconsin, Inc.                         700     $         22,358
-------------------------------------------------------------------------------
Astoria Financial Corp.                             63,950            1,786,763
-------------------------------------------------------------------------------
BancFirst Corp.                                      1,600              136,464
-------------------------------------------------------------------------------
BancorpSouth, Inc.                                  35,600              828,768
-------------------------------------------------------------------------------
Bank of America Corp.                            1,073,462           46,802,943
-------------------------------------------------------------------------------
Bank of Hawaii Corp.                                17,600              903,760
-------------------------------------------------------------------------------
BB&T Corp.                                     111,300            4,654,566
-------------------------------------------------------------------------------
BOK Financial Corp.                                  5,200              253,136
-------------------------------------------------------------------------------
Central Pacific Financial Corp.                      2,000               73,000
-------------------------------------------------------------------------------
Chittenden Corp.                                     6,000              175,740
-------------------------------------------------------------------------------
City National Corp.                                 13,100              957,217
-------------------------------------------------------------------------------
Comerica, Inc.                                      69,800            4,264,780
-------------------------------------------------------------------------------
Commerce Bancshares, Inc.                           12,100              651,101
-------------------------------------------------------------------------------
Community Bank System, Inc.                         46,700            1,123,135
-------------------------------------------------------------------------------
Community Banks, Inc.                                4,302              119,294
-------------------------------------------------------------------------------
Compass Bancshares, Inc.                            25,100            1,210,071
-------------------------------------------------------------------------------
Corus Bankshares, Inc.                               1,300               81,562
-------------------------------------------------------------------------------
Downey Financial Corp.                              20,400            1,579,776
-------------------------------------------------------------------------------
Fifth Third Bancorp                                 50,400            2,172,240
-------------------------------------------------------------------------------
First BanCorp                                        9,000              220,680
-------------------------------------------------------------------------------
First Citizens BancShares, Inc., Cl. A               1,600              268,800
-------------------------------------------------------------------------------
First Commonwealth Financial Corp.                  72,700            1,014,165
-------------------------------------------------------------------------------
First Community Bancorp                              9,100              466,284
-------------------------------------------------------------------------------
First Financial Bancorp                              7,700              138,908
-------------------------------------------------------------------------------
First Midwest Bancorp, Inc.                          6,700              250,044
-------------------------------------------------------------------------------
First Republic Bank                                  6,500              246,220
-------------------------------------------------------------------------------
FirstFed Financial Corp. 1                          12,400              774,752
-------------------------------------------------------------------------------
Golden West Financial Corp.                         34,400            2,240,128
-------------------------------------------------------------------------------
Greater Bay Bancorp                                  2,900               76,067

                  25 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Harbor Florida Bancshares, Inc.                      6,900     $        264,822
-------------------------------------------------------------------------------
Hibernia Corp., Cl. A                               54,100            1,829,662
-------------------------------------------------------------------------------
Huntington Bancshares, Inc.                         19,200              478,848
-------------------------------------------------------------------------------
Indymac Mortgage Holdings, Inc.                     40,700            1,774,927
-------------------------------------------------------------------------------
KeyCorp                                            235,600            8,066,944
-------------------------------------------------------------------------------
M&T Bank Corp.                                  63,000            6,836,130
-------------------------------------------------------------------------------
MAF Bancorp, Inc.                                   26,100            1,151,271
-------------------------------------------------------------------------------
Marshall & Ilsley Corp.                         92,600            4,252,192
-------------------------------------------------------------------------------
National City Corp.                                221,400            8,171,874
-------------------------------------------------------------------------------
Old National Bancorp                                 5,300              115,275
-------------------------------------------------------------------------------
Pacific Capital Bancorp                             43,254            1,480,152
-------------------------------------------------------------------------------
People's Bank                                       12,500              391,500
-------------------------------------------------------------------------------
PFF Bancorp, Inc.                                   16,550              512,057
-------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                 112,000            6,139,840
-------------------------------------------------------------------------------
Popular, Inc.                                        2,800               72,240
-------------------------------------------------------------------------------
Provident Bankshares Corp.                          18,500              629,000
-------------------------------------------------------------------------------
Regions Financial Corp.                            117,200            3,942,608
-------------------------------------------------------------------------------
Republic Bancorp, Inc., Cl. A                        6,560              142,538
-------------------------------------------------------------------------------
State Financial Services Corp.                      18,500              742,775
-------------------------------------------------------------------------------
Sterling Financial Corp.                            29,001            1,131,909
-------------------------------------------------------------------------------
SunTrust Banks, Inc.                               137,100            9,969,912
-------------------------------------------------------------------------------
SVB Financial Group 1                               26,200            1,345,108
-------------------------------------------------------------------------------
Synovus Financial Corp.                              4,000              118,280
-------------------------------------------------------------------------------
U.S. Bancorp                                       672,400           20,212,344
-------------------------------------------------------------------------------
UnionBanCal Corp.                                   29,700            2,118,798
-------------------------------------------------------------------------------
W. Holding Co., Inc.                                60,100              642,469
-------------------------------------------------------------------------------
Wachovia Corp.                                     503,900           25,386,482
-------------------------------------------------------------------------------
Washington Mutual, Inc.                            240,200           10,203,696
-------------------------------------------------------------------------------
Webster Financial Corp.                             24,900            1,200,180
-------------------------------------------------------------------------------
Wells Fargo & Co.                              395,900           24,284,506

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
WesBanco, Inc.                                       5,900     $        182,251
-------------------------------------------------------------------------------
Whitney Holding Corp.                               26,850              889,272
-------------------------------------------------------------------------------
WSFS Financial Corp.                                 6,500              372,190
-------------------------------------------------------------------------------
Zions Bancorp                                       31,000            2,215,880
                                                               ----------------
                                                                    221,977,530

-------------------------------------------------------------------------------
CONSUMER FINANCE--0.0%
Nelnet, Inc., Cl. A 1                                4,300              163,185
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.6%
Advanta Corp., Cl. B                                13,700              409,767
-------------------------------------------------------------------------------
American Capital Strategies Ltd.                    60,000            2,257,800
-------------------------------------------------------------------------------
American Express Co.                               235,100           12,930,500
-------------------------------------------------------------------------------
AmeriCredit Corp. 1                                 87,700            2,343,344
-------------------------------------------------------------------------------
Apollo Investment Corp.                              5,800              104,342
-------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                       77,000            7,862,470
-------------------------------------------------------------------------------
Capital One Financial Corp.                         82,100            6,773,250
-------------------------------------------------------------------------------
CIT Group, Inc.                                     61,500            2,714,610
-------------------------------------------------------------------------------
Citigroup, Inc.                                  1,193,300           51,908,550
-------------------------------------------------------------------------------
CompuCredit Corp. 1,2                               24,700              935,389
-------------------------------------------------------------------------------
Franklin Resources, Inc.                            80,800            6,530,256
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     65,300            7,018,444
-------------------------------------------------------------------------------
Investment Technology Group, Inc. 1                 40,700            1,042,734
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                           808,052           28,394,947
-------------------------------------------------------------------------------
Legg Mason, Inc.                                    21,900            2,237,085
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                     113,800           11,963,794
-------------------------------------------------------------------------------
MBNA Corp.                                         199,000            5,006,840
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      280,000           16,458,400
-------------------------------------------------------------------------------
Moody's Corp.                                       61,800            2,923,758
-------------------------------------------------------------------------------
Morgan Stanley                                     405,900           21,532,995
-------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)              191,900            8,434,005

                  26 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
Providian Financial Corp. 1                         31,100     $        587,790
-------------------------------------------------------------------------------
Schwab (Charles) Corp.                             623,400            8,540,580
-------------------------------------------------------------------------------
SLM Corp.                                           75,600            3,892,644
-------------------------------------------------------------------------------
Student Loan Corp. (The)                             6,200            1,343,850
-------------------------------------------------------------------------------
WFS Financial, Inc.                                  1,800              107,982
                                                               ----------------
                                                                    214,256,126

-------------------------------------------------------------------------------
INSURANCE--5.7%
ACE Ltd.                                            83,700            3,867,777
-------------------------------------------------------------------------------
AFLAC, Inc.                                         15,600              703,560
-------------------------------------------------------------------------------
Allmerica Financial Corp. 1                         21,900              854,100
-------------------------------------------------------------------------------
Allstate Corp.                                     242,500           14,855,550
-------------------------------------------------------------------------------
American Financial Group, Inc.                      16,000              541,440
-------------------------------------------------------------------------------
American International Group, Inc.                 485,000           29,197,000
-------------------------------------------------------------------------------
AmerUs Group Co.                                    32,900            1,696,982
-------------------------------------------------------------------------------
Aon Corp.                                           42,400            1,078,656
-------------------------------------------------------------------------------
Arch Capital Group Ltd. 1                           16,100              740,600
-------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                       34,700              985,827
-------------------------------------------------------------------------------
Assurant, Inc.                                      57,400            2,120,930
-------------------------------------------------------------------------------
Berkley (W.R.) Corp.                                32,100            1,201,503
-------------------------------------------------------------------------------
Chubb Corp.                                         95,700            8,500,074
-------------------------------------------------------------------------------
Cincinnati Financial Corp.                           4,191              172,753
-------------------------------------------------------------------------------
Commerce Group, Inc. (The)                          22,200            1,384,170
-------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A                  9,900              480,249
-------------------------------------------------------------------------------
Donegal Group, Inc., Cl. A                          22,500              496,800
-------------------------------------------------------------------------------
Fidelity National Financial, Inc.                   59,236            2,333,898
-------------------------------------------------------------------------------
First American Corp. (The)                          45,800            2,012,910
-------------------------------------------------------------------------------
Great American Financial Resources, Inc.             5,400              106,110

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
INSURANCE Continued
Hartford Financial Services Group, Inc. (The)      112,200     $      9,039,954
-------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                        67,050            1,858,626
-------------------------------------------------------------------------------
Hilb, Rogal & Hamilton Co.                       3,200              108,448
-------------------------------------------------------------------------------
Horace Mann Educators Corp.                         57,800            1,154,844
-------------------------------------------------------------------------------
Infinity Property & Casualty Corp.              27,100              960,424
-------------------------------------------------------------------------------
Jefferson-Pilot Corp.                               44,300            2,222,531
-------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                   25,600            1,604,608
-------------------------------------------------------------------------------
Loews Corp.                                         99,700            8,337,911
-------------------------------------------------------------------------------
Markel Corp. 1                                       1,100              369,600
-------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                     25,200              730,044
-------------------------------------------------------------------------------
MBIA, Inc.                                          32,100            1,949,754
-------------------------------------------------------------------------------
Mercury General Corp.                                1,800              103,878
-------------------------------------------------------------------------------
MetLife, Inc.                                      209,500           10,294,830
-------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A          21,600              854,928
-------------------------------------------------------------------------------
Odyssey Re Holdings Corp. 2                         32,300              819,451
-------------------------------------------------------------------------------
Ohio Casualty Corp.                                 53,400            1,364,370
-------------------------------------------------------------------------------
Old Republic International Corp.                    46,200            1,213,212
-------------------------------------------------------------------------------
Partnerre Holdings Ltd.                             20,600            1,335,292
-------------------------------------------------------------------------------
Philadelphia Consolidated Holding Co. 1             18,600            1,544,172
-------------------------------------------------------------------------------
Phoenix Cos., Inc. (The) 2                          54,300              684,180
-------------------------------------------------------------------------------
ProAssurance Corp. 1                                 1,800               77,328
-------------------------------------------------------------------------------
Progressive Corp.                                   66,800            6,659,292
-------------------------------------------------------------------------------
Protective Life Corp.                                9,400              409,464
-------------------------------------------------------------------------------
Prudential Financial, Inc.                         146,200            9,780,780
-------------------------------------------------------------------------------
Reinsurance Group of America, Inc.                   7,800              328,926
-------------------------------------------------------------------------------
RLI Corp.                                           22,600            1,075,760

                  27 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
INSURANCE Continued
Safeco Corp.                                        41,900     $      2,301,986
-------------------------------------------------------------------------------
Selective Insurance Group, Inc.                     27,500            1,369,225
-------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                136,200            5,995,524
-------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                      21,800            1,882,212
-------------------------------------------------------------------------------
State Auto Financial Corp.                          22,600              710,770
-------------------------------------------------------------------------------
Stewart Information Services Corp.                  26,400            1,242,384
-------------------------------------------------------------------------------
Torchmark Corp.                                     24,400            1,275,388
-------------------------------------------------------------------------------
Triad Guaranty, Inc. 1                                 400               19,196
-------------------------------------------------------------------------------
UICI                                                29,800              919,330
-------------------------------------------------------------------------------
United Fire & Casualty Co.                      21,900              980,682
-------------------------------------------------------------------------------
Unitrin, Inc.                                       33,100            1,762,575
-------------------------------------------------------------------------------
Universal American Financial Corp. 1                76,600            1,885,892
-------------------------------------------------------------------------------
White Mountains Insurance Group, Ltd.                  800              511,200
-------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                              12,700              912,114
-------------------------------------------------------------------------------
Zenith National Insurance Corp.                     17,200            1,197,808
                                                               ----------------
                                                                    161,179,782

-------------------------------------------------------------------------------
REAL ESTATE--0.1%
CB Richard Ellis Group, Inc., Cl. A 1               23,100            1,063,524
-------------------------------------------------------------------------------
Getty Realty Corp.                                   4,100              123,123
-------------------------------------------------------------------------------
Jones Lang LaSalle, Inc. 1                          11,900              586,075
-------------------------------------------------------------------------------
Stratus Properties, Inc. 1                           2,300               41,630
-------------------------------------------------------------------------------
Trammell Crow Co. 1                                 45,500            1,149,330
-------------------------------------------------------------------------------
W.P. Carey & Co. LLC                            12,300              360,144
                                                               ----------------
                                                                      3,323,826

-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.1%
Accredited Home Lenders Holding Co. 1                5,400              256,554
-------------------------------------------------------------------------------
Commercial Capital Bancorp, Inc.                    13,900              275,776

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE Continued
Countrywide Financial Corp.                        184,100     $      6,627,600
-------------------------------------------------------------------------------
Fannie Mae                                         215,600           12,043,416
-------------------------------------------------------------------------------
Freddie Mac                                        155,000            9,808,400
-------------------------------------------------------------------------------
Fremont General Corp.                               31,100              760,084
-------------------------------------------------------------------------------
MGIC Investment Corp.                               13,300              912,114
-------------------------------------------------------------------------------
PMI Group, Inc. (The)                                6,000              245,700
-------------------------------------------------------------------------------
Radian Group, Inc.                                  20,600            1,062,548
                                                               ----------------
                                                                     31,992,192

-------------------------------------------------------------------------------
HEALTH CARE--12.3%
-------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%
Amgen, Inc. 1                                      178,800           14,259,300
-------------------------------------------------------------------------------
Applera Corp./Applied Biosystems Group             113,700            2,367,234
-------------------------------------------------------------------------------
Genentech, Inc. 1                                   60,300            5,386,599
-------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                             30,000            1,344,300
-------------------------------------------------------------------------------
Invitrogen Corp. 1                                  17,300            1,483,821
-------------------------------------------------------------------------------
Techne Corp. 1                                       9,200              451,444
-------------------------------------------------------------------------------
Wyeth                                              154,200            7,054,650
                                                               ----------------
                                                                     32,347,348

-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
American Medical Systems Holdings, Inc. 1           16,800              390,600
-------------------------------------------------------------------------------
Bausch & Lomb, Inc.                                300               25,395
-------------------------------------------------------------------------------
Baxter International, Inc.                         161,000            6,322,470
-------------------------------------------------------------------------------
Becton, Dickinson & Co.                        138,400            7,663,208
-------------------------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A 1                  8,900              534,267
-------------------------------------------------------------------------------
Boston Scientific Corp. 1                           98,100            2,839,995
-------------------------------------------------------------------------------
ConMed Corp. 1                                       9,900              298,089
-------------------------------------------------------------------------------
Dade Behring Holdings, Inc.                          3,400              257,720
-------------------------------------------------------------------------------
Edwards Lifesciences Corp. 1                        19,600              899,052
-------------------------------------------------------------------------------
Guidant Corp.                                       52,400            3,605,120

                  28 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Haemonetics Corp. 1                                 15,500     $        654,565
-------------------------------------------------------------------------------
Hologic, Inc. 1                                     12,200              556,198
-------------------------------------------------------------------------------
Intuitive Surgical, Inc. 1                          16,200            1,124,280
-------------------------------------------------------------------------------
Medtronic, Inc.                                    320,000           17,260,800
-------------------------------------------------------------------------------
Mentor Corp.                                        12,200              606,950
-------------------------------------------------------------------------------
Sybron Dental Specialties, Inc. 1                   12,700              466,725
-------------------------------------------------------------------------------
Thermo Electron Corp. 1                             21,500              641,990
-------------------------------------------------------------------------------
Varian, Inc. 1                                      11,700              438,399
-------------------------------------------------------------------------------
Ventana Medical Systems, Inc. 1                     15,600              670,176
-------------------------------------------------------------------------------
Viasys Healthcare, Inc. 1                           10,300              255,852
-------------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                   1,300               35,763
                                                               ----------------
                                                                     45,547,614

-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.0%
Aetna, Inc.                                         74,800            5,789,520
-------------------------------------------------------------------------------
Allscripts Healthcare Solutions, Inc. 1             27,200              461,584
-------------------------------------------------------------------------------
American Healthways, Inc. 1                         30,000            1,337,100
-------------------------------------------------------------------------------
AmerisourceBergen Corp.                             35,600            2,555,724
-------------------------------------------------------------------------------
AmSurg Corp. 1                                         800               22,408
-------------------------------------------------------------------------------
Apria Healthcare Group, Inc. 1                      24,800              836,504
-------------------------------------------------------------------------------
Beverly Enterprises, Inc. 1                        127,700            1,620,513
-------------------------------------------------------------------------------
Cardinal Health, Inc.                               32,800            1,954,224
-------------------------------------------------------------------------------
Caremark Rx, Inc. 1                                 85,200            3,798,216
-------------------------------------------------------------------------------
Chemed Corp.                                        12,900              554,700
-------------------------------------------------------------------------------
CIGNA Corp.                                         82,600            8,817,550
-------------------------------------------------------------------------------
Community Health Systems, Inc. 1                    27,800            1,073,358
-------------------------------------------------------------------------------
Express Scripts, Inc. 1                             45,800            2,395,340
-------------------------------------------------------------------------------
Genesis HealthCare Corp. 1                          31,300            1,407,561
-------------------------------------------------------------------------------
HCA, Inc.                                          167,600            8,254,300
-------------------------------------------------------------------------------
Health Net, Inc. 1                                  51,100            1,982,680

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Humana, Inc. 1                                      58,200     $      2,319,270
-------------------------------------------------------------------------------
Kindred Healthcare, Inc. 1                          41,000            1,506,340
-------------------------------------------------------------------------------
LCA-Vision, Inc.                                    19,550              895,390
-------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                            26,500            1,069,010
-------------------------------------------------------------------------------
Manor Care, Inc.                                    25,700              975,572
-------------------------------------------------------------------------------
McKesson Corp.                                     146,600            6,597,000
-------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                     102,972            4,987,964
-------------------------------------------------------------------------------
Owens & Minor, Inc.                             23,100              684,684
-------------------------------------------------------------------------------
PacifiCare Health Systems, Inc. 1                   32,800            2,499,360
-------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1                     21,500            1,686,030
-------------------------------------------------------------------------------
Quest Diagnostics, Inc.                            104,000            5,339,360
-------------------------------------------------------------------------------
Service Corp. International                        115,000              997,050
-------------------------------------------------------------------------------
Sierra Health Services, Inc. 1                      28,200            1,901,808
-------------------------------------------------------------------------------
Sunrise Senior Living, Inc. 1,2                     20,300            1,075,900
-------------------------------------------------------------------------------
Triad Hospitals, Inc. 1                             36,000            1,788,120
-------------------------------------------------------------------------------
United Surgical Partners International, Inc. 1      39,300            1,415,193
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                           421,600           22,049,680
-------------------------------------------------------------------------------
Universal Health Services, Inc., Cl. B              28,700            1,493,548
-------------------------------------------------------------------------------
VCA Antech, Inc. 1                                  30,300              719,322
-------------------------------------------------------------------------------
WellChoice, Inc. 1                                  12,300              811,800
-------------------------------------------------------------------------------
WellPoint, Inc. 1                                  133,906            9,472,510
                                                               ----------------
                                                                    113,146,193

-------------------------------------------------------------------------------
PHARMACEUTICALS--5.6%
Abbott Laboratories                                330,500           15,411,215
-------------------------------------------------------------------------------
Allergan, Inc.                                      52,800            4,718,736
-------------------------------------------------------------------------------
Alpharma, Inc., Cl. A                               50,100              703,404
-------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc. 1                        40,100            1,901,542
-------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           400,000            9,992,000

                  29 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Eli Lilly & Co.                                 43,500     $      2,449,920
-------------------------------------------------------------------------------
Johnson & Johnson                              763,000           48,801,480
-------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A                 41,600            1,411,072
-------------------------------------------------------------------------------
Merck & Co., Inc.                              831,000           25,810,860
-----------------------------------------------------------------------------
Pfizer, Inc.                                     1,763,200           46,724,800
                                                               ----------------
                                                                    157,925,029

-------------------------------------------------------------------------------
INDUSTRIALS--10.4%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.4%
Aviall, Inc. 1                                       5,600              189,560
-------------------------------------------------------------------------------
Boeing Co.                                         195,000           12,871,950
-------------------------------------------------------------------------------
DRS Technologies, Inc.                               7,900              410,800
-------------------------------------------------------------------------------
ESCO Technologies, Inc. 1                           10,500            1,151,010
-------------------------------------------------------------------------------
General Dynamics Corp.                              46,500            5,356,335
-------------------------------------------------------------------------------
Goodrich Corp.                                      49,100            2,172,184
-------------------------------------------------------------------------------
Honeywell International, Inc.                       58,100            2,282,168
-------------------------------------------------------------------------------
Lockheed Martin Corp.                              140,900            8,792,160
-------------------------------------------------------------------------------
Moog, Inc., Cl. A 1                                  4,500              142,065
-------------------------------------------------------------------------------
Northrop Grumman Corp.                             167,600            9,293,420
-------------------------------------------------------------------------------
Precision Castparts Corp.                           22,400            2,015,552
-------------------------------------------------------------------------------
Raytheon Co.                                       136,300            5,360,679
-------------------------------------------------------------------------------
Rockwell Collins, Inc.                              34,900            1,703,120
-------------------------------------------------------------------------------
Teledyne Technologies, Inc. 1                       19,200              728,640
-------------------------------------------------------------------------------
United Technologies Corp.                          286,400           14,520,480
                                                               ----------------
                                                                     66,990,123

-------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.2%
FedEx Corp.                                         74,300            6,247,887
-------------------------------------------------------------------------------
United Parcel Service, Inc., Cl. B                  11,500              839,155
                                                               ----------------
                                                                      7,087,042

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
AIRLINES--0.0%
Alaska Air Group, Inc. 1                            36,000     $      1,259,280
-------------------------------------------------------------------------------
SkyWest, Inc.                                        5,200              107,900
                                                               ----------------
                                                                      1,367,180

-------------------------------------------------------------------------------
BUILDING PRODUCTS--0.5%
American Standard Cos., Inc.                        95,800            4,242,024
-------------------------------------------------------------------------------
Crane Co.                                            3,800              118,370
-------------------------------------------------------------------------------
Lennox International, Inc.                          51,900            1,267,398
-------------------------------------------------------------------------------
Masco Corp.                                        161,500            5,476,465
-------------------------------------------------------------------------------
Universal Forest
Products, Inc.                                      15,700              784,215
-------------------------------------------------------------------------------
USG Corp. 1,2                                       31,200            1,525,680
-------------------------------------------------------------------------------
Watsco, Inc.                                           800               37,888
                                                               ----------------
                                                                     13,452,040

-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Apollo Group, Inc., Cl. A 1                         13,900            1,044,585
-------------------------------------------------------------------------------
Asset Acceptance Capital Corp. 1                    21,200              579,608
-------------------------------------------------------------------------------
Banta Corp.                                         15,400              735,196
-------------------------------------------------------------------------------
Brady Corp., Cl. A                                  12,100              413,820
-------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc. 1            26,700            1,222,326
-------------------------------------------------------------------------------
Cendant Corp.                                       33,000              704,880
-------------------------------------------------------------------------------
Consolidated Graphics, Inc. 1                        2,500              106,500
-------------------------------------------------------------------------------
Corporate Executive Board Co.                       13,200            1,064,976
-------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.                     52,400            1,889,020
-------------------------------------------------------------------------------
Equifax, Inc.                                       45,400            1,652,560
-------------------------------------------------------------------------------
Exponent, Inc. 1                                     3,700              109,983
-------------------------------------------------------------------------------
H&R Block, Inc.                                 17,900            1,019,584
-------------------------------------------------------------------------------
Harland (John H.) Co.                               30,100            1,162,763
-------------------------------------------------------------------------------
HNI Corp.                                           27,300            1,587,495
-------------------------------------------------------------------------------
Ikon Office Solutions, Inc.                         11,300              108,480
-------------------------------------------------------------------------------
Jackson Hewitt Tax Service, Inc.                    47,600            1,204,756

                  30 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Knoll, Inc.                                         68,816     $      1,261,397
-------------------------------------------------------------------------------
Korn-Ferry International 1                          48,900              973,110
-------------------------------------------------------------------------------
Labor Ready, Inc. 1                                 59,000            1,398,890
-------------------------------------------------------------------------------
Miller (Herman), Inc.                               17,800              568,354
-------------------------------------------------------------------------------
PHH Corp. 1                                         52,100            1,473,909
-------------------------------------------------------------------------------
Pitney Bowes, Inc.                                   9,400              419,052
-------------------------------------------------------------------------------
Pre-Paid Legal Services, Inc.                        1,800               85,050
-------------------------------------------------------------------------------
Republic Services, Inc.                             58,400            2,117,000
-------------------------------------------------------------------------------
Resources Connection, Inc. 1                        14,000              420,000
-------------------------------------------------------------------------------
Robert Half International, Inc.                      7,100              240,619
-------------------------------------------------------------------------------
ServiceMaster Co. (The)                              1,100               15,114
-------------------------------------------------------------------------------
Sotheby's Holdings, Inc., Cl. A 1                    3,500               52,535
-------------------------------------------------------------------------------
Steelcase, Inc., Cl. A                              38,800              568,032
-------------------------------------------------------------------------------
United Stationers, Inc. 1                            7,000              362,950
-------------------------------------------------------------------------------
Waste Connections, Inc. 1                            6,500              234,000
-------------------------------------------------------------------------------
Waste Management, Inc.                              88,700            2,494,244
                                                               ----------------
                                                                     27,290,788

-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
EMCOR Group, Inc. 1                                 16,300              839,450
-------------------------------------------------------------------------------
McDermott International, Inc. 1                     12,800              303,232
-------------------------------------------------------------------------------
Shaw Group, Inc. (The) 1                             3,000               57,360
-------------------------------------------------------------------------------
URS Corp. 1                                         29,600            1,108,520
-------------------------------------------------------------------------------
Washington Group International, Inc. 1              24,000            1,294,560
                                                               ----------------
                                                                      3,603,122

-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Emerson Electric Co.                                60,700            3,994,060
-------------------------------------------------------------------------------
Genlyte Group, Inc. (The) 1                         10,200              524,076

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
Rockwell Automation, Inc.                           37,100     $      1,911,021
-------------------------------------------------------------------------------
Smith (A.O.) Corp.                                  14,300              386,100
-------------------------------------------------------------------------------
Thomas & Betts Corp. 1                          21,900              739,563
-------------------------------------------------------------------------------
Woodward Governor Co.                                6,700              601,057
                                                               ----------------
                                                                      8,155,877

-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.5%
3M Co.                                             248,100           18,607,500
-------------------------------------------------------------------------------
Alleghany Corp.                                        600              183,684
-------------------------------------------------------------------------------
General Electric Co.                             2,119,000           73,105,500
-------------------------------------------------------------------------------
Textron, Inc.                                       90,300            6,697,551
                                                               ----------------
                                                                     98,594,235

-------------------------------------------------------------------------------
MACHINERY--1.2%
Albany International Corp., Cl. A                   31,200            1,093,248
-------------------------------------------------------------------------------
Barnes Group, Inc.                                   5,500              187,220
-------------------------------------------------------------------------------
Bucyrus International, Inc., Cl. A                  11,400              485,868
-------------------------------------------------------------------------------
Caterpillar, Inc.                                  190,800           10,286,028
-------------------------------------------------------------------------------
Chicago Bridge & Iron Co. NV                    29,400              821,730
-------------------------------------------------------------------------------
Cummins, Inc.                                       12,800            1,093,632
-------------------------------------------------------------------------------
Deere & Co.                                     15,700            1,154,421
-------------------------------------------------------------------------------
Flowserve Corp. 1                                   31,700            1,073,362
-------------------------------------------------------------------------------
Harsco Corp.                                         6,500              391,625
-------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                           47,800            3,736,526
-------------------------------------------------------------------------------
ITT Industries, Inc.                                15,500            1,649,200
-------------------------------------------------------------------------------
JLG Industries, Inc.                                22,400              702,016
-------------------------------------------------------------------------------
Joy Global, Inc.                                    32,500            1,334,775
-------------------------------------------------------------------------------
Mueller Industries, Inc.                            21,300              623,664
-------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                        7,100              820,760
-------------------------------------------------------------------------------
Oshkosh Truck Corp.                                  7,400              627,520
-------------------------------------------------------------------------------
Paccar, Inc.                                        47,300            3,416,006
-------------------------------------------------------------------------------
Pall Corp.                                          16,900              523,393
-------------------------------------------------------------------------------
SPX Corp.                                           22,600            1,104,688

                  31 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
MACHINERY Continued
Stewart & Stevenson Services, Inc.              27,300     $        631,995
-------------------------------------------------------------------------------
Terex Corp. 1                                       13,900              673,038
-------------------------------------------------------------------------------
Toro Co. (The)                                      39,400            1,585,456
-------------------------------------------------------------------------------
Wabash National Corp.                                9,500              204,345
-------------------------------------------------------------------------------
Wabtec Corp.                                         3,000               73,290
                                                               ----------------
                                                                     34,293,806

-------------------------------------------------------------------------------
MARINE--0.1%
Alexander & Baldwin, Inc.                       35,600            1,903,888
-------------------------------------------------------------------------------
Kirby Corp. 1                                        1,000               48,150
                                                               ----------------
                                                                      1,952,038

-------------------------------------------------------------------------------
ROAD & RAIL--0.9%
Amerco, Inc.                                         2,800              161,952
-------------------------------------------------------------------------------
Arkansas Best Corp.                                  8,000              274,400
-------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                 163,100            8,848,175
-------------------------------------------------------------------------------
CNF Transportation, Inc.                            34,900            1,800,491
-------------------------------------------------------------------------------
CSX Corp.                                           61,300            2,791,602
-------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc. 1              8,400              262,920
-------------------------------------------------------------------------------
Florida East Coast Industries, Inc., Cl. A             600               28,200
-------------------------------------------------------------------------------
Laidlaw International, Inc. 1                       82,600            2,122,820
-------------------------------------------------------------------------------
Mullen Group Income Fund                            63,000            1,196,642
-------------------------------------------------------------------------------
Norfolk Southern Corp.                             105,100            3,910,771
-------------------------------------------------------------------------------
Overnite Corp.                                       9,300              400,923
-------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1                    50,800            1,117,092
-------------------------------------------------------------------------------
Yellow Roadway Corp. 1,2                            29,637            1,568,094
                                                               ----------------
                                                                     24,484,082

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Applied Industrial Technologies, Inc.               44,550     $      1,591,772
-------------------------------------------------------------------------------
GATX Corp.                                          51,700            1,954,260
-------------------------------------------------------------------------------
UAP Holding Corp.                                   70,100            1,359,940
-------------------------------------------------------------------------------
United Rentals, Inc. 1                              31,300              582,180
-------------------------------------------------------------------------------
WESCO International, Inc. 1                         42,900            1,461,174
                                                               ----------------
                                                                      6,949,326

-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.4%
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.0%
ADTRAN, Inc.                                        27,400              733,224
-------------------------------------------------------------------------------
Brocade Communications Systems, Inc. 1             229,400            1,027,712
-------------------------------------------------------------------------------
Cisco Systems, Inc. 1                            1,469,700           28,144,755
-------------------------------------------------------------------------------
CommScope, Inc. 1                                   22,100              373,269
-------------------------------------------------------------------------------
Comtech Telecommunications Corp. 1                  15,150              535,553
-------------------------------------------------------------------------------
Corning, Inc. 1                                     79,300            1,510,665
-------------------------------------------------------------------------------
Emulex Corp. 1                                      19,800              376,002
-------------------------------------------------------------------------------
Foundry Networks, Inc. 1                            10,700              126,688
-------------------------------------------------------------------------------
Motorola, Inc.                                     550,900           11,668,062
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                     273,400           10,796,566
                                                               ----------------
                                                                     55,292,496

-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.7%
Apple Computer, Inc. 1                             310,000           13,221,500
-------------------------------------------------------------------------------
Dell, Inc. 1                                       800,000           32,376,000
-------------------------------------------------------------------------------
Electronics for Imaging, Inc. 1                     52,400            1,104,068
-------------------------------------------------------------------------------
EMC Corp. 1                                        250,000            3,422,500
-------------------------------------------------------------------------------
Hewlett-Packard Co.                                421,400           10,374,868
-------------------------------------------------------------------------------
Hutchinson Technology, Inc. 1                        6,500              216,385
-------------------------------------------------------------------------------
Imation Corp.                                       33,500            1,452,225
-------------------------------------------------------------------------------
Intergraph Corp. 1                                  29,900            1,137,097
-------------------------------------------------------------------------------
International Business Machines Corp.              402,600           33,600,996

                  32 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
NCR Corp. 1                                         63,200     $      2,193,672
-------------------------------------------------------------------------------
Palm, Inc. 1                                        32,800              936,112
-------------------------------------------------------------------------------
Storage Technology Corp. 1                          50,200            1,843,846
-------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                           254,500              977,280
-------------------------------------------------------------------------------
Western Digital Corp. 1                            149,500            2,241,005
                                                               ----------------
                                                                    105,097,554

-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Agilent Technologies, Inc. 1                         2,700               70,848
-------------------------------------------------------------------------------
Amphenol Corp., Cl. A                               47,600            2,120,104
-------------------------------------------------------------------------------
Anixter International, Inc. 1                        3,200              132,992
-------------------------------------------------------------------------------
Belden CDT, Inc.                                    14,800              328,560
-------------------------------------------------------------------------------
Coherent, Inc. 1                                    31,700            1,079,068
-------------------------------------------------------------------------------
Jabil Circuit, Inc. 1                                4,100              127,879
-------------------------------------------------------------------------------
Paxar Corp. 1                                       26,100              507,906
-------------------------------------------------------------------------------
UNOVA, Inc. 1                                        5,400              148,770
                                                               ----------------
                                                                      4,516,127

-------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.5%
Digital Insight Corp. 1                             33,800              828,100
-------------------------------------------------------------------------------
EarthLink, Inc. 1                                  163,900            1,561,967
-------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                6,800            1,956,768
-------------------------------------------------------------------------------
InfoSpace, Inc. 1                                    2,300               55,522
-------------------------------------------------------------------------------
Internet Security Systems, Inc. 1                   54,100            1,231,857
-------------------------------------------------------------------------------
United Online, Inc.                                 91,100            1,048,561
-------------------------------------------------------------------------------
ValueClick, Inc. 1                                  26,400              338,976
-------------------------------------------------------------------------------
VeriSign, Inc. 1                                     6,800              178,908
-------------------------------------------------------------------------------
WebEx Communications, Inc. 1                         1,600               45,712
-------------------------------------------------------------------------------
Websense, Inc. 1                                    22,200            1,106,448
-------------------------------------------------------------------------------
Yahoo!, Inc. 1                                     120,000            4,000,800
                                                               ----------------
                                                                     12,353,619

-------------------------------------------------------------------------------
IT SERVICES--0.5%
Anteon International Corp. 1                         2,800              131,460

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
IT SERVICES Continued
Automatic Data Processing, Inc.                     20,900     $        928,169
-------------------------------------------------------------------------------
CSG Systems International, Inc. 1                   59,600            1,111,540
-------------------------------------------------------------------------------
eFunds Corp. 1                                      27,600              503,976
-------------------------------------------------------------------------------
Electronic Data Systems Corp.                      194,100            3,992,637
-------------------------------------------------------------------------------
First Data Corp.                                    70,400            2,896,256
-------------------------------------------------------------------------------
Fiserv, Inc. 1                                      57,700            2,560,149
-------------------------------------------------------------------------------
Keane, Inc. 1                                       66,700              836,418
-------------------------------------------------------------------------------
ManTech International Corp. 1                       25,200              794,052
-------------------------------------------------------------------------------
Maximus, Inc.                                       14,200              542,156
-------------------------------------------------------------------------------
MPS Group, Inc. 1                                   10,600              125,716
-------------------------------------------------------------------------------
Perot Systems Corp., Cl. A 1                        45,400              639,232
                                                               ----------------
                                                                     15,061,761

-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.1%
AMIS Holdings, Inc. 1                                6,400               81,664
-------------------------------------------------------------------------------
Applied Materials, Inc.                            260,000            4,799,600
-------------------------------------------------------------------------------
ATMI, Inc. 1                                        25,600              814,848
-------------------------------------------------------------------------------
Axcelis Technologies, Inc. 1                        71,500              494,065
-------------------------------------------------------------------------------
Cymer, Inc. 1                                       36,600            1,270,020
-------------------------------------------------------------------------------
FEI Co. 1                                           14,700              333,543
-------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. B 1              29,182              751,437
-------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                35,200              406,912
-------------------------------------------------------------------------------
Intel Corp.                                      1,939,200           52,629,888
-------------------------------------------------------------------------------
Lam Research Corp.                                  38,000            1,081,100
-------------------------------------------------------------------------------
LSI Logic Corp. 1                                   52,400              511,424
-------------------------------------------------------------------------------
MEMC Electronic Materials, Inc. 1                   66,300            1,126,437
-------------------------------------------------------------------------------
Micrel, Inc. 1                                     116,500            1,408,485
-------------------------------------------------------------------------------
Microsemi Corp. 1                                   34,800              742,980
-------------------------------------------------------------------------------
Mykrolis Corp. 1                                    19,000              309,700
-------------------------------------------------------------------------------
National Semiconductor Corp.                        76,000            1,877,960

                  33 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
NVIDIA Corp. 1                                      12,800     $        346,368
-------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1,2                   47,300              668,349
-------------------------------------------------------------------------------
Photronics, Inc. 1                                  42,400            1,138,016
-------------------------------------------------------------------------------
Skyworks Solutions, Inc. 1                           2,400               17,592
-------------------------------------------------------------------------------
Texas Instruments, Inc.                            535,000           16,991,600
-------------------------------------------------------------------------------
Varian Semiconductor
Equipment Associates,
Inc. 1                                              18,700              776,424
                                                               ----------------
                                                                     88,578,412

-------------------------------------------------------------------------------
SOFTWARE--3.4%
Activision, Inc. 1                                  48,201              980,402
-------------------------------------------------------------------------------
Ansys, Inc. 1                                       35,200            1,279,872
-------------------------------------------------------------------------------
Autodesk, Inc.                                      69,400            2,372,786
-------------------------------------------------------------------------------
Compuware Corp. 1                                   51,700              435,831
-------------------------------------------------------------------------------
ePlus, inc. 1                                        2,600               33,956
-------------------------------------------------------------------------------
FactSet Research Systems, Inc.                       9,200              337,456
-------------------------------------------------------------------------------
Fair Isaac Corp.                                    15,800              594,554
-------------------------------------------------------------------------------
FileNet Corp. 1                                     32,800              927,256
-------------------------------------------------------------------------------
Hyperion Solutions Corp. 1                          18,800              884,728
-------------------------------------------------------------------------------
Informatica Corp. 1                                 40,100              423,857
-------------------------------------------------------------------------------
McAfee, Inc. 1                                      56,500            1,774,100
-------------------------------------------------------------------------------
MICROS Systems, Inc. 1                              16,400              704,380
-------------------------------------------------------------------------------
Microsoft Corp.                                  2,298,900           58,874,829
-------------------------------------------------------------------------------
Oracle Corp. 1                                   1,396,800           18,968,544
-------------------------------------------------------------------------------
Parametric Technology Corp. 1                      248,600            1,715,340
-------------------------------------------------------------------------------
Progress Software Corp. 1                           39,300            1,221,837
-------------------------------------------------------------------------------
Quest Software, Inc. 1                                 200                2,850
-------------------------------------------------------------------------------
Reynolds & Reynolds Co., Cl. A                   31,800              889,764
-------------------------------------------------------------------------------
Synopsys, Inc. 1                                   109,500            2,026,845
-------------------------------------------------------------------------------
THQ, Inc. 1                                         12,400              433,752
-------------------------------------------------------------------------------
Transaction Systems
Architects, Inc., Cl. A 1                           58,000            1,551,500

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
SOFTWARE Continued
Wind River Systems, Inc. 1                          11,700     $        199,953
                                                               ----------------
                                                                     96,634,392

-------------------------------------------------------------------------------
MATERIALS--3.1%
-------------------------------------------------------------------------------
CHEMICALS--2.1%
Agrium, Inc.                                        80,100            1,831,887
-------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                   58,900            3,519,864
-------------------------------------------------------------------------------
Chemtura Corp.                                       3,779               59,481
-------------------------------------------------------------------------------
Compass Minerals International, Inc.                15,300              389,385
-------------------------------------------------------------------------------
Dow Chemical Co.                                   205,000            9,829,750
-------------------------------------------------------------------------------
E.I. DuPont de Nemours & Co.                   360,000           15,364,800
-------------------------------------------------------------------------------
Eastman Chemical Co.                                35,000            1,938,650
-------------------------------------------------------------------------------
Engelhard Corp.                                     63,000            1,807,470
-------------------------------------------------------------------------------
FMC Corp. 1                                         35,800            2,165,184
-------------------------------------------------------------------------------
Fuller (H.B.) Co.                                   20,500              707,865
-------------------------------------------------------------------------------
MacDermid, Inc.                                     18,200              602,420
-------------------------------------------------------------------------------
Monsanto Co.                                        98,500            6,635,945
-------------------------------------------------------------------------------
NL Industries, Inc.                                 36,800              644,000
-------------------------------------------------------------------------------
PPG Industries, Inc.                                83,400            5,423,502
-------------------------------------------------------------------------------
Praxair, Inc.                                        3,000              148,170
-------------------------------------------------------------------------------
Rohm & Haas Co.                                122,700            5,651,562
-------------------------------------------------------------------------------
Scotts Miracle-Gro Co. (The), Cl. A 1                5,100              399,840
-------------------------------------------------------------------------------
Valhi, Inc.                                          3,800               67,450
-------------------------------------------------------------------------------
Valspar Corp. (The)                                 35,800            1,756,348
                                                               ----------------
                                                                     58,943,573

-------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.2%
Eagle Materials, Inc.                               13,200            1,355,640
-------------------------------------------------------------------------------
Eagle Materials, Inc., Cl. B                         3,601              358,876
-------------------------------------------------------------------------------
Lafarge North America, Inc.                         12,900              900,162
-------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                     33,500            2,435,115
-------------------------------------------------------------------------------
Vulcan Materials Co.                                22,600            1,587,424
                                                               ----------------
                                                                      6,637,217

                  34 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.2%
Crown Holdings, Inc. 1                             110,200     $      1,740,058
-------------------------------------------------------------------------------
Greif, Inc., Cl. A                                  14,200              894,600
-------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                              75,300            1,931,445
-------------------------------------------------------------------------------
Pactiv Corp. 1                                      22,700              499,854
-------------------------------------------------------------------------------
Silgan Holdings, Inc.                               19,500            1,119,885
-------------------------------------------------------------------------------
Temple-Inland, Inc.                                    500               19,895
                                                               ----------------
                                                                      6,205,737

-------------------------------------------------------------------------------
METALS & MINING--0.4%
Carpenter Technology Corp.                          22,300            1,396,872
-------------------------------------------------------------------------------
Commercial Metals Co.                               12,400              356,376
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B 1    3,000              120,840
-------------------------------------------------------------------------------
Nucor Corp.                                         50,600            2,805,770
-------------------------------------------------------------------------------
Phelps Dodge Corp.                                  36,500            3,885,425
-------------------------------------------------------------------------------
Quanex Corp.                                        23,600            1,439,600
-------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                   19,600              915,712
-------------------------------------------------------------------------------
Steel Dynamics, Inc.                                12,400              398,784
                                                               ----------------
                                                                     11,319,379

-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.2%
Georgia-Pacific Corp.                               43,200            1,475,280
-------------------------------------------------------------------------------
Louisiana-Pacific Corp.                             40,700            1,091,574
-------------------------------------------------------------------------------
Potlatch Corp.                                      15,000              867,000
-------------------------------------------------------------------------------
Weyerhaeuser Co.                                    20,300            1,400,294
                                                               ----------------
                                                                      4,834,148

-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.8%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
Alltel Corp.                                        76,700            5,100,550
-------------------------------------------------------------------------------
BellSouth Corp.                                    272,000            7,507,200
-------------------------------------------------------------------------------
CenturyTel, Inc.                                    68,900            2,368,093
-------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.             7,200              308,160
-------------------------------------------------------------------------------
MCI, Inc.                                           38,000              969,760
-------------------------------------------------------------------------------
North Pittsburgh Systems, Inc.                      10,100              211,696

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Premiere Global Services, Inc. 1                    44,100     $        450,702
-------------------------------------------------------------------------------
SBC Communications, Inc.                           373,500            9,132,075
-------------------------------------------------------------------------------
Sprint Corp.                                        53,200            1,431,080
-------------------------------------------------------------------------------
Verizon Communications, Inc.                       847,300           29,003,079
                                                               ----------------
                                                                     56,482,395

-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
AT&T Corp.                                     352,000            6,969,600
-------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A 1               438,600           15,263,280
-------------------------------------------------------------------------------
Nextel Partners, Inc., Cl. A 1                       5,400              134,460
-------------------------------------------------------------------------------
Telephone & Data Systems, Inc.,
Special Shares                                         700               26,740
-------------------------------------------------------------------------------
US Unwired, Inc., Cl. A 1                            5,800               36,076
                                                               ----------------
                                                                     22,430,156

-------------------------------------------------------------------------------
UTILITIES--3.4%
-------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.0%
ALLETE, Inc.                                        15,400              744,128
-------------------------------------------------------------------------------
American Electric Power Co., Inc.                  185,600            7,182,720
-------------------------------------------------------------------------------
Canadian Hydro Developers, Inc. 1                  280,000              937,870
-------------------------------------------------------------------------------
CenterPoint Energy, Inc.                            59,100              812,034
-------------------------------------------------------------------------------
CH Energy Group, Inc.                               16,800              825,720
-------------------------------------------------------------------------------
Cinergy Corp.                                       14,100              622,515
-------------------------------------------------------------------------------
CMS Energy Corp. 1                                  67,900            1,075,536
-------------------------------------------------------------------------------
Constellation Energy Group, Inc.                    49,500            2,980,395
-------------------------------------------------------------------------------
Dominion Resources, Inc.                            72,300            5,340,078
-------------------------------------------------------------------------------
Duke Energy Corp.                                  185,800            5,488,532
-------------------------------------------------------------------------------
Edison International, Inc.                         204,000            8,339,520
-------------------------------------------------------------------------------
Entergy Corp.                                       65,900            5,136,246
-------------------------------------------------------------------------------
Exelon Corp.                                       190,400           10,190,208

                  35 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                    SHARES           SEE NOTE 1
-------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
FirstEnergy Corp.                                   51,100     $      2,543,758
-------------------------------------------------------------------------------
FPL Group, Inc.                                    110,300            4,756,136
-------------------------------------------------------------------------------
Northeast Utilities Co.                              4,400               94,952
-------------------------------------------------------------------------------
NRG Energy, Inc. 1                                  49,300            1,890,655
-------------------------------------------------------------------------------
Ormat Technologies, Inc.                           181,300            3,428,383
-------------------------------------------------------------------------------
PG&E Corp.                                     190,600            7,172,278
-------------------------------------------------------------------------------
PPL Corp.                                           30,200            1,859,716
-------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.               86,200            5,542,660
-------------------------------------------------------------------------------
Southern Co.                                        26,700              934,233
-------------------------------------------------------------------------------
TXU Corp.                                           76,400            6,619,296
-------------------------------------------------------------------------------
Wisconsin Energy Corp.                               1,100               44,165
                                                               ----------------
                                                                     84,561,734

-------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Atmos Energy Corp.                                  67,500            1,968,300
-------------------------------------------------------------------------------
New Jersey Resources Corp.                           4,800              226,848
-------------------------------------------------------------------------------
Northwest Natural Gas Co.                            1,400               54,026
-------------------------------------------------------------------------------
ONEOK, Inc.                                         38,300            1,338,585
-------------------------------------------------------------------------------
Peoples Energy Corp.                                 5,600              241,640
-------------------------------------------------------------------------------
Sempra Energy                                       97,700            4,152,250
-------------------------------------------------------------------------------
Southwest Gas Corp.                                 13,000              348,140
-------------------------------------------------------------------------------
UGI Corp.                                           33,800              991,692
-------------------------------------------------------------------------------
WGL Holdings, Inc.                                  26,200              902,590
                                                               ----------------
                                                                     10,224,071

-------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
Energy East Corp.                                   66,400            1,850,563
-------------------------------------------------------------------------------
Sierra Pacific Resources 1,2                        59,400              771,012
                                                               ----------------
                                                                      2,621,575
                                                               ----------------
Total Common Stocks
(Cost $2,464,096,676)                                             2,788,325,827

                                                 PRINCIPAL                VALUE
                                                    AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.5%
-------------------------------------------------------------------------------
Undivided interest of 5.51% in joint repurchase
agreement (Principal Amount/Value $765,696,000,
with a maturity value of $765,904,652) with
UBS Warburg LLC, 3.27%, dated 7/29/05, to
be repurchased at $42,172,489 on 8/1/05,
collateralized by Federal National
Mortgage Assn., 5%, 3/1/35,
with a value of $782,601,759
(Cost $42,161,000)                           $  42,161,000     $     42,161,000
-------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $2,506,257,676)                                             2,830,486,827

-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--0.4%
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.4%

Undivided interest of 0.50% in joint repurchase
agreement (Principal Amount/Value $1,000,000,000,
with a maturity value of $1,000,277,708) with
Bank of America NA, 3.33%, dated 7/29/05,
to be repurchased at $4,962,661 on 8/1/05,
collateralized by U.S. Agency Mortgages,
0.00%, 8/1/20--8/1/35, with a value
of $1,020,000,000 4                              4,961,283            4,961,283
-------------------------------------------------------------------------------
Undivided interest of 0.16% in joint repurchase
agreement (Principal Amount/Value $3,200,000,000,
with a maturity value of $3,200,891,333) with
Nomura Securities, 3.34%, dated 7/29/05, to
be repurchased at $5,001,393 on 8/1/05,
collateralized by U.S. Agency Mortgages,
2.90%--6%, 4/15/19--4/1/42, with a value
of $3,264,000,000 4                              5,000,000            5,000,000
                                                               ----------------
                                                                      9,961,283

-------------------------------------------------------------------------------
MASTER FLOATING NOTES--0.0%
Bear Stearns, 3.49%, 8/1/05 4                      250,000              250,000
                                                               ----------------
Total Investments Purchased
with Cash Collateral from
Securities Loaned
(Cost $10,211,283)                                                   10,211,283

                  36 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                          VALUE
                                                                     SEE NOTE 1
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $2,516,468,959)                                100.4%    $  2,840,698,110
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                 (0.4)         (11,201,812)
                                             -----------------------------------
NET ASSETS                                           100.0%    $  2,829,496,298
                                             ===================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of Notes to Financial
Statements.

3. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of July 31, 2005 was $1,554,127, which represents 0.05%
of the Fund's net assets, all of which is considered restricted. See Note 6 of
Notes to Financial Statements.

4. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  37 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------

Investments, at value (including securities loaned of $9,934,931) (cost $2,516,468,959)
--see accompanying statement of investments                                                             $  2,840,698,110
------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           1,753,368
------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                               6,760,362
Shares of beneficial interest sold                                                                             5,230,541
Interest and dividends                                                                                         3,040,454
Other                                                                                                             26,543
                                                                                                        ----------------
Total assets                                                                                               2,857,509,378

------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                    10,211,283
------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                         12,920,126
Shares of beneficial interest redeemed                                                                         3,421,034
Distribution and service plan fees                                                                               577,827
Transfer and shareholder servicing agent fees                                                                    454,061
Shareholder communications                                                                                       280,943
Trustees' compensation                                                                                            23,245
Other                                                                                                            124,561
                                                                                                        ----------------
Total liabilities                                                                                             28,013,080

------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $  2,829,496,298
                                                                                                        ================

------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                              $        210,616
------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                 2,462,958,675
------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                              5,865,831
------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                                36,231,330
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                                324,229,846
                                                                                                        ----------------
NET ASSETS                                                                                              $  2,829,496,298
                                                                                                        ================

                  38 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,844,002,093
and 135,830,402 shares of beneficial interest outstanding)                                              $          13.58
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)         $          14.41
------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $434,455,733 and 33,133,604 shares of
beneficial interest outstanding)                                                                        $          13.11
------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $448,491,962 and 34,086,431 shares of
beneficial interest outstanding)                                                                        $          13.16
------------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,243,480 and 4,346,850 shares of
beneficial interest outstanding)                                                                        $          13.40
------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$44,303,030 and 3,218,768 shares of beneficial interest outstanding)                                    $          13.76

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  39 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------

Dividends (net of foreign withholding taxes of $59,487)                                                 $     46,675,282
-------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                         736,028
-------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                           252,965
                                                                                                        -----------------
Total investment income                                                                                       47,664,275

-------------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                               15,047,809
-------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                        3,686,295
Class B                                                                                                        4,025,589
Class C                                                                                                        4,033,695
Class N                                                                                                          232,388
-------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                        2,873,362
Class B                                                                                                        1,065,243
Class C                                                                                                          720,077
Class N                                                                                                          167,629
Class Y                                                                                                           48,773
-------------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                          337,260
Class B                                                                                                          173,182
Class C                                                                                                           94,980
Class N                                                                                                           15,257
Class Y                                                                                                                3
-------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                            39,252
-------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                       37,083
-------------------------------------------------------------------------------------------------------------------------
Other                                                                                                            250,187
                                                                                                        -----------------
Total expenses                                                                                                32,848,064
Less reduction to custodian expenses                                                                              (8,528)
Less waivers and reimbursements of expenses                                                                       (5,723)
                                                                                                        -----------------
Net expenses                                                                                                  32,833,813

-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                         14,830,462

                  40 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
------------------------------------------------------------------------------------------------------------------------

Net realized gain on:
Investments                                                                                             $     91,803,495
Foreign currency transactions                                                                                    988,919
                                                                                                        ----------------
Net realized gain                                                                                             92,792,414
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                                  247,215,248
Translation of assets and liabilities denominated in foreign currencies                                          773,268
                                                                                                        ----------------
Net change in unrealized appreciation                                                                        247,988,516

------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $    355,611,392
                                                                                                        ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  41 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                             2005                2004
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        $     14,830,462    $     (3,367,651)
-------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                         92,792,414         241,165,869
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                    247,988,516         (72,029,022)
                                                                                    -------------------------------------
Net increase in net assets resulting from operations                                     355,611,392         165,769,196

-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                   (8,491,754)                 --
Class B                                                                                           --                  --
Class C                                                                                           --                  --
Class N                                                                                     (157,883)                 --
Class Y                                                                                     (243,531)                 --
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                 (105,627,017)                 --
Class B                                                                                  (30,629,022)                 --
Class C                                                                                  (30,454,372)                 --
Class N                                                                                   (3,271,155)                 --
Class Y                                                                                   (1,898,777)                 --

-------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                  513,526,048         629,618,870
Class B                                                                                   41,817,432          86,494,953
Class C                                                                                   73,074,302         114,336,234
Class N                                                                                   21,285,409          17,824,109
Class Y                                                                                   35,344,456           1,311,934

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Total increase                                                                           859,885,528       1,015,355,296
-------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    1,969,610,770         954,255,474
                                                                                    -------------------------------------
End of period (including accumulated net investment income
(loss) of $5,865,831 and $(11,248), respectively)                                   $  2,829,496,298    $  1,969,610,770
                                                                                    =====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  42 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.69     $     10.70       $    9.28     $   10.47       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .12 2          (.02)           (.01)         (.04)             -- 3
Net realized and unrealized gain (loss)                  1.86            2.01            1.43         (1.15)            .48
                                                  ----------------------------------------------------------------------------
Total from investment operations                         1.98            1.99            1.42         (1.19)            .48
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.08)             --              --            --            (.01)
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.09)             --              --            --            (.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.58     $     12.69       $   10.70     $    9.28       $   10.47
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                      16.16%          18.60%          15.30%       (11.37)%          4.76%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,844,002     $ 1,213,822       $ 501,277     $ 300,244       $ 119,194
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,490,786     $   892,462       $ 362,221     $ 248,681       $  48,406
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                             0.90%           0.11%          (0.02)%       (0.36)%         (0.11)%
Total expenses                                           1.11% 6         1.17% 6,7       1.23% 6       1.30% 6,7       1.33% 6
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  43 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.31     $     10.47       $    9.15     $   10.40       $   10.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .01 2          (.07)           (.07)         (.06)           (.03)
Net realized and unrealized gain (loss)                  1.80            1.91            1.39         (1.19)            .43
                                                  ---------------------------------------------------------------------------
Total from investment operations                         1.81            1.84            1.32         (1.25)            .40
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --              --              --            --              --
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.01)             --              --            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.11     $     12.31       $   10.47     $    9.15       $   10.40
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      15.17%          17.57%          14.43%       (12.02)%          4.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   434,456     $   366,608       $ 237,002     $ 167,906       $  51,412
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   403,468     $   321,870       $ 187,066     $ 117,801       $  17,362
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.06%          (0.76)%         (0.85)%       (1.11)%         (0.99)%
Total expenses                                           1.95%           2.01%           2.12%         2.05%           2.15%
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 5           N/A 5,6        2.07%          N/A 5,6         N/A 5
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  44 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

CLASS C     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.34     $     10.48       $    9.15     $   10.40       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .02 2          (.05)           (.06)         (.06)           (.03)
Net realized and unrealized gain (loss)                  1.81            1.91            1.39         (1.19)            .43
                                                  ----------------------------------------------------------------------------
Total from investment operations                         1.83            1.86            1.33         (1.25)            .40
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --              --              --            --              --
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.01)             --              --            --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.16     $     12.34       $   10.48     $    9.15       $   10.40
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      15.30%          17.75%          14.54%       (12.02)%          4.00%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   448,492     $   348,928       $ 198,180     $ 141,434       $  43,613
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   404,242     $   289,046       $ 159,105     $  97,899       $  16,456
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.16%          (0.63)%         (0.73)%       (1.11)%         (0.98)%
Total expenses                                           1.85% 5         1.89% 5,6       1.95% 5       2.05% 5,6       2.15% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  45 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.56     $     10.62       $    9.23     $   10.45       $    9.84
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .06 2          (.04)           (.03)         (.03)           (.01)
Net realized and unrealized gain (loss)                  1.84            1.98            1.42         (1.19)            .62
                                                  ---------------------------------------------------------------------------
Total from investment operations                         1.90            1.94            1.39         (1.22)            .61
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.05)             --              --            --              --
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.06)             --              --            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.40     $     12.56       $   10.62     $    9.23       $   10.45
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      15.62%          18.27%          15.06%       (11.67)%          6.20%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    58,243     $    33,665       $  13,369     $   5,158       $       8
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    46,600     $    22,846       $   8,524     $   2,026       $       3
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.46%          (0.28)%         (0.30)%       (0.67)%         (0.64)%
Total expenses                                           1.54%           1.62%           1.49%         1.58%           1.57%
Expenses after payments and waivers and
reduction to custodian expenses                          1.53%           1.54%            N/A 5         N/A 5,6         N/A 5
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  46 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

CLASS Y     YEAR ENDED JULY 31,                          2005            2004            2003          2002          2001 1
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     12.86     $     10.79       $    9.31     $   10.48       $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .15 2           .05             .02          (.03)            .02
Net realized and unrealized gain (loss)                  1.89            2.02            1.46         (1.14)            .47
                                                  ----------------------------------------------------------------------------
Total from investment operations                         2.04            2.07            1.48         (1.17)            .49
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.13)             --              --            --            (.01)
Dividends from net realized gain                        (1.01)             --              --            --              --
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.14)             --              --            --            (.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     13.76     $     12.86       $   10.79     $    9.31       $   10.48
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      16.43%          19.18%          15.90%       (11.16)%          4.94%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    44,303     $     6,589       $   4,428     $   2,696       $       1
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    27,864     $     5,921       $   3,102     $   1,953       $       1
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             1.14%           0.57%           0.44%        (0.07)%          0.35%
Total expenses                                           0.82%           0.67%           0.77%         1.04%         168.30% 5
Expenses after payments and waivers and
reduction to custodian expenses                           N/A 6           N/A 6           N/A 6        1.00%           1.01%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   107%            134%            165%          165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  47 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Opportunity Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the
Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price.
Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the
Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid"
and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily

                  48 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New
York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                  49 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                         NET UNREALIZED
                                                                           APPRECIATION
                                                                       BASED ON COST OF
                                                                         SECURITIES AND
            UNDISTRIBUTED     UNDISTRIBUTED           ACCUMULATED     OTHER INVESTMENTS
            NET INVESTMENT        LONG-TERM                  LOSS    FOR FEDERAL INCOME
            INCOME                     GAIN    CARRYFORWARD 1,2,3          TAX PURPOSES
            ---------------------------------------------------------------------------

            $ 8,403,925        $ 44,454,046              $ 10,337         $ 313,500,525

1. The Fund had $10,337 of post-October foreign currency losses which were deferred.

2. During the fiscal year ended July 31, 2005, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2004, the Fund utilized $79,504,753 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2005. Net assets of the
Fund were unaffected by the reclassifications.

                                        REDUCTION TO            REDUCTION TO
                                         ACCUMULATED         ACCUMULATED NET
            INCREASE TO               NET INVESTMENT           REALIZED GAIN
            PAID-IN CAPITAL                   INCOME        ON INVESTMENTS 4
            ----------------------------------------------------------------
            $ 4,913,673                     $ 60,215             $ 4,853,458

4. $4,913,673, including $4,650,374 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended July 31, 2005 and
July 31, 2004 was as follows:

                                              YEAR ENDED          YEAR ENDED
                                           JULY 31, 2005       JULY 31, 2004
            ----------------------------------------------------------------
            Distributions paid from:
            Ordinary income                $  56,154,423                $ --
            Long-term capital gain           124,619,088                  --
                                           ---------------------------------
            Total                          $ 180,773,511                $ --
                                           =================================

                  50 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities                   $ 2,527,198,280
                                                             ================
            Gross unrealized appreciation                    $   354,365,550
            Gross unrealized depreciation                        (40,865,025)
                                                             ----------------
            Net unrealized appreciation                      $   313,500,525
                                                             ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained

                  51 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED JULY 31, 2005        YEAR ENDED JULY 31, 2004
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------

CLASS A
Sold                        56,087,001    $ 721,077,772     63,199,118    $ 810,042,516
Dividends and/or
distributions reinvested     8,073,322      102,773,406             --               --
Redeemed                   (23,990,423)    (310,325,130)   (14,406,555)    (180,423,646)
                           -------------------------------------------------------------
Net increase                40,169,900    $ 513,526,048     48,792,563    $ 629,618,870
                           =============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                         7,455,377    $  93,788,134     11,511,685    $ 139,957,897
Dividends and/or
distributions reinvested     2,298,859       28,413,904             --               --
Redeemed                    (6,393,766)     (80,384,606)    (4,384,689)     (53,462,944)
                           -------------------------------------------------------------
Net increase                 3,360,470    $  41,817,432      7,126,996    $  86,494,953
                           =============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                         9,222,465    $ 116,397,855     12,280,558    $ 150,160,929
Dividends and/or
distributions reinvested     2,177,660       27,002,990             --               --
Redeemed                    (5,588,953)     (70,326,543)    (2,923,666)     (35,824,695)
                           -------------------------------------------------------------
Net increase                 5,811,172    $  73,074,302      9,356,892    $ 114,336,234
                           =============================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                         2,320,216    $  29,787,035      1,779,696    $  22,298,461
Dividends and/or
distributions reinvested       262,057        3,301,929             --               --
Redeemed                      (916,516)     (11,803,555)      (357,061)      (4,474,352)
                           -------------------------------------------------------------
Net increase                 1,665,757    $  21,285,409      1,422,635    $  17,824,109
                           =============================================================

                  52 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                               YEAR ENDED JULY 31, 2005        YEAR ENDED JULY 31, 2004
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------

CLASS Y
Sold                         2,709,492    $  35,440,606        225,166    $   2,880,882
Dividends and/or
distributions reinvested       166,190        2,142,194             --               --
Redeemed                      (169,258)      (2,238,344)      (123,378)      (1,568,948)
                           -------------------------------------------------------------
Net increase                 2,706,424    $  35,344,456        101,788    $   1,311,934
                           =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2005, were as follows:

                                                    PURCHASES             SALES
            -------------------------------------------------------------------
            Investment securities             $ 3,011,479,257   $ 2,501,388,481

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, and 0.60% of average annual net assets in excess of
$800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended July 31, 2005, the Fund paid
$4,779,209 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor

                  53 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the
Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at July 31, 2005 for Class B, Class C and Class N shares were $6,256,957, $3,582,059 and
$661,393, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------

July 31, 2005       $ 1,232,937         $ 4,511       $ 703,509        $ 65,992        $ 24,968

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended July 31, 2005, OFS waived $5,723 for Class N shares. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

                  54 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of July 31, 2005, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of July 31, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                                ACQUISITION                   VALUATION AS OF        UNREALIZED
SECURITY                              DATES           COST      JULY 31, 2005      APPRECIATION
-----------------------------------------------------------------------------------------------

Mission Oil & Gas, Inc.             1/18/05      $ 401,683        $   514,297         $ 112,614
Tusk Energy Corp.                  11/15/04        463,330          1,039,830           576,500
                                                 ----------------------------------------------
                                                 $ 865,013        $ 1,554,127         $ 689,114
                                                 ==============================================

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of July 31, 2005,

                  55 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. SECURITIES LENDING Continued

the Fund had on loan securities valued at $9,934,931. Collateral of $10,211,283 was received for the loans all of which was received in cash and subsequently invested in approved instruments.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the
Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds.
This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005, and amended on March 4, 2005, consolidates into a single action and amends six individual previously filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                  56 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                  Appendix A

           Industry Classifications

   Aerospace & Defense                      Household Products
   Air Freight & Couriers                   Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                  Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3) That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

         1) plans created or qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code,

         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."(6) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").

         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.

         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters- in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

      |_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

1.    Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
   Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
         recordkeepers.

|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

2.    Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of
   0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                       Funds
------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the
         Internal Revenue Code).

|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.        Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds. To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
Oppenheimer Quest Value Fund, Inc.    Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Quest Balanced Fund       Oppenheimer Quest International Value
Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:
Quest for Value U.S. Government Income Fund  Quest for Value New York
Tax-Exempt Fund
Quest for Value Investment Quality Income Fund  Quest for Value National
Tax-Exempt Fund
Quest for Value Global Income Fund        Quest for Value California
Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                         Initial Sales     Initial Sales Charge  Concession as
Number of Eligible     Charge as a % of    as a % of Net Amount  % of Offering
Employees or Members    Offering Price           Invested            Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders. Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         o  Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         o  Shareholders who acquired shares of any Former Quest for Value
            Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
         o  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value,
            adjusted annually, and
         o  liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
         o  redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination of total
            disability by the U.S. Social Security Administration);
         o  withdrawals under an automatic withdrawal plan (but only for
            Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
         o  liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
           Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                             Investment Accounts, Inc.
------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account        Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account        CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account        CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.   Special Reduced Sales Charge for Former Shareholders of Advance America
                                    Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Main Street Opportunity Fund(R)

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP(225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Fund
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602

1234

PX0731.1105

(1) In  accordance  with Rule 12b-1 of the  Investment  Company  Act, the term
"Independent  Trustees" in this Statement of Additional  Information refers to those  Trustees  who are not  "interested  persons" of the Fund and who do not have any  direct  or  indirect  financial  interest  in the  operation  of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Part C

                  OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)

                                  FORM N-1A

                                    PART C

                              OTHER INFORMATION

Item 23. - Exhibits

(a)   Amended and  Restated  Declaration  of Trust dated  9/25/02:  Previously
filed  with  Registrant's   Post-Effective   Amendment  No.  3,  9/24/03,  and
incorporated herein by reference.

(b)   Amended and  Restated  By-Laws  dated  10/24/00.  Previously  filed with
Registrant's  Post-Effective  Amendment No. 2, 9/23/02 and incorporated herein by reference.

(c)   (i)  Specimen  Class  A  Share   Certificate:   Previously   filed  with
Registrant's  Post-Effective Amendment No. 1, 11/21/01 and incorporated herein by reference.

      (ii)  Specimen  Class  B  Share   Certificate:   Previously  filed  with
Registrant's  Post-Effective Amendment No. 1, 11/21/01 and incorporated herein by reference.

      (iii)  Specimen  Class  C  Share  Certificate:   Previously  filed  with
Registrant's  Post-Effective Amendment No. 1, 11/21/01 and incorporated herein by reference.

      (iv)  Specimen  Class  N  Share   Certificate:   Previously  filed  with
Registrant's  Post-Effective Amendment No. 1, 11/21/01 and incorporated herein by reference.

      (v)  Specimen  Class  Y  Share   Certificate:   Previously   filed  with
Registrant's  Post-Effective Amendment No. 1, 11/21/01 and incorporated herein by reference.

(d)   Amended  and  Restated   Investment  Advisory  Agreement  dated  1/1/05:
Previously  filed with  Registrant's  Post-Effective  Amendment No. 5, 9/27/05 and incorporated herein by reference.

(e)   (i) Form of General  Distributor's  Agreement dated 6/27/00:  Previously filed with Registrant's  Pre-Effective No. 3, 9/19/00, and incorporated herein by reference.

      Form  of  Dealer  Agreement  of  OppenheimerFunds   Distributor,   Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

      Form  of  Broker  Agreement  of  OppenheimerFunds   Distributor,   Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

      Form  of  Agency  Agreement  of  OppenheimerFunds   Distributor,   Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

      Form of Trust Company Fund/SERV Purchase  Agreement of  OppenheimerFunds
Distributor,  Inc.:  Previously filed with Post-Effective  Amendment No. 45 to the Registration  Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

      Form of Trust Company Agency Agreement of OppenheimerFunds  Distributor,
Inc.:   Previously  filed  with   Post-Effective   Amendment  No.  45  to  the
Registration  Statement of  Oppenheimer  High Yield Fund (Reg.  No.  2-62076),
10/26/01, and incorporated herein by reference.

(f)   Form    of    Deferred     Compensation     Plan    for    Disinterested
Trustees/Directors:  Previously filed with Post-Effective  Amendment No. 40 to the Registration  Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/27/98, and incorporated herein by reference.

(g)   (i)  Global Custodial  Services  Agreement dated July 15, 2003,  between
Registrant and Citibank,  N.A.: Previously filed with Pre-Effective  Amendment
No. 1 to the  Registration  Statement of Oppenheimer  International  Large-Cap
Core  Trust  (Reg.  No.  333-106014),   8/5/03,  and  incorporated  herein  by
reference.

      (ii)  Amended and Restated  Foreign Custody Manager  Agreement dated May
31, 2001, as amended July 15, 2003:  Previously  filed with the  Pre-Effective
Amendment No. 1 to the  Registration  Statement of  Oppenheimer  International
Large-Cap Core Trust (Reg. No.  333-106014),  8/5/03, and incorporated  herein by reference.

(h)   Not applicable.

(i)   Opinion  and Consent of Counsel  dated  9/15/00:  Previously  filed with
Registrant's  Pre-Effective  Amendment No. 3, 9/19/00, and incorporated herein by reference.

(j)   Independent Registered Public Accounting Firm's Consent: Filed herewith.

(k)   Not applicable.

(l)   Investment  Letter  from  OppenheimerFunds,  Inc.  to  Registrant  dated
8/28/00:  Previously filed with Registrant's Pre-Effective No. 2, 8/28/00, and incorporated herein by reference.

(m)   (i) Amended and Restated  Service Plan and  Agreement for Class A shares dated 4/26/04:  Previously filed with  Registrant's  Post-Effective  Amendment
No. 4, 9/28/04, and incorporated herein by reference.

      (ii) Form of  Distribution  and Service Plan and  Agreement  for Class B
shares dated 6/27/00:  Previously filed with Registrant's Pre-Effective No. 2,
8/28/00, and incorporated herein by reference.

      (iii) Amended and Restated  Distribution  and Service Plan and Agreement
for  Class  C  shares  dated  2/23/04:   Previously  filed  with  Registrant's
Post-Effective Amendment No. 4, 9/28/04, and incorporated herein by reference.

      (iv) Form of  Distribution  and Service Plan and  Agreement  for Class N
shares dated 10/24/00:  Previously filed with  Registrant's  Pre-Effective No.
3, 9/19/00, and incorporated herein by reference.

(n)   Oppenheimer  Funds Multiple Class Plan under Rule 18f-3 updated  through
8/11/05:   Previously  filed  with  Post-Effective  Amendment  No.  5  to  the
Registration  Statement of Oppenheimer Main Street  Opportunity Fund (Reg. No.
333-40186), 9/27/05, and incorporated herein by reference.

(o)    Powers of Attorney dated  December 13, 2004 for all  Trustees/Directors and Officers:  Previously  filed with  Post-Effective  Amendment No. 44 to the
Registration  Statement of Oppenheimer  Variable Account Funds,  2/25/05,  and
incorporated herein by reference.

(p)   Amended  and  Restated  Code of Ethics of the  Oppenheimer  Funds  dated
February  1, 2005  under  Rule 17j-1 of the  Investment  Company  Act of 1940:
Previously  filed  with the  Initial  Registration  Statement  of  Oppenheimer
Dividend Growth Fund (Reg. No. 333-122902),  2/18/05,  and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seven of  Registrant's  Amended and Restated  Declaration of Trust filed as Exhibit 23(a) to this Registration
Statement, and incorporated herein by reference.

Insofar as  indemnification  for liabilities  arising under the Securities Act of 1933 may be  permitted to trustees,  officers  and  controlling  persons of
Registrant pursuant to the foregoing  provisions or otherwise,  Registrant has been advised  that in the opinion of the  Securities  and Exchange  Commission such  indemnification  is against public policy as expressed in the Securities
Act of 1933 and is,  therefore,  unenforceable.  In the event that a claim for
indemnification   against  such   liabilities   (other  than  the  payment  by
Registrant of expenses  incurred or paid by a trustee,  officer or controlling person  of  Registrant  in the  successful  defense  of any  action,  suit  or proceeding)  is  asserted  by such  trustee,  officer or  controlling  person,
Registrant  will,  unless in the  opinion of its  counsel  the matter has been
settled  by   controlling   precedent,   submit  to  a  court  of  appropriate
jurisdiction  the  question  whether  such  indemnification  by it is  against public policy as expressed in the  Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)   OppenheimerFunds,  Inc. is the investment adviser of the Registrant;  it and certain  subsidiaries  and  affiliates  act in the same  capacity to other investment companies,  including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)   There  is  set  forth  below  information  as  to  any  other  business, profession,  vocation  or  employment  of a  substantial  nature in which each officer and director of  OppenheimerFunds,  Inc. is, or at any time during the past two fiscal  years has been,  engaged  for  his/her  own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------------------
Name  and   Current   Position
with OppenheimerFunds, Inc.    Other  Business and  Connections  During the Past
                               Two Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy L. Abbuhl,             Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Emeline S. Adwers,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Agan,                   Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.,  Shareholder Financial Services,  Inc., OFI
                               Private  Investments,  Inc. and Centennial  Asset
                               Management Corporation;  Senior Vice President of
                               Shareholders Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carl Algermissen,              Formerly  Associate  Counsel and Legal Compliance
Vice   President  &  Associate Officer at Great  West-Life  & Annuity  Insurance
Counsel                        Co.  (February  2004-October  2004);   previously
                               with   INVESCO    Funds   Group,    Inc.    (June
                               1993-December  2003),  most  recently  as  Senior
                               Staff Attorney.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Amato,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik Anderson,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Beck Apostolopoulos,    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante,             Secretary     (since     December    2001)    of:
Vice President & Secretary     OppenheimerFunds  Distributor,  Inc.,  Centennial
                               Asset   Management    Corporation,    Oppenheimer
                               Partnership  Holdings,   Inc.,  Oppenheimer  Real
                               Asset  Management,  Inc.,  Shareholder  Financial
                               Services,  Inc.,  Shareholder Services,  Inc. and
                               OppenheimerFunds  Legacy Program;  (since January
                               2005)   of    Trinity    Investment    Management
                               Corporation.  Secretary  (since  June  2003)  of:
                               HarbourView  Asset  Management  Corporation,  OFI
                               Private  Investments,  Inc. and OFI Institutional
                               Asset  Management,   Inc.   Assistant   Secretary
                               (since December 2001) of OFI Trust Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hany S. Ayad,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Baker,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Baldwin,               Formerly   Managing  Director  at  Deutsche  Bank
Executive Vice President       (March 2001 - March 2005)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Banta,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joanne Bardell,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Baum,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeff Baumgartner,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Marc Baylin,                   Formerly  Portfolio  Manager at J.P. Morgan (June
Vice President                 2002-August 2005.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Todd Becerra,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lalit K. Behal                 Assistant    Secretary   of   HarbourView   Asset
Assistant Vice President       Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert,             Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gerald Bellamy,                Assistant  Vice  President  of OFI  Institutional
Assistant Vice President       Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik S. Berg,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert Bertucci                None
Assistant Vice President:
Rochester Division

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rajeev Bhaman,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig Billings,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Binning,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Bishop,              Treasurer     (since     October     2003)     of
Vice President                 OppenheimerFunds     Distributor,     Inc.    and
                               Centennial Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Beth Bleimehl,                 None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John R. Blomfield,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa I. Bloomberg,             Formerly   First  Vice  President  and  Associate
Vice   President  &  Associate General  Counsel of UBS  Financial  Services Inc.
Counsel                        (May 1999-May 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Veronika Boesch,               Formerly  (until  February  2004) an  independent
Assistant Vice President       consultant/coach in organizational development.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chad Boll,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Antulio N. Bomfim,             None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John C. Bonnell,               Vice  President of  Centennial  Asset  Management
Vice President                 Corporation.  Formerly  a  Portfolio  Manager  at
                               Strong Financial Corporation (May 1999-May 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle Borre Massick,        None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lori E. Bostrom,               Formerly Vice President and Corporate  Counsel at
Vice    President   &   Senior Prudential   Financial   Inc.   (October  2002  -
Counsel                        November 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Bourgeois,                Assistant    Vice    President   of   Shareholder
Assistant Vice President       Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Boydell,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Bromberg,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lowell Scott Brooks,           Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joan Brunelle,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristine Bryan-Levin,          Formerly  Senior Vice President at Brown Brothers
Vice President                 Harriman (November 2002 - May 2005)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Burke,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Burns,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Geoffrey Caan,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine Carroll,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debra Casey,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maria Castro,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Chaffee,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
May Chen,                      Formerly  Assistant  Vice President of Enterprise
Assistant Vice President       Services at MassMutual  Financial Group (May 2002
                               - April 2005)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Chibnik,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Patrick Sheng Chu,             None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brett Clark,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
H.C. Digby Clements,           None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter V. Cocuzza,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gerald James Concepcion,       Formerly  (until  November 2004) an RIA Marketing
Assistant Vice President       Associate of OppenheimerFunds, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Corbett,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Cornwell,                Vice  President of  Centennial  Asset  Management
Vice President                 Corporation,   Shareholder   Financial  Services,

                               Inc.  ,   OppenheimerFunds   Legacy  Program  and
                               OppenheimerFunds  Distributor,  Inc.; Senior Vice
                               President of Shareholder Services, Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott Cottier,                 None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Coulston,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie C. Cusker,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Curry,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Damian,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Richard Demarco,               None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig P. Dinsell,              None
Executive Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Randall C. Dishmon,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rebecca K. Dolan               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven D. Dombrower,           Senior    Vice    President    of   OFI   Private
Vice President                 Investments,     Inc.;    Vice    President    of
                               OppenheimerFunds Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Doyle,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce C. Dunbar,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Dvorak,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Edmiston,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel R. Engstrom,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Robert Erven             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Evans,               None
Senior  Vice   President   and
Director   of    International
Equities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward N. Everett,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathy Faber,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Falicia,                 Assistant   Secretary   (as  of  July   2004)  of
Assistant Vice President       HarbourView Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Kristie Feinberg,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Emmanuel Ferreira,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding,            Vice President of  OppenheimerFunds  Distributor,
Senior Vice President;         Inc.;  Director of ICI Mutual Insurance  Company;
Chairman   of  the   Rochester Governor of St. John's  College;  Chairman of the
Division                       Board of  Directors  of  International  Museum of
                               Photography at George Eastman House.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Bradley G. Finkle,             Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.      Formerly      Head     of      Business

                               Management/Proprietary  Distribution at Citigroup
                               Asset Management (August 1986-September 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Finley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jordan Hayes Foster,           Vice   President  of  OFI   Institutional   Asset
Vice President                 Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Foxhoven,                Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Colleen M. Franca,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dominic Freud,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan Gagliardo,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hazem Gamal,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Seth Gelman,                   Formerly  an  Associate  in the Asset  Management
Vice President                 Legal   Department   at   Goldman   Sachs  &  Co.
                               (February 2003-August 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Timothy Gerlach,               None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Subrata Ghose,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles W. Gilbert,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip S. Gillespie,          Formerly  First Vice  President of Merrill  Lynch
Senior   Vice    President   & Investment Management (2001 to September 2004).
Deputy General Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan C. Gilston,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Glazerman,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Benjamin J. Gord,              Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and  of  OFI   Institutional   Asset
                               Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Granger,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Leyla Greengard,               None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert B. Grill,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Haley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marilyn Hall,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kelly Haney,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Hauenstein,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert W. Hawkins,             Formerly an  Associate  at Shearman  and Sterling
Assistant  Vice  President and LLP  (July  2004-August  2005)  and  Dechert  LLP
Assistant Counsel              (September 2000-June 2004).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas B. Hayes,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer Heathwood,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dennis Hess,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph Higgins,                Vice   President  of  OFI   Institutional   Asset
Vice President                 Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dorothy F. Hirshman,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Hoelscher,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Huebl,                Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Margaret Hui,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Huttlin,                  Senior   Vice   President    (Director   of   the
Vice President                 International  Division)  (since January 2004) of
                               OFI   Institutional   Asset   Management,   Inc.;
                               Director  (since  June 2003) of  OppenheimerFunds
                               (Asia) Limited
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James G. Hyland,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve P. Ilnitzki,             Vice President of  OppenheimerFunds  Distributor,
Senior Vice President          Inc.;   Senior  Vice  President  of  OFI  Private
                               Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kelly Bridget Ireland,         Vice   President    (since   January   2004)   of
Vice President                 OppenheimerFunds   Distributor   Inc.   Formerly,
                               Director  of  INVESCO  Distributors  Inc.  (April
                               2000-December 2003).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,              Vice   President  and   Assistant   Secretary  of
Vice     President,     Senior OppenheimerFunds     Distributor,     Inc.    and
Counsel     and      Assistant Shareholder  Services,  Inc.; Assistant Secretary
Secretary                      of  Centennial  Asset   Management   Corporation,
                               OppenheimerFunds  Legacy Program and  Shareholder
                               Financial Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Jaume,                 Senior  Vice  President  of   HarbourView   Asset
Vice President                 Management   Corporation  and  OFI  Institutional
                               Asset  Management,  Inc.;  Director  of OFI Trust
                               Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank V. Jennings,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Jennings,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Johnson,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Kadehjian,                Formerly Vice President,  Compensation Manager at
Assistant Vice President       The  Bank  of New  York  (November  1996-November
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Kandilis,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Lynn Oberist Keeshan,          Assistant  Treasurer of  OppenheimerFunds  Legacy
Senior Vice President          Program

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Keffer,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Christina J. Keller,           Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh,                 Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin S. Korn,                Formerly  a  Senior  Vice  President  at  Bank of
Senior Vice President          America   (Wealth   and   Investment   Management
                               Technology Group) (March 2002-August 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dimitrios Kourkoulakos,        None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Kramer,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Kunz,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Lamentino,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey P. Lagarce,            President  and  Chief  Marketing  Officer  of OFI
Senior Vice President          Institutional   Asset  Management,   Inc.  as  of
                               January    2005.    Formerly    Executive    Vice
                               President-Head  of Fidelity  Tax-Exempt  Services
                               Business   at   Fidelity    Investments   (August
                               1996-January 2005).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Latino,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristina Lawrence,             Formerly     Assistant    Vice    President    of
Vice President                 OppenheimerFunds,   Inc.   (November   2002-March
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gayle Leavitt,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher M. Leavy,          None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Randy Legg,                    Formerly   an   associate    with   Dechert   LLP
Vice   President  &  Assistant (September 1998-January 2004).
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Leitzinger,              Senior Vice  President of  Shareholder  Services,
Vice President                 Inc.;  Vice  President of  Shareholder  Financial
                               Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Justin Leverenz,               Formerly,   a   research/technology   analyst  at
Vice President                 Goldman Sachs, Taiwan (May 2002-May 2004)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael S. Levine,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gang Li,                       None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shanquan Li,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie A. Libby,                Formerly   Executive  Vice  President  and  Chief
Senior Vice President          Operating Officer at Fred Alger Management,  Inc.
                               (July 1996 - February 2005)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Lifshey,                Formerly a  Marketing  Manager at PIMCO  Advisors
Assistant Vice President       (January 2002-September 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mitchell J. Lindauer,          None
Vice   President  &  Assistant
General Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bill Linden,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa B. Lischin,            Assistant  Vice  President  of   OppenheimerFunds
Vice President                 Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Lolli,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel G. Loughran             None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patricia Lovett,               Vice   President   of    Shareholder    Financial
Vice President                 Services,  Inc.  and  Senior  Vice  President  of
                               Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven Lucaccini,              Formerly  Director and High Yield  Analyst at UBS
Assistant Vice President       Global Asset  Management  (November  2001 - April
                               2005)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Dongyan Ma,                    None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Macchia,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark H. Madden,                Formerly   Senior  Vice   President   and  Senior
Vice President                 Portfolio Manager with Pioneer Investments,  Inc.
                               (July 1990-July 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Mandzij,              Formerly   Marketing   Manager   -  Sales   Force
Assistant Vice President       Marketing     (March     2003-June    2004)    of
                               OppenheimerFunds, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry Mandzij,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angelo G. Manioudakis          Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management  Corporation and of OFI  Institutional
                               Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Mattisinko,              Assistant    Secretary   of   HarbourView   Asset
Vice   President  &  Associate Management  Corporation,  OppenheimerFunds Legacy
Counsel                        Program,  OFI  Private  Investments,   Inc.,  OFI
                               Institutional Asset Management,  Inc., Centennial
                               Asset  Management  Corporation,  Oppenheimer Real
                               Asset  Management,  Inc.  and Trinity  Investment
                               Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth McCormack,           Vice   President  and   Assistant   Secretary  of
Vice President                 HarbourView Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph McGovern,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles L. McKenzie,           Chairman of the Board, Director,  Chief Executive
Senior Vice President          Officer  and  President  of  OFI  Trust  Company;
                               Chairman,   Chief   Executive   Officer,   Senior
                               Managing    Director    and   Director   of   OFI
                               Institutional   Asset  Management,   Inc.;  Chief
                               Executive  Officer,  President,  Senior  Managing
                               Director  and  Director  of   HarbourView   Asset
                               Management Corporation;  Chairman,  President and
                               Director   of   Trinity   Investment   Management
                               Corporation
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Medev,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucienne Mercogliano,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jason Meshnick,                Formerly  Financial  Analyst  at Wall  Street  On
Assistant Vice President       Demand (April 2003 - May 2005)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew J. Mika,                None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jan Miller,                    Formerly a Supervisor at Janus (May  2004-October
Assistant Vice President       2004  and  a   Manager   at   Invesco   (February
                               1994-February 2004).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nikolaos D. Monoyios,          None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Moon,                  Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and  of  OFI   Institutional   Asset
                               Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John V. Murphy,                President and Management  Director of Oppenheimer
Chairman, President, Chief     Acquisition  Corp.;  President  and  Director  of
Executive Officer & Director   Oppenheimer   Partnership   Holdings,   Inc.  and
                               Oppenheimer   Real   Asset   Management,    Inc.;
                               Chairman  and Director of  Shareholder  Services,
                               Inc. and Shareholder  Financial  Services,  Inc.;
                               Director   of   Centennial    Asset    Management
                               Corporation,  OppenheimerFunds Distributor, Inc.,
                               Institutional  Asset  Management,  Inc.,  Trinity
                               Investment   Management   Corporation,    Tremont
                               Capital  Management,   Inc.,   HarbourView  Asset
                               Management    Corporation    and   OFI    Private
                               Investments,  Inc.;  Executive  Vice President of
                               Massachusetts   Mutual  Life  Insurance  Company;
                               Director  of  DLB  Acquisition   Corporation;   a
                               member  of  the  Investment  Company  Institute's
                               Board of Governors.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Meaghan Murphy,                Formerly  Marketing  Professional,  RFP Writer at
Assistant Vice President       JP Morgan  Fleming Asset  Management  (May 2002 -
                               October 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Suzanne Murphy,                Formerly  (until December 2003) a Vice President,
Vice President                 Senior Marketing Manager with Citigroup.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas J. Murray,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Nadler,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Nichols,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Norman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James B. O'Connell,            Formerly   a   Senior    Designer    Manager   of
Assistant Vice President       OppenheimerFunds,  Inc.  (April  2002 -  December
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Matthew O'Donnell,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John O'Hare,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John J. Okray,                 Formerly   Vice   President,    Head   of   Trust
Vice President                 Operations at Lehman Brothers (June  2004-October
                               2004)  prior to which  he was an  Assistant  Vice
                               President,   Director   of  Trust   Services   at
                               Cambridge Trust Company (October 2002-June 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Lerae A. Palumbo,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Anthony Parish,                None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Pellegrino,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allison C. Pells,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert H. Pemble,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lori L. Penna,                 Formerly  an RFP  Manager/Associate  at  JPMorgan
Vice President                 Chase & Co. (June 2001-September 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Petersen,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marmeline Petion-Midy,         Formerly a Senior Financial  Analyst with General
Assistant Vice President       Motors,  NY Treasurer's  Office (July  2000-Augut
                               2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Pfeffer,                 Senior  Vice  President  of   HarbourView   Asset
Senior  Vice   President   and Management   Corporation   since  February  2004.
Chief Financial Officer        Formerly,  Director and Chief  Financial  Officer
                               at   Citigroup   Asset    Management    (February
                               2000-February 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Phillips,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott Phillips,                Formerly   Vice   President   at  Merrill   Lynch
Vice President                 Investment Management (June 2000-July 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gary Pilc,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John Piper,                    None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nicolas Pisciotti,             Formerly  Assistant  Vice President at ING (April
Assistant Vice President       2002 - May 2005)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jason Pizzorusso,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Poiesz,                  Formerly  a Senior  Portfolio  Manager at Merrill
Senior  Vice  President,  Head Lynch (October 2002-May 2004).
of Growth Equity Investments
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Sergei Polevikov,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey Portnoy,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raghaw Prasad,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Preuss,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Ellen Puckett,                 Formerly   Sennior  Program  Manager  at  Dendant
Assistant Vice President       Telecommunications (May 2002-September 2004).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jane C. Putnam,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Paul Quarles,                  Formerly a  Principal  at AIM  Management  Group,
Assistant Vice President       Inc. (October 1997-October 2004).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael E. Quinn,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie S. Radtke,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Norma J. Rapini,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Corry E. Read,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marc Reinganum,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Reiter,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Claire Ring,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Robertson,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert Robis,                  Formerly  a  Proprietary  Trader  at J.P.  Morgan
Assistant Vice President       Chase & Co. (May 2004-May 2005).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Antoinette Rodriguez,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacey Roode,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey S. Rosen,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacy Roth,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff,                 President   and   Director  of   OppenheimerFunds
Executive Vice President       Distributor,    Inc.   and    Centennial    Asset
                               Management Corporation;  Executive Vice President
                               of OFI Private Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Adrienne Ruffle,               Formerly an Associate  with Sidley Austin Brown &
Assistant  Vice  President and Wood LLP (September 2002-February 2005).
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kim Russomanno,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy Ryan,                  Formerly   a   research   analyst  in  the  large
Vice President                 equities group at Credit Suisse Asset  Management
                               (August 2001-June 2004)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rohit Sah,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Valerie Sanders,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Karen Sandler,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rudi W. Schadt,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ellen P. Schoenfeld,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maria Schulte,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott A. Schwegel,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allan P. Sedmak                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer L. Sexton,            Senior    Vice    President    of   OFI   Private
Vice President                 Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Nava Sharma,                   None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bonnie Sherman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David C. Sitgreaves,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward James Sivigny           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Enrique H. Smith,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Louis Sortino,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith J. Spencer,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marco Antonio Spinar,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard A. Stein,              None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur P. Steinmetz,           Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer Stevens,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John P. Stoma,                 Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Deborah A. Sullivan,           Secretary of OFI Trust Company.
Vice   President  &  Assistant
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman,               Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Szilagyi,             Director of Financial  Reporting  and  Compliance
Assistant Vice President       at First Data Corporation (April 2003-June 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Matthew Tartaglia,             None
Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles,                 Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Temple,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeaneen Terrio,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Toner,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Leonid Tsvayg,                 None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith Tucker,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cameron Ullyat,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angela Uttaro,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark S. Vandehey,              Vice President of  OppenheimerFunds  Distributor,
Senior  Vice   President   and Inc.,  Centennial  Asset  Management  Corporation
Chief Compliance Officer       and Shareholder  Services,  Inc.; Chief Financial
                               Officer   of   HarbourView    Asset    Management
                               Corporation,  Oppenheimer  Partnership  Holdings,
                               Inc.,  Oppenheimer Real Asset  Management,  Inc.,
                               Shareholder     Financial     Services,     Inc.,
                               OppenheimerFunds   Legacy  Program,  OFI  Private
                               Investments,  Inc.,  OFI  Trust  Company  and OFI
                               Institutional  Asset  Management,  Inc.  Formerly
                               (until    March   2004)   Vice    President    of
                               OppenheimerFunds, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maureen Van Norstrand,         None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nancy Vann,                    Formerly  Assistant  General  Counsel  at Reserve
Vice  President  and Assistant Management  Company,   Inc.  (April  to  December
Counsel                        2004);  attorney  at Sidley  Austin  Brown & Wood
                               LLP (October 1997 - April 2004).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rene Vecka,                    None
Assistant Vice President,
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Vermette,              Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip F. Vottiero,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Walsh,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa M. Ward,                Vice President of  OppenheimerFunds  Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry A. Webman,               Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher D. Weiler,         None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Adam Weiner,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barry D. Weiss,                Vice  President of HarbourView  Asset  Management
Vice President                 Corporation  and of Centennial  Asset  Management
                               Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Melissa Lynn Weiss,            None
Vice   President  &  Associate
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christine Wells,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph J. Welsh,               Vice  President of HarbourView  Asset  Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Diederick Wermolder,           Director of  OppenheimerFunds  International Ltd.
Senior Vice President          and  OppenheimerFunds  plc  and  OppenheimerFunds
                               (Asia) Limited;  Senior Vice President  (Managing
                               Director of the  International  Division)  of OFI
                               Institutional Asset Management, Inc..
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine M. White,            Assistant  Vice  President  of   OppenheimerFunds
Assistant Vice President       Distributor,   Inc.;   member  of  the   American
                               Society of Pension Actuaries (ASPA) since 1995.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annabel Whiting,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Wilby,              None
Senior  Vice   President   and
Senior   Investment   Officer,
Director of Equities
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna M. Winn,                 President,  Chief Executive  Officer and Director
Senior Vice President          of OFI Private  Investments,  Inc.;  Director and
                               President  of  OppenheimerFunds  Legacy  Program;
                               Senior   Vice   President   of   OppenheimerFunds
                               Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower,               Senior   Vice   President   of   OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,               Treasurer   of   HarbourView   Asset   Management
Senior Vice President and      Corporation;    OppenheimerFunds    International
Treasurer                      Ltd.,  Oppenheimer  Partnership  Holdings,  Inc.,
                               Oppenheimer   Real   Asset   Management,    Inc.,
                               Shareholder    Services,     Inc.,    Shareholder
                               Financial    Services,    Inc.,    OFI    Private
                               Investments,   Inc.,  OFI   Institutional   Asset
                               Management,   Inc.,   OppenheimerFunds   plc  and
                               OppenheimerFunds  Legacy  Program;  Treasurer and
                               Chief  Financial  Officer  of OFI Trust  Company;
                               Assistant  Treasurer of  Oppenheimer  Acquisition
                               Corp.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carol E. Wolf,                 Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management  Corporation  and of Centennial  Asset
                               Management  Corporation;  serves  on the Board of
                               the Colorado Ballet.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Meredith Wolff,                None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Oliver Wolff,                  None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kurt Wolfgruber,               Director  of Tremont  Capital  Management,  Inc.,
Executive   Vice    President, HarbourView Asset Management  Corporation and OFI
Chief  Investment  Officer and Institutional Asset Management,  Inc. (since June
Director                       2003)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Caleb C. Wong,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward C. Yoensky,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucy Zachman,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack                 General Counsel and Director of  OppenheimerFunds
Executive Vice President and   Distributor,  Inc.; General Counsel of Centennial
General Counsel                Asset   Management   Corporation;   Senior   Vice
                               President  and  General  Counsel  of  HarbourView
                               Asset    Management     Corporation    and    OFI
                               Institutional  Asset  Management,   Inc.;  Senior
                               Vice  President,  General Counsel and Director of
                               Shareholder     Financial     Services,     Inc.,
                               Shareholder    Services,    Inc.,   OFI   Private
                               Investments,  Inc.  and OFI Trust  Company;  Vice
                               President    and    Director    of    Oppenheimer
                               Partnership   Holdings,    Inc.;   Director   and
                               Assistant Secretary of  OppenheimerFunds  plc and
                               OppenheimerFunds  International  Ltd.;  Secretary
                               and General  Counsel of  Oppenheimer  Acquisition
                               Corp.;   Director  of   Oppenheimer   Real  Asset
                               Management,   Inc.  and  OppenheimerFunds  (Asia)
                               Limited);   Vice  President  of  OppenheimerFunds
                               Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Neal A. Zamore,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Zavanelli,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alex Zhou,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur J. Zimmer,              Senior  Vice  President  of   HarbourView   Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
OFI Tremont Core Strategies Hedge Fund
OFI Tremont Market Neutral Hedge Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)
Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.

Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund

Oppenheimer  International  Large-Cap  Core  Fund  (a  series  of  Oppenheimer
International Large-
     Cap Core Trust)
Oppenheimer International Small Company Fund
Oppenheimer  International  Value Fund (a series of Oppenheimer  International
Value Trust)
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer  Limited Term Municipal  Fund (a series of  Oppenheimer  Municipal
Fund)
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Portfolio Series (4 series)
     Active Allocation Fund
     Aggressive Investor Fund
     Conservative Investor Fund
     Moderate Investor Fund
Oppenheimer  Principal  Protected  Main Street  Fund (a series of  Oppenheimer
Principal
     Protected Trust)
Oppenheimer  Principal  Protected Main Street Fund II (a series of Oppenheimer
Principal
     Protected Trust II)
Oppenheimer  Principal Protected Main Street Fund III (a series of Oppenheimer
Principal
     Protected Trust III)
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer Tremont Market Neutral Fund, LLC
Oppenheimer Tremont Opportunity Fund, LLC
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Balanced Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Core Bond Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Strategic Bond Fund/VA
     Oppenheimer Value Fund/VA
Panorama Series Fund, Inc. (4 series):
     Government Securities Portfolio
     Growth Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the  Oppenheimer  funds  listed  above,  Shareholder  Financial
Services,  Inc.,  Shareholder  Services,  Inc.,   OppenheimerFunds   Services,
Centennial   Asset   Management   Corporation,   Centennial   Capital   Corp.,
Oppenheimer Real Asset Management,  Inc. and  OppenheimerFunds  Legacy Program
is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds,  Inc.,  OppenheimerFunds  Distributor,  Inc.,
HarbourView Asset Management  Corporation,  Oppenheimer  Partnership Holdings,
Inc.,  Oppenheimer  Acquisition  Corp.,  OFI Private  Investments,  Inc.,  OFI
Institutional  Asset  Management,  Inc. and  Oppenheimer  Trust Company is Two
World Financial  Center,  225 Liberty Street,  11th Floor,  New York, New York
10281-1008.

The address of Tremont  Advisers,  Inc. is 555 Theodore  Fremd  Avenue,  Suite
206-C, Rye, New York 10580.

The  address  of  OppenheimerFunds  International  Ltd.  is Bloc C, Irish Life
Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment  Management  Corporation is 301 North Spring
Street, Bellefonte, Pennsylvania 16823.

Item 27. Principal Underwriter

(a)   OppenheimerFunds   Distributor,   Inc.   is  the   Distributor   of  the
Registrant's  shares.  It is  also  the  Distributor  of  each  of  the  other registered open-end investment companies for which  OppenheimerFunds,  Inc. is
the  investment   adviser,  as  described  in  Part  A  and  Part  B  of  this
Registration  Statement and listed in Item 26(b) above (except Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b)   The directors  and officers of the  Registrant's  principal  underwriter are:

---------------------------------------------------------------------------------
Name & Principal                Position & Office         Position and Office
Business Address                with Underwriter          with Registrant
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy Abbhul(1)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Agan(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante(2)            Secretary                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Barker                    Vice President            None
2901B N. Lakewood Avenue
Chicago, IL 60657
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert(1)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rocco Benedetto(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Bishop(1)             Treasurer                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas S. Blankenship          Vice President            None
10407 Cromdale Manor Ct.
Springs, TX 77379
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Blinzler(1)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David A. Borrelli               Vice President            None
105 Black Calla Ct.
San Ramon, CA 94583
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey R. Botwinick(2)         Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle Brennan(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
L. Scott Brooks(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin E. Brosmith               Senior Vice President     None
5 Deer Path
South Natlick, MA 01760
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey W. Bryan                Vice President            None
1048 Malaga Avenue
Coral Gables, FL 33134
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patrick Campbell(1)             Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew Chonofsky                Vice President            None
300 West Fifth Street, Apt. 118
Charlotte, NC 28202
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Melissa Clayton(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Susan Cornwell(1)               Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Neev Crane                      Vice President            None
1530 Beacon Street, Apt. #1403
Brookline, MA 02446
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julian C. Curry                 Vice President            None
5801 Nicholson Lane, Suite 420
North Bethesda, MD 20852
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey D. Damia(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Davis(2)                   Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stephen J. Demetrovits(2)       Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph A. DiMauro               Vice President            None
522 Lakeland Avenue
Grosse Pointe, MI 48230
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven Dombrower(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George P. Dougherty             Vice President            None
328 Regency Drive
North Wales, PA 19454
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ryan C. Drier                   Vice President            None
3307 Park Ridge Lane NE
Grand Rapids, MI 49525
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cliff H. Dunteman               Vice President            None
N 53 W 27761 Bantry Road
Sussex, WI 53089-45533
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hillary Eigen(2)                Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Eiler(2)                   Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent M. Elwell                  Vice President            None
35 Crown Terrace
Yardley, PA 19067
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregg A. Everett                Vice President            None
4328 Auston Way
Palm Harbor, FL 34685-4017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Fahey(1)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric C. Fallon                  Vice President            None
10 Worth Circle
Newton, MA 02458
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Deanna Farrugia(1)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph Fernandez                Vice President            None
1717 Richbourg Park Drive
Brentwood, TN 37027
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark J. Ferro(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding(3)           Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Bradley Finkle(2)               Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric P. Fishel                  Vice President            None
725 Boston Post Rd., #12
Sudbury, MA 01776
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patrick W. Flynn (1)            Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John ("J") Fortuna(2)           Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jayme Fowler(2)                 Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucio Giliberti                 Vice President            None
6 Cyndi Court
Flemington, NJ 08822
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raquel Granahan(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ralph Grant                     Senior Vice President     None
10 Boathouse Close
Mt. Pleasant, SC 29464
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kahle Greenfield(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael D. Guman                Vice President            None
3913 Pleasant Avenue
Allentown, PA 18103
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James E. Gunther                Vice President            None
178 Canterbury Turn
Lancaster, PA 17601
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin J. Healy(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Hennessey                 Vice President            None
8634 Forest Run Lane
Orlando, FL 32836
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elyse R. Jurman Herman          Vice President            None
5486 NW 42 Avenue
Boca Raton, FL 33496
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Suzanne Heske                   Vice President            None
4146 22nd Street
San Francisco, CA 94114
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy G. Hetson(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William E. Hortz(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Husch(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stephen Ilnitzki(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives(1)             Vice President &          Assistant Secretary
                                Assistant Secretary
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shonda Rae Jaquez(2)            Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nivan Jaleeli                   Vice President            None
13622 E. Geronimo Rd.
Scottsdale, AZ 85259
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric K. Johnson(1)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Johnson                 Vice President            None
15792 Scenic Green Court
Chesterfield, MO 63017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina J. Keller(2)          Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Klassen(1)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Klein                   Senior Vice President     None
4820 Fremont Avenue South
Minneapolis, MN 55419
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Knott(1)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brent A. Krantz                 Senior Vice President     None
61500 Tam McArthur Loop
Bend, OR 97702
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David T. Kuzia                  Vice President            None
19102 Miranda Circle
Omaha, NE 68130
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Paul R. LeMire                  Assistant Vice President  None
7 Cormorant Drive

Middletown, NJ 07748
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric J. Liberman(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa Lischin(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James V. Loehle(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Loncar(1)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Montana W. Low                  Vice President            None
1636 N. Wells Street, Apt. 3411
Chicago, IL 60614
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig Lyman                     Vice President            None
3930 Swenson St. #502
Las Vegas, NV 89119
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John J. Lynch                   Vice President            None
6325 Bryan Parkway
Dallas, TX 75214
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Malik                   Vice President            None
546 Idylberry Road
San Rafael, CA 94903
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven C. Manns                 Vice President            None
1627 N. Hermitage Avenue
Chicago, IL 60622
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Todd A. Marion(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Theresa-Marie Maynier           Vice President            None
2421 Charlotte Drive
Charlotte, NC 28203
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John C. McDonough               Vice President            None
2 Leland Ct.
Chevy Chase, MD 20815
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent C. McGowan                 Vice President            None
9510 190th Place SW
Edmonds, WA 98020
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Medina(1)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Melehan                  Vice President            None
906 Bridgeport Court
San Marcos, CA 92069
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Mezzanotte                 Vice President            None
16 Cullen Way
Exeter, NH 03833
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clint Modler(1)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Moser((1))               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David W. Mountford              Vice President            None
7820 Banyan Terrace
Tamarac, FL 33321
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gzim Muja                       Vice President            None
269 S. Beverly Dr. #807
Beverly Hills, CA 90212
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John V. Murphy(2)               Director                  President & Trustee
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy Jean Murray               Vice President            None
32 Carolin Road
Upper Montclair, NJ 07043
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John S. Napier                  Vice President            None
17 Hillcrest Ave.
Darien, CT 06820
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin P. Neznek(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bradford Norford                Vice President            None
3914 Easton Sq. Pl.
Columbus, OH 43219
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan Panzer                     Vice President            None
6755 Ridge Mill Lane
Atlanta, GA 30328
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Park(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Perkes                 Vice President            None
6 Lawton Ct.
Frisco, TX 75034
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles K. Pettit(2)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elaine M. Puleo-Carter(2)       Senior Vice President     None
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Minnie Ra                       Vice President            None
100 Dolores Street, #203
Carmel, CA 93923
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Dusting Raring                  Vice President            None
27 Blakemore Drive
Ladera Ranch, CA 92797
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Michael A. Raso(2)              Vice President            None
---------------------------------------------------------------------------------
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Richard Rath                    Vice President            None
46 Mt. Vernon Ave.
Alexandria, VA 22301
---------------------------------------------------------------------------------
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Ruxandra Risko(2)               Vice President            None
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David R. Robertson(2)           Senior Vice President     None
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Nicole Robbins(2)               Vice President            None
---------------------------------------------------------------------------------
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Ian M. Roche                    Vice President            None
7070 Bramshill Circle
Bainbridge, OH 44023
---------------------------------------------------------------------------------
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Kenneth A. Rosenson             Vice President            None
24753 Vantage Pt. Terrace
Malibu, CA 90265
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James H. Ruff(2)                President & Director      None
---------------------------------------------------------------------------------
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Matthew Rutig                   Vice President            None
199 North Street
Ridgefield, CT 06877
---------------------------------------------------------------------------------
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William R. Rylander             Vice President            None
85 Evergreen Road
Vernon, CT 06066
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Thomas Sabow                    Vice President            None
6617 Southcrest Drive
Edina, MN 55435
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John Saunders                   Vice President            None
911 North Orange Avenue #401
Orlando, FL 32801
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Jill Schmitt(2)                 Vice President            None
---------------------------------------------------------------------------------
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Thomas Schmitt(2)               Vice President            None
---------------------------------------------------------------------------------
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William Schories(2)             Vice President            None
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Charles F. Scully               Vice President            None
125 Cypress View Way
Apex, NC 27502
---------------------------------------------------------------------------------
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Eric Sharp                      Vice President            None
862 McNeill Circle
Woodland, CA 95695
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William Sheluck(2)              Vice President            None
---------------------------------------------------------------------------------
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Debbie A. Simon                 Vice President            None
55 E. Erie St., #4404
Chicago, IL 60611
---------------------------------------------------------------------------------
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Bryant Smith(1)                 Vice President            None

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Douglas Bruce Smith             Vice President            None
8927 35th Street W.
University Place, WA 98466
---------------------------------------------------------------------------------
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John Spensley                   Vice President            None
2000 Rhettsbury Street
Carmel, IN 46032
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Alfred St. John(2)              Vice President            None
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Bryan Stein                     Vice President            None
8 Longwood Rd.
Voorhees, NJ 08043
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John Stoma(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
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Wayne Strauss(3)                Assistant Vice President  None
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Brian C. Summe                  Vice President            None
2479 Legends Way
Crestview Hills, KY 41017
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Michael Sussman(2)              Vice President            None
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George T. Sweeney               Senior Vice President     None
5 Smokehouse Lane
Hummelstown, PA 17036
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James Taylor(2)                 Assistant Vice President  None
---------------------------------------------------------------------------------
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Martin Telles(2)                Senior Vice President     None
---------------------------------------------------------------------------------
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David G. Thomas                 Vice President            None
16628 Elk Run Court
Leesburg, VA 20176
---------------------------------------------------------------------------------
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Barrie L. Tiedemann             Vice President            None
2592 S. Belvoir Blvd.
University Heights, OH 44118
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Mark S. Vandehey(1)             Vice President and Chief  Vice President and
                                Compliance Officer        Chief Compliance
                                                          Officer
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Vincent Vermete(2)              Assistant Vice President  None
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Elaine Villas(2)                Assistant Vice President  None
---------------------------------------------------------------------------------
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Cynthia Walloga(2)              Vice President            None
---------------------------------------------------------------------------------
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Kenneth Lediard Ward            Vice President            None
1400 Cottonwood Valley Circle
N.
Irving, TX 75038
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Teresa Ward(1)                  Vice President            None
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Michael J. Weigner              Vice President            None
4905 W. San Nicholas Street
Tampa, FL 33629
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Donn Weise                      Vice President            None
3249 Earlmar Drive
Los Angeles, CA 90064
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Chris Werner(1)                 Vice President            None
---------------------------------------------------------------------------------
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Catherine White(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
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Donna Winn(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
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Philip Witkower(2)              Senior Vice President     None
---------------------------------------------------------------------------------
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Meredith Wolff(2)               Assistant Vice President  None

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Cary Patrick Wozniak            Vice President            None
18808 Bravata Court
San Diego, CA 92128
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John Charles Young              Vice President            None
3914 Southwestern
Houston, TX 77005
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Robert G. Zack(2)               General Counsel &         Vice President &
                                Director                  Secretary

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(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)Two World Financial  Center,  225 Liberty Street,  11th Floor, New York, NY
10281-1008
(3)350 Linden Oaks, Rochester, NY 14623

(c)   Not applicable.

Item 28. Location of Accounts and Records

The  accounts,  books  and  other  documents  required  to  be  maintained  by
Registrant  pursuant to Section  31(a) of the  Investment  Company Act of 1940
and rules  promulgated  thereunder are in the possession of  OppenheimerFunds,
Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant  to  the  requirements  of the  Securities  Act of  1933  and/or  the
Investment  Company Act of 1940,  the  Registrant  certifies that it meets all the requirements for effectiveness of this Registration  Statement pursuant to
Rule  485(b)  under  the  Securities  Act of 1933  and has  duly  caused  this
Registration  Statement  to be  signed  on  its  behalf  by  the  undersigned, thereunto  duly  authorized,  in the City of New York and State of New York on
the 22nd day of November, 2005.

                        OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)

                        By:  /s/ John V. Murphy*
                        ---------------------------------------------
                        John V. Murphy, President,
                        Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this  Registration
Statement has been signed below by the following  persons in the capacities on the dates indicated:

Signatures                   Title                       Date

/s/ William L. Armstrong*    Chairman of the             November 22, 2005
---------------------------  Board of Trustees
William L. Armstrong

/s/ John V. Murphy*          President, Principal        November 22, 2005
------------------------     Executive Officer & Trustee
John V. Murphy

/s/ Brian W. Wixted*         Treasurer, Principal        November 22, 2005
-------------------------    Financial &
Brian W. Wixted              Accounting Officer

/s/ Robert G. Avis*          Trustee                     November 22, 2005

---------------------
Robert G. Avis

/s/ George Bowen*            Trustee                     November 22, 2005

----------------------
George Bowen

/s/ Edward Cameron*          Trustee                     November 22, 2005

------------------------
Edward Cameron

/s/ Jon S. Fossel*           Trustee                     November 22, 2005

--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee                     November 22, 2005

---------------------
Sam Freedman

/s/ Beverly L. Hamilton*

-------------------------    Trustee                     November 22, 2005
Beverly L. Hamilton

/s/ Robert J. Malone*
-----------------------      Trustee                     November 22, 2005
Robert J. Malone

/s/ F. William Marshall, Jr.* Trustee                    November 22, 2005

----------------------------
F. William Marshall, Jr.

*By:  /s/ Mitchell J. Lindauer
        -----------------------------------------
        Mitchell J. Lindauer, Attorney-in-Fact

                  OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)

                     Registration Statement No. 333-40186

                        Post-Effective Amendment No. 6

EXHIBIT INDEX

Exhibit No.      Description

23(j)            Independent Registered Public Accounting Firm's Consent